UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders

Annual report 2011

October 31, 2011

U.S. equities	International equities
The Large-Cap Value Equity Portfolio	The International Equity Portfolio
The Select 20 Portfolio	The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio	The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio	The Emerging Markets Portfolio II
The Real Estate Investment Trust Portfolio II	The Global Real Estate Securities Portfolio

U.S. fixed income	International fixed income
The Core Focus Fixed Income Portfolio	The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Delaware Pooled® Trust

Contents

Portfolio objectives	2
The Large-Cap Value Equity Portfolio	4
The Select 20 Portfolio	8
The Large-Cap Growth Equity Portfolio	12
The Focus Smid-Cap Growth Equity Portfolio	16
The Real Estate Investment Trust Portfolio II	20
The Core Focus Fixed Income Portfolio	24
The High-Yield Bond Portfolio	28
The Core Plus Fixed Income Portfolio	32
The International Equity Portfolio	36
The Labor Select International Equity Portfolio	40
The Emerging Markets Portfolio	44
The Emerging Markets Portfolio II	48
The Global Real Estate Securities Portfolio	52
The Global Fixed Income Portfolio	56
Disclosure of Portfolio expenses	60
Security type, sector allocations, country allocations,
and top 10 equity holdings	62
Statements of net assets	74
Statements of operations	117
Statements of changes in net assets	121
Financial highlights	126
Notes to financial statements	141
Report of independent registered
public accounting firm	167
Other Portfolio information	168
Board of trustees/directors and officers addendum	180

Delaware Pooled® Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for the available investment Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The International Equity,* Labor Select International Equity, Emerging Markets,* and Global Fixed Income* Portfolios.

Shareholder services

Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, and other communications.

A dedicated shareholder services staff is available to assist with account questions and provide net asset values of the Delaware Pooled Trust Portfolios weekdays from 9 a.m. to 5 p.m. Eastern time. Shareholders may call 800 231-8002 or write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting www.delawareinvestments.com/institutional/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust (DMBT), which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. (DMHI) and its subsidiaries.

*Closed to new investors.
©2011 Delaware Management Holdings, Inc.	2011 Annual report • Delaware Pooled Trust
All third-party trademarks cited are the property of their respective owners.

Portfolio objectives

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500™ Growth Index.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc., or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

2011 Annual report • Delaware Pooled Trust

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of issuers from emerging or developing foreign countries. Under normal market conditions, at least 80% of the Portfolio’s total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging. The Portfolio’s investment manager considers an “emerging country” to be any country that is: (1) generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation; (2) classified by the United Nations as developing; or (3) included in the International Finance Corporation Free Index or the MSCI Emerging Markets Index.

The Global Real Estate Securities Portfolio seeks maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued by U.S. and non-U.S. companies in the real estate and real estate–related sectors. The Portfolio may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is presently closed to new investors.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

The Portfolios of Delaware Pooled® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Because the Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolios’ overall performance.

The Portfolios will be affected primarily by changes in stock prices.

The Real Estate Investment Trust II, The Global Real Estate Securities, The Select 20, and The Global Fixed Income Portfolios are considered “nondiversified” as defined in the Investment Company Act of 1940. “Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2011

For the fiscal year ended Oct. 31, 2011, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned +12.98% at net asset value (NAV) with all distributions reinvested. The Portfolio outperformed its benchmark, the Russell 1000® Value Index, which returned +6.16% during the same period. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown in the table on page 6.

In the first half of the Portfolio’s fiscal year, stock prices generally climbed as corporate earnings remained healthy and investors anticipated a continued slow-but-steady economic recovery. Market conditions abruptly soured in late July 2011, however, as several unresolved issues took center stage:

  Concerns mounted about rising debt levels in Greece, Italy, and other financially challenged countries in the euro zone.
  A political battle in Washington, D.C., surrounding the lifting of the U.S. federal debt ceiling triggered new worries about the United States’ ability to manage its fiscal situation.
  Similar concerns caused credit rating agency Standard & Poor’s to downgrade the sovereign credit rating of the United States from the highest level of AAA to AA+.
  These events took place against a backdrop of sustained high unemployment and increasing signs of global economic weakness.

While August and September 2011 saw dramatic price swings in both directions, October witnessed sharp gains in the stock market, as many investors became more optimistic that European policy makers could resolve the region’s debt crisis, while economic growth in the U.S. appeared to be more resilient than many had feared.

In this environment, the Portfolio outpaced the benchmark largely due to successful sector allocation decisions and strong stock picking. In sector terms, our decision to underweight financial stocks proved quite helpful, given financials’ status as the worst-performing group in the benchmark index during the fiscal year. A modest relative overweighting in energy (the market’s top-performing sector) also had a meaningful positive effect on relative results, as did a small cash position during periods when the market was in a steep decline.

From the standpoint of stock selection, several holdings in the energy sector were notable contributors to performance during the fiscal year. National Oilwell Varco, a maker of components for oil drilling rigs, benefited from a resurgence in demand that caused the stock’s price to increase sharply. We sold the stock after it reached our price target. Another significant outperformer in the energy sector was oil exploration and production company Marathon Oil. Security selection in the information technology sector was another source of strength, led by Motorola Solutions. Motorola Solutions generated steady financial performance amid difficult economic conditions.

Among performance detractors, the weakest relative performer was document-management company Xerox. The company’s shares fared poorly as many investors were concerned about the effects of reduced government and healthcare spending on Xerox’s services business. Also, despite the Portfolio’s favorable results overall from the struggling financial sector, several individual holdings in this group were disappointing performers. Insurance company Allstate, for example, had a challenging year, given a large number of severe storms that increased payouts to policyholders. Another noteworthy detractor in the financials sector was Bank of New York Mellon, which had difficulty growing fee income in the current market environment.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

At the end of the fiscal year, we maintained the Portfolio’s defensive positioning, as we continue to anticipate slow economic growth for some time. We believe that conditions justify a conservative approach until we see sustainable improvement.

Given this backdrop, we maintained the Portfolio’s underweighting relative to the benchmark index within traditionally economically sensitive sectors such as financials and consumer discretionary, while remaining relatively overweight in more defensive groups, including healthcare and consumer staples. One potential exception is the information technology sector. Despite this sector’s economic sensitivity, we were overweight at the end of the fiscal year because we identified a number of companies displaying strong balance sheets, good cash flows, and other characteristics that we routinely favor for investment. Stocks of these companies were available for purchase at what we saw as undeservedly low prices.

As of the end of the Portfolio’s fiscal year, valuations across the market struck us as generally higher than they should be, given the sluggish economic situation. While circumstances can change quickly, we expect to maintain our less-cyclical positioning until we see more lasting improvements in market and economic conditions.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	+12.98%	+13.95%	-0.25%	+4.85%	+8.72%

Portfolio profile
Oct. 31, 2011

Total net assets
$6.6 million

Number of holdings
37

Inception date
Feb. 3, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The Large-Cap Value Equity Portfolio	$1,000,000	$1,605,466
Russell 1000 Value Index	$1,000,000	$1,563,565

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.02%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2011

During the first several months of the Portfolio’s fiscal year ended Oct. 31, 2011, investors generally adopted an optimistic tone, seemingly focusing on several positive macroeconomic developments, including: the injection of additional stimulus by the Federal Reserve, a bipartisan deal to extend the Bush-era tax cuts (which also included stimulus measures), and still slowly improving economic conditions in the United States. (Data: Bloomberg.)

Starting in the spring and summer months of 2011, however, investors began responding to a pause in economic growth, as well as broad euro zone fears related primarily to the increasing risk of a Greek debt restructuring and possible default. Major equity indices reflected the increased level of uncertainty, generally declining through most of May and much of June.

For the most part, this trend continued through the final months of the Portfolio’s fiscal year, as market activity largely centered on the daily news coming out of the euro zone, which was predominantly negative. For example, the Greek government teetered on the edge of default as it awaited approval on an additional expanded bailout package. Additionally, many investors kept a close eye on activity in Spain and Italy, as both countries — each a major euro-zone economy — attempted to enact austerity measures aimed at staving off a potential default. These events, combined with a slowing economic environment across Europe, the United States, and even many emerging economies, took a significant toll on investors. The S&P 500® Index, for example, experienced a steep decline through July 2011 and into early August before recovering part of those losses.

Within this environment, Delaware Pooled Trust — The Select 20 Portfolio returned +15.23% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned +9.92% for the same period. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 10. As is customary with this Portfolio, returns were generated largely from our stock selection decisions as opposed to sector allocation choices.

MasterCard was one of the Portfolio’s top contributors — we continued to hold the stock even through talks of credit/debit card transaction fee reductions as part of the financial overhaul legislation. We believed banks would be affected far more than credit card companies whose related fees were much smaller. We opportunistically added to the Portfolio’s position when investors punished the stock because of the anticipated reform. When the Fed announced final recommendations that were more favorable than initially feared, investors were able to focus on strong company fundamentals and the growing global trend of consumers shifting from paper to plastic.

Priceline.com was another solid contributor and its “name your own price” model seemed to fit in well with today’s value-conscious consumer. While priceline.com’s business model is attractive, the more interesting story, in our view, is the company’s higher-margin European business that matches travelers with the smaller independent hotels that are more prevalent than large chains abroad. This segment has represented the real growth of priceline.com and the company will seek to match its success in other fragmented hotel markets, such as those in Asia.

Crown Castle International, which operates and leases wireless towers throughout the U.S., detracted from the Portfolio’s performance when it posted negative returns due to investor fears that potential industry consolidations would slow plans for infrastructure spending. While a proposed merger now faces antitrust issues, Crown Castle has continued to report solid earnings from enhanced wireless demand and investors generally seem to be regaining confidence.

The Portfolio’s position in Strayer Education, a private educational institute, also hurt overall performance. The institute has struggled with declining revenue from shrinking enrollment. The entire

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

for-profit education industry has suffered for several quarters largely due to enhanced government scrutiny and stricter regulations concerning recruiting, enrollment, and financial assistance. The “gainful employment” rules placed aid restrictions on programs that insufficiently prepare students for finding well-paying jobs, a tough feat in this challenging economic environment. Strayer is an industry leader that we believe will survive and even benefit, as competitors fail and the labor market ultimately improves.

Regardless of the economy, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies. We seek companies with solid business models and competitive positions that we believe can grow market share, and which have the potential to deliver shareholder value in a variety of market environments.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	+15.23%	+19.96%	+3.86%	+4.07%	-1.69%

Portfolio profile
Oct. 31, 2011

Total net assets
$46 million

Number of holdings
24

Inception date
March 31, 2000

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The Select 20 Portfolio	$1,000,000	$1,490,079
Russell 3000 Growth Index	$1,000,000	$1,443,524

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.24%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 8, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio's risk is increased because each investment has a greater effect on the Portfolio's overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

On February 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to February 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2011

During the first several months of the Portfolio’s fiscal year ended Oct. 31, 2011, investors generally adopted an optimistic tone, seemingly focusing on several positive macroeconomic developments, including: the injection of additional stimulus by the Federal Reserve, a bipartisan deal to extend the Bush-era tax cuts (which also included stimulus measures), and still slowly improving economic conditions in the United States. (Data: Bloomberg.)

Starting in the spring and summer months of 2011, however, investors began responding to a pause in economic growth, as well as broad euro zone fears related primarily to the increasing risk of a Greek debt restructuring and possible default. Major equity indices reflected the increased level of uncertainty, generally declining through most of May and much of June.

For the most part, this trend continued through the final months of the Portfolio’s fiscal year, as market activity largely centered on the daily news coming out of the euro zone, which was predominantly negative. For example, the Greek government teetered on the edge of default as it awaited approval on an additional expanded bailout package. Additionally, many investors kept a close eye on activity in Spain and Italy, as both countries — each a major euro-zone economy — attempted to enact austerity measures aimed at staving off a potential default. These events, combined with a slowing economic environment across Europe, the United States, and even many emerging economies, took a significant toll on investors. The S&P 500® Index, for example, experienced a steep decline through July 2011 and into early August before recovering part of those losses.

Within this environment, Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio returned +11.43% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned +9.92% for the same period. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown in the table on page 14. As is customary with this Portfolio, returns were generated largely from our stock selection decisions as opposed to sector allocation choices.

MasterCard was one of the Portfolio’s top contributors — we continued to hold the stock even through talks of credit/debit card transaction fee reductions as part of the financial overhaul legislation. We believed banks would be affected far more than credit card companies whose related fees were much smaller. We opportunistically added to the Portfolio’s position when investors seemed to punish the stock because of the anticipated reform. When the Fed announced final recommendations that were more favorable than initially feared, investors were able to focus on strong company fundamentals and the growing global trend of consumers shifting from paper to plastic.

Priceline.com was another solid contributor and its “name your own price” model seemed to fit in well with today’s value-conscious consumer. While priceline.com’s business model is attractive, the more interesting story, in our view, is the company’s higher-margin European business that matches travelers with the smaller independent hotels that are more prevalent than large chains abroad. This segment has represented the real growth of priceline.com and the company will seek to match its success in other fragmented hotel markets, such as those in Asia.

Staples, the nation’s largest office supply retailer, was a notable detractor for the fiscal year. During the Portfolio’s fiscal year, many investors grew concerned about the growth prospects for the office supply space as a whole, as Staples missed earnings and revenue forecasts in the weaker economy. While consumers and businesses have generally remained quite cost-conscious, Staples has gained market share at home and abroad and we believe the company looks primed to benefit from a future recovery.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

Crown Castle International, which operates and leases wireless towers throughout the U.S., detracted from the Portfolio’s performance when it posted negative returns due to investor fears that potential industry consolidations would slow plans for infrastructure spending. While a proposed merger now faces antitrust issues, Crown Castle has continued to report solid earnings from enhanced wireless demand and investors generally seem to be regaining confidence.

Regardless of the economy, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies. We seek companies with solid business models and competitive positions that we believe can grow market share, and which have the potential to deliver shareholder value in a variety of market environments.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	Lifetime
	+11.43%	+17.02%	+2.82%	+2.91%

Portfolio profile
Oct. 31, 2011

Total net assets
$170.5 million

Number of holdings
32

Inception date
Nov. 1, 2005

Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2011)
Russell 1000 Growth Index	$1,000,000	$1,293,445
The Large-Cap Growth Equity Portfolio	$1,000,000	$1,187,578

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 12, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2011

During the first several months of the Portfolio’s fiscal year ended Oct. 31, 2011, investors generally adopted an optimistic tone, seemingly focusing on several positive macroeconomic developments, including: the injection of additional stimulus by the Federal Reserve, a bipartisan deal to extend the Bush-era tax cuts (which also included stimulus measures), and still slowly improving economic conditions in the United States. (Data: Bloomberg.)

Starting in the spring and summer months of 2011, however, investors began responding to a pause in economic growth, as well as broad euro zone fears related primarily to the increasing risk of a Greek debt restructuring and possible default. Major equity indices reflected the increased level of uncertainty, generally declining through most of May and much of June.

For the most part, this trend continued through the final months of the Portfolio’s fiscal year, as market activity largely centered on the daily news coming out of the euro zone, which was predominantly negative. For example, the Greek government teetered on the edge of default as it awaited approval on an additional expanded bailout package. Additionally, many investors kept a close eye on activity in Spain and Italy, as both countries — each a major euro-zone economy — attempted to enact austerity measures aimed at staving off a potential default. These events, combined with a slowing economic environment across Europe, the United States, and even many emerging economies, took a significant toll on investors. The S&P 500® Index, for example, experienced a steep decline through July 2011 and into early August before recovering part of those losses.

Within this environment, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned +21.44% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Russell 2500™ Growth Index, returned +11.91% for the same period. Complete annualized performance for The Focus Smid-Cap Growth Equity Portfolio is shown in the table on page 18.

Weight Watchers International is the leading global provider of weight-management products and services. While the company continues to derive solid income from its traditional member meetings, it has expanded its market toward an increasing amount of internet and royalty revenue streams, which result in higher company margins. As a result, earnings have grown incrementally through its expanding subscriber base. Weight Watchers was the largest contributor to Portfolio performance during the fiscal year.

Peet’s Coffee & Tea is a specialty coffee roaster that markets its products through retail, restaurants, and company-owned stores. Though coffee prices have risen for the past few years, the gourmet segment of the market seems to be in solid growth mode. The company’s successful direct distribution model has resulted in special displays and premium product placements in chain stores and discount retailers that carry its brands. This positioning represents a significant advantage for gourmet coffee brands like Peet’s, which are generally priced more expensively than other offerings in the same aisles. Earnings remained solid throughout the fiscal year and we added to the Portfolio’s position as growth prospects looked strong for the long term.

The Portfolio was not without its detractors. The Portfolio’s position in Strayer Education, a private educational institute, hurt overall performance. The institute has struggled with declining revenue from shrinking enrollment. The entire for-profit education industry has suffered for several quarters largely due to enhanced government scrutiny and stricter regulations concerning recruiting, enrollment, and financial assistance. The “gainful employment” rules placed aid restrictions on programs that insufficiently prepare

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

students for finding well-paying jobs, a tough feat in this challenging economic environment. Strayer is an industry leader that we believe will survive and even benefit, as competitors fail and the labor market ultimately improves.

SBA Communications, which operates and leases wireless towers throughout the U.S., also posted negative returns due to investor fears that potential industry consolidations would slow down plans for infrastructure spending. While a proposed merger now faces antitrust issues, SBA Communications has continued to report solid earnings from enhanced wireless demand and investors generally seem to be regaining confidence.

Regardless of the economy, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies. We seek companies with solid business models and competitive positions that we believe can grow market share, and which have the potential to deliver shareholder value in a variety of market environments.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	Lifetime
	+21.44%	+31.62%	+10.65%	+9.20%

Portfolio profile
Oct. 31, 2011

Total net assets
$16.7 million

Number of holdings
29

Inception date
Dec. 1, 2003

Growth of $1,000,000

	Starting value (Dec. 1, 2003)	Ending value (Oct. 31, 2011)
The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$2,007,863
Russell 2500 Growth Index	$1,000,000	$1,609,480

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Dec. 1, 2003, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.44%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2011

For its fiscal year ended Oct. 31, 2011, Delaware Pooled Trust — The Real Estate Investment Trust Portfolio II returned +12.37% at net asset value (NAV) with all distributions reinvested. In comparison, the Portfolio’s benchmark, the FTSE NAREIT Equity REITs Index, advanced by 10.34% during the same period. Complete annualized performance for The Real Estate Investment Trust Portfolio II is shown in the table on page 22.

The Portfolio’s fiscal year was a highly volatile period for U.S. real estate investment trusts (REITs). Early in the fiscal year, REIT prices climbed steadily, posting an upward trend that lasted until early July 2011 as investors embraced the prospect of a moderate economic recovery.

In late July and early August 2011, REIT prices dropped sharply, but they rebounded in subsequent weeks. Over the remaining months of the Portfolio’s fiscal year, big price moves occurred regularly, with the rally in late August followed by a steep drop in September and then another impressive recovery in October.

Despite the up-and-down nature of the market, REITs enjoyed solid gains overall during the Portfolio’s fiscal year, as a favorable supply-demand balance, coupled with readily available financing at attractive prices, provided supportive conditions for property companies.

The Portfolio enjoyed strong results relative to its benchmark, more due to returns of individual securities than through sector allocation.

For much of the fiscal year, we tilted the Portfolio toward high-quality mall, apartment, and self-storage companies, as we believed these businesses were potentially well positioned to take advantage of low interest rates and the pricing power and occupancy rates made possible by tight property supply.

In the mall sector, for example, one of the Portfolio’s top-performing securities for the fiscal year was Simon Property Group, the largest position in both the Portfolio and the benchmark. We believe Simon Property Group is a high-quality company with a good management team and a healthy balance sheet, and its stock was supported by the limited supply of mall space and attractive financing costs.

The Portfolio was also helped by its overweight allocation to the strong-performing apartment sector, as well as security selection within that sector. Another solid contributor to relative returns was Home Properties, which was not one of the apartment sector’s better performers in absolute terms, but we made a timely sale of the security late in the fiscal year. Relative portfolio performance was modestly hampered by an underweight position in AvalonBay Communities, an index constituent that fared relatively well. We reduced the Portfolio’s position in this high-quality apartment company because we believed its shares were somewhat expensive and that better opportunities existed elsewhere.

Public Storage, a leading self-storage company that enjoyed durable pricing power and affordable financing costs, was another notable outperformer for the Portfolio.

The Portfolio’s modest cash position worked against relative returns in an up market (the benchmark does not include a cash stake). Elsewhere, a handful of individual securities provided a modest degree of underperformance. The Portfolio’s weakest individual holding during the fiscal year was Digital Realty Trust, an owner and operator of data-center space. Suburban office company Brandywine Realty Trust and lodging company Marriott International also hampered the Portfolio’s relative results.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

For the majority of the Portfolio’s fiscal year, we also opted to underweight lodging stocks because of concerns about the health of the economy. This approach generally worked well for the Portfolio, and late in the fiscal year, we selectively took advantage of opportunities to buy high-quality lodging stocks whose low prices failed to reflect what we believed to be their underlying value.

Toward the end of the fiscal year, we moved defensively as the market rallied to trim the Portfolio’s allocation to stocks whose prices had risen beyond what we considered reasonable. At the same time, we also often added to stocks that we believed were fundamentally solid but still attractively valued.

We remain confident about the individual stocks in the Portfolio, but are mindful of the macroeconomic risks facing investors today. We believe the excess levels of debt in Europe (and to a lesser extent, in the United States) bear close scrutiny, and will not hesitate to make changes to the Portfolio as conditions evolve. We continue to assess the market environment day by day in an attempt to position the Portfolio to perform well as the landscape changes. Property companies require affordable and available investment capital in order to thrive, and it is with this in mind that we continue to closely monitor the general health and functioning of the capital markets.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	+12.37%	+15.15%	-0.39%	+10.28%	+8.65%

Portfolio profile
Oct. 31, 2011

Total net assets
$3.1 million

Number of holdings
53

Inception date
Nov. 4, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
FTSE NAREIT Equity REITs Index	$1,000,000	$2,835,487
FTSE NAREIT All Equity REITs Index	$1,000,000	$2,831,020
The Real Estate Investment Trust Portfolio II	$1,000,000	$2,660,766

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.81%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.95% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs. The FTSE NAREIT All Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges. Effective Dec. 20, 2010: (1) FTSE changed the composition of the FTSE NAREIT Equity REITs Index to exclude timber REITs; (2) FTSE created the FTSE NAREIT All Equity REITs Index with the components of the former FTSE NAREIT Equity REITs Index, including timber REITs; and (3) the Portfolio changed its benchmark index from the FTSE NAREIT All Equity REITs Index (former FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index. The rationale for the change was that the Portfolio’s portfolio managers believe the new index is more appropriate for the Portfolio’s investment style. The FTSE NAREIT All Equity REITs Index may be excluded from this comparison in the future.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject Portfolios to greater risks and volatility.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2011

At the beginning of the Portfolio’s fiscal year ended Oct. 31, 2011, financial markets were pressured by continuing credit concerns in the euro zone, tightening policy actions in China, and the political shift signaled by the mid-term U.S. Congressional elections, as well as by mixed reactions and results following the Federal Reserve’s second round of quantitative easing, often called QE2.

As the Portfolio’s fiscal year progressed, headwinds included sharply higher food and energy costs (often related to unrest in the Middle East and North Africa) as well as the earthquake-related nuclear disaster in Japan, which provided a setback to some Japanese multinational corporations and to global growth. These factors were offset by the positive response in risk markets to central bank–created liquidity, including QE2. Late in the fiscal year, the market experienced brief bounces due to perceived progress toward crisis resolution in Europe, but these moments of optimism were generally short-lived.

Despite considerable economic headwinds, the fiscal year was generally favorable to the fixed income market as a whole due to accommodative monetary policy from the Fed, value in many areas of the corporate bond market, and strong demand for yield in light of low interest rates.

Against this backdrop, Delaware Pooled Trust — The Core Focus Fixed Income Portfolio returned +6.49% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +5.00% for the same period. Complete annualized performance for The Core Focus Fixed Income Portfolio is shown in the table on page 26.

The Portfolio’s relative returns for its fiscal year were aided by a continued overweight in investment grade corporate bonds, including an emphasis on lower-medium- and medium-grade (BBB- and A-rated) issues, as well as the generally positive effects of security selection. Among investment grade U.S. corporate bonds, we believed that bonds rated BBB and A generally offered the best risk-reward trade-off, and thus emphasized Portfolio positions in those categories. These bonds sometimes experienced volatility, but overall aided relative return.

The Portfolio generally remained underweight in government-backed or agency mortgage-backed securities (MBS), as we believed these securities remained expensive for much of the fiscal year. These areas of the market underperformed during this period.

Despite the Portfolio’s bias toward higher-quality commercial mortgage-backed securities (CMBS), its overweight position in this category detracted from its relative return. An overweight allocation in asset-backed securities (ABS) had a similarly negative effect. The negative ramifications of both allocations were particularly notable during the latter parts of the fiscal year.

We have suggested for several years that the nature of the 2008 recession was much different than the typical inventory-cycle type of recession experienced periodically during the last 50-plus years. Unlike other recessions, the 2008 balance-sheet recession was driven by the combination of overly leveraged and indebted parties (both individuals and corporations), as well as a sharp decline in the value of assets those parties held. As we are witnessing today, the effects of a balance sheet recession tend to last considerably longer and may cause any recovery to be less than robust.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

Unfortunately, the key solution to an inventory-cycle recession — lower short-term rates — has had only a marginal effect on the current recovery. Instead, governments in many of the largest developed nations have turned to deficit spending and increased indebtedness as the short-term solution. While this approach has had positive short-term economic effects at times, the long-term effects of replacing private debt with more debt and leverage at the sovereign level are unclear.

Our current basic belief is that long-lasting solutions in the U.S. must include policy changes that encourage productivity gains. There needs to be a general realization among policy makers and others that we should all live within our means today, in order to build a base for strong economic growth in the future. We believe that the U.S. can only be headed down the true road toward a sustainable recovery and expansion when policy makers stop “papering over” economic problems and begin to move away from near-term solutions or economic issues at hand that month.

Additionally, the effects of a fiscal and credit contraction in the euro zone will likely have profound negative effects on that region’s economics throughout the next few years. We believe these strong economic effects should spill over to the U.S. and emerging markets, and will seek ways to mitigate their potentially harmful effects. Several hedges, including currency exposure for instance, have already been administered in the Portfolio. In the months ahead, we will continue to monitor these events and adjust the Portfolio accordingly.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	Lifetime
	+6.49%	+10.69%	+6.41%	+5.80%

Portfolio profile
Oct. 31, 2011

Total net assets
$6.2 million

Number of holdings
172

Inception date
June 30, 2004

Growth of $1,000,000

	Starting value (June 30, 2004)	Ending value (Oct. 31, 2011)
The Core Focus Fixed Income Portfolio	$1,000,000	$1,512,091
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,510,043

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 30, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.76%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.43% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2011

Delaware Pooled Trust — The High-Yield Bond Portfolio returned +4.52% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. For the same period, the Portfolio’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +4.85%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 30.

The Portfolio’s fiscal year was a tale of two halves. The first half, encompassing the fourth quarter of 2010 and the first quarter of 2011, saw a surprisingly strong high yield bond market in the face of sluggish macroeconomic numbers, persistent sovereign debt concerns in Europe, tighter policy initiatives in China, the earthquake-related nuclear crisis in Japan, and a sharp rise in U.S. Treasury yields. Throughout this period, investor demand for yield gave the market a steady bid for high yield bonds. Demand for lower-rated credits softened during the second half of the fiscal year as the debt difficulties in Europe became protracted and uncertainty over Chinese policy issues lingered.

Bonds regarded as having lower quality generally outperformed higher-quality bonds during the first half of the fiscal year. This trend of lower quality outpacing higher quality on a total return basis was generally true across industries as well. For example, the strongest-performing industries during this period, such as broadcasting, financials, and energy, are usually categorized as lower-credit-quality industries. Automotive, retail, and healthcare were the worst-performing sectors during the Portfolio’s fiscal year, and they are usually categorized as some of the higher-quality sectors in the high yield market.

The downgrading of U.S. government debt by Standard & Poor’s weakened demand in the second half of the fiscal year, with fund flows turning negative in August 2011. We attribute this weakening to an increased level of risk aversion among investors.

Many investors seemed to seek out higher-quality issues during this period, as lower-quality issues substantially underperformed higher-quality issues. Reversing the trend recorded earlier in the fiscal year, the best-performing industries included energy and healthcare (which are usually categorized as higher-credit-quality industries, and are typically more defensive during downturns), while metals and mining, housing, and diversified media were the worst-performing sectors for this period (they are usually categorized as some of the more cyclical sectors in the high yield bond market).

The Portfolio maintained an overweight allocation to lower-credit-quality bonds such as CCC- and B-rated credits for the entire fiscal year. This aided return during the first half of this period, though the emphasis on higher-quality (less distressed) securities within the lower-credit-quality spectrum slightly muted this positive effect. CCC- and B-rated issues hindered performance during the second half of the fiscal year, but the relatively high quality of the issues once again diminished the negative effect.

Over the course of the fiscal year, defaults and distressed-debt exchanges steadily abated as areas of focus and concern in the high yield bond and leveraged loan markets. We believe the decrease in default expectations is attributable to the relative historical strength in demand for new issuance. It should be noted, however, that new issuance toward the end of the fiscal year tapered off considerably, at one point matching the lowest new-issuance volume since the first quarter of 2009.

Our outlook for most of the industries and companies that we follow is still optimistic based on what we view as improving fundamentals, improving liquidity, and still-attractive valuations. Much depends on continued economic improvement and access to new funds for high yield bond issuers. Currently, it appears that financing is only available to companies in the upper tiers of the credit-quality spectrum, due primarily to the volatility and risk aversion caused by the European sovereign debt crisis.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

While we believe default expectations should stay low, we remain cautious about the global growth picture. The bottom line is that we are currently embracing risk in the Portfolio while remaining cognizant of credit-quality considerations. Currently, we view the most attractive part of the high yield bond market to be in medium- to lower-quality B-rated bonds as well as in higher-quality CCC-rated bonds. We think it is prudent to be selective in the most distressed part of the high yield bond market, represented by CCC-rated bonds. We continue to favor high yield bonds over leveraged loans given what we consider the large valuation gap that currently exists.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	+4.52%	+22.74%	+8.14%	+10.50%	+7.99%

Portfolio profile
Oct. 31, 2011

Total net assets
$57.8 million

Number of holdings
229

Inception date
Dec. 2, 1996

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The High-Yield Bond Portfolio	$1,000,000	$2,713,624
BofA Merrill Lynch U.S. High Yield Constrained Index	$1,000,000	$2,368,454

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.74%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index, formerly the Merrill Lynch U.S. High Yield Master II Constrained Index, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2011

At the beginning of the Portfolio’s fiscal year ended Oct. 31, 2011, financial markets were pressured by continuing credit concerns in the euro zone, tightening policy actions in China, and the political shift signaled by the mid-term U.S. Congressional elections, as well as by mixed reactions and results following the Federal Reserve’s second round of quantitative easing, often called QE2.

As the Portfolio’s fiscal year progressed, headwinds included sharply higher food and energy costs (often related to unrest in the Middle East and North Africa) as well as the earthquake-related nuclear disaster in Japan, which provided a setback to some Japanese multinational corporations and to global growth. These factors were offset by the positive response in risk markets to central bank–created liquidity, including QE2. Late in the fiscal year, the market experienced brief bounces due to perceived progress toward crisis resolution in Europe, but these moments of optimism were generally short-lived.

Despite considerable economic headwinds, the fiscal year was generally favorable to the fixed income market as a whole due to accommodative monetary policy from the Fed, value in many areas of the corporate bond market, and strong demand for yield in light of low interest rates.

Against this backdrop, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +4.80% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Index, returned +5.00% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 34.

The Portfolio’s relative returns for its fiscal year were aided by a continued overweight in investment grade corporate bonds, including an emphasis on lower-medium- and medium-grade (BBB- and A-rated) issues, as well as the generally positive effects of security selection.

Our investment-management focus continued to be about quality, liquidity, downside protection, and seeking exceptional value for taking risk. Among investment grade U.S. corporate bonds, we concluded that bonds rated BBB and A rated generally offered the best risk-reward trade-off, and thus emphasized Portfolio positions in those categories. These bonds sometimes experienced volatility, but overall aided relative return.

The Portfolio generally remained underweight in government-backed or agency mortgage-backed securities (MBS), as we believed these securities remained expensive for much of the fiscal year. These areas of the market underperformed during this period.

Despite the Portfolio’s bias toward higher-quality commercial mortgage-backed securities (CMBS), its overweight position in this category detracted from its relative return. An overweight allocation to asset-backed securities (ABS) had a similarly negative effect. The negative ramifications of both allocations were particularly notable during the latter parts of the fiscal year.

Though the high yield bond market started the fiscal year relatively well, it underperformed other fixed income sectors during the year as lower-quality issues did not directly participate in the interest-rate-driven rally in bond prices. Overall, the Portfolio’s exposure to high yield securities hurt relative performance. Investments in bank loans had a similar effect.

Positions in emerging market debt also had a negative effect on Portfolio performance for the fiscal year. U.S. dollar–based securities, as well as issues denominated in local currencies (such as Mexico and South Africa) underperformed. Though the value of the U.S. dollar fluctuated during the fiscal year, it was broadly weaker against emerging market currencies.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

Finally, bonds issued within developed markets (denominated in local currencies) boosted the Portfolio’s total returns during the fiscal year as interest rates fell. Currencies weakened, however, and the Portfolio’s exposures in Australia and Canada were sources of currency-based price weakness. Currency hedges within the Portfolio partially offset this generally negative currency effect.

We have suggested for several years that the nature of the 2008 recession was much different than the typical inventory-cycle type of recession experienced periodically during the last 50-plus years. Unlike other recessions, the 2008 balance-sheet recession was driven by the combination of overly leveraged and indebted parties (both individuals and corporations), as well as a sharp decline in the value of assets those parties held. As we are witnessing today, the effects of a balance sheet recession tend to last considerably longer and may cause any recovery to be less than robust.

Unfortunately, the key solution to an inventory-cycle recession — lower short-term rates — has had only a marginal effect on the current recovery. Instead, governments in many of the largest developed nations have turned to deficit spending and increased indebtedness as the short-term solution. While this approach has had positive short-term economic effects at times, we believe the long-term effects of replacing private debt with more debt and leverage at the sovereign level are unclear.

Our current basic belief is that long-lasting solutions in the U.S. must include policy changes that encourage productivity gains. There needs to be a general realization among policy makers and others that we should all live within our means today, in order to build a base for strong economic growth in the future. We believe that the U.S. can only be headed down the true road toward a sustainable recovery and expansion when policy makers stop “papering over” economic problems and begin to move away from near-term solutions or economic issues at hand that month.

Additionally, the effects of a fiscal and credit contraction in the euro zone should have profound negative effects on that region’s economics throughout the next few years. We believe these strong economic effects should spill over to the U.S. and emerging markets, and will seek ways to mitigate their potentially harmful effects. Several hedges, including currency exposure for instance, have already been administered in the Portfolio. In the months ahead, we will continue to monitor these events and adjust the Portfolio accordingly.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	Lifetime
	+4.80%	+13.82%	+7.76%	+7.16%

Portfolio profile
Oct. 31, 2011

Total net assets
$53.9 million

Number of holdings
407

Inception date
June 28, 2002

Growth of $1,000,000

	Starting value (June 28, 2002)	Ending value (Oct. 31, 2011)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,908,021
Barclays Capital U.S. Aggregate Index	$1,000,000	$1,672,547

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 28, 2002, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays Capital U.S. Aggregate Index is a broad composite of more than 8,000 securities that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolio may be invested in foreign corporate bonds, which have special risks not ordinarily associated with domestic investments, such as currency fluctuations, economic and political change, and different accounting standards.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2011

Delaware Pooled Trust — The International Equity Portfolio returned -0.88% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the MSCI EAFE Index, returned -3.64% (gross) and -4.08% (net) for the same period. Complete annualized performance for The International Equity Portfolio is shown in the table on page 38.

In general, the Portfolio had a good fiscal year on a relative basis. However, it was a difficult time for equities across the globe, due to the lingering debt problems in Europe, as well as Japan’s earthquake, tsunami, and nuclear crisis in March 2011.

Over the last five years, the Pacific region has outperformed Europe, and this period was no exception, with Australasian and Japanese stocks leading the way. Australia has been quite resilient through recent years, based partly on its strength in commodities and materials. Additionally, Australasian currencies were helped by attractively high interest rates. Despite political upheaval (six different prime ministers in the last five years, since Junichiro Koizumi left the office in September 2006), Japanese equities were generally strong for different reasons. Traditionally more defensive Japanese stocks, namely in the consumer staples, healthcare, and telecommunications sectors, rebounded significantly and generally performed well. Japanese market returns were also helped by the yen’s movements. Despite depreciating after the March 2011 earthquake, the yen ultimately appreciated 3.5% over the fiscal year.

Europe was a mixed bag during the fiscal year. Not surprisingly, Greece was the weakest market in the region. The contagion effect was real and present; however, not all of the troubled markets — Spain, Italy, Portugal, and Ireland — were affected equally. Irish authorities reacted quickly during the recession, putting in place a new parliament, a new prime minister, and new austerity measures. The Irish government has also managed to keep corporate tax rates generally low, which has attracted employers (one prominent example is Twitter). In our opinion, the debt issues in Spain are not as bad as many had believed. The Bank of Spain has been effective in enforcing high capital positions in the financial sector, and it has been proactive in reorganizing the weaker regional banks, known as cajas. The surprising weakness of France, however, has stood in contrast to Spain. Generally considered one of the stalwarts of the euro zone, French equity markets underperformed due to concerns about their exposure to sovereign debt in the weak peripheral markets.

The Portfolio had no exposure to Greece or Portugal through the fiscal year, a fact that notably added to the Portfolio’s relative performance. The Portfolio’s lack of exposure to other small European countries such as Belgium and Denmark was also positive. However, overweight positions in Spain, Italy, and France held back returns. All told, however, the Portfolio’s country weights added value on a relative basis.

In managing the Portfolio, we kept a close eye on consumer demand throughout the world. We increased defensive positioning in the consumer staples sector, focusing on firms that we believed had strong positions in their local market, good property portfolios, strong private label exposure, and an ability to expand profitably overseas. We also continued to find good value in the telecommunications and healthcare sectors.

The Portfolio’s underweight positions also worked well during the fiscal year. We had limited exposure to European banks, preferring insurance companies of the non-life variety instead. In the materials sector, we remained underweight as, in our view, valuations still looked stretched.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

The following individual stocks had the greatest effect on the Portfolio’s performance:

Telstra is the incumbent telecommunications company in Australia. Bolstered by a nearly finalized agreement with the Australian government for the rollout of a new fiber network, the company’s stock advanced by 25.7% in dollar terms over the Portfolio’s fiscal year.

Seven & I Holdings’ stock declined in spring 2011 because many of the company’s supermarkets were in the Tohoku, Japan, area, which experienced power shortages after being hit by the tsunami. We felt the selling was overdone and bought more shares after it had declined. The stock finished the fiscal year up 16.2%.

Unilever is the Anglo–Dutch brand-name consumer staple stock which derives about 60% of its earnings from emerging markets. We believe it’s a well-run company and a strong defensive stock. The share price advanced 17% during the fiscal year due, in our opinion, to the company’s mix of price and volume growth.

French retailer Carrefour suffered from a variety of setbacks during the fiscal year, including corporate governance issues, strategic missteps with the rollout of its new hypermarkets, and fraud within its Brazilian business. The stock declined 50% during the fiscal year. We used the declines as a buying opportunity, as we have confidence in the long-term outlook for the company.

Intesa Sanpaolo is an Italian bank whose stock price fell nearly 46% during the fiscal year. Sovereign debt concerns and rising funding costs within Italy were the chief reasons for this decline.

RWE, the German utility, faltered in the wake of the nuclear accident in Japan. Thirty percent (30%) of its nuclear capacity was shut off by government order. Despite RWE taking legal action against the government, this loss weighed on both operating results and the company’s capital position. As a result, the stock declined by almost 40%. We added to the Portfolio’s position in this stock due to our belief that the company’s diversified energy sources will likely be in demand going forward.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	-0.88%	+7.77%	-1.64%	+7.81%	+7.88%

Portfolio profile
Oct. 31, 2011

Total net assets
$589.1 million

Number of holdings
57

Inception date
Feb. 4, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The International Equity Portfolio	$1,000,000	$2,121,454
MSCI EAFE Index (gross)	$1,000,000	$1,822,845
MSCI EAFE Index (net)	$1,000,000	$1,745,972

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2011

Delaware Pooled Trust — The Labor Select International Equity Portfolio returned -1.79% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the MSCI EAFE Index, returned -3.64% (gross) and -4.08% (net) for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 42.

In general, the Portfolio had a good fiscal year on a relative basis. However, it was a difficult time for equities across the globe, due to the lingering debt problems in Europe, as well as Japan’s earthquake, tsunami, and nuclear crisis in March 2011.

Over the last five years, the Pacific region has outperformed Europe, and this period was no exception, with Australasian and Japanese stocks leading the way. Australia has been quite resilient through recent years, based partly on its strength in commodities and materials. Additionally, Australasian currencies were helped by attractively high interest rates. Despite political upheaval (six different prime ministers in the last five years, since Junichiro Koizumi left the office in September 2006), Japanese equities were generally strong for different reasons. Traditionally more defensive Japanese stocks, namely in the consumer staples, healthcare, and telecommunications sectors, rebounded significantly and generally performed well. Japanese market returns were also helped by the yen’s movements. Despite depreciating after the March 2011 earthquake, the yen ultimately appreciated 3.5% over the fiscal year.

Europe was a mixed bag during the fiscal year. Not surprisingly, Greece was the weakest market in the region. The contagion effect was real and present; however, not all of the troubled markets — Spain, Italy, Portugal, and Ireland — were affected equally. Irish authorities reacted quickly during the recession, putting in place a new parliament, a new prime minister, and new austerity measures. The Irish government has also managed to keep corporate tax rates generally low, which has attracted employers (one prominent example is Twitter). In our opinion, the debt issues in Spain are not as bad as many had believed. The Bank of Spain has been effective in enforcing high capital positions in the financial sector, and it has been proactive in reorganizing the weaker regional banks, known as cajas. The surprising weakness of France, however, has stood in contrast to Spain. Generally considered one of the stalwarts of the euro zone, French equity markets underperformed due to concerns about their exposure to sovereign debt in the weak peripheral markets.

The Portfolio had no exposure to Greece or Portugal through the fiscal year, a fact that notably added to the Portfolio’s relative performance. The Portfolio’s lack of exposure to other small European countries such as Belgium and Denmark was also positive. However, overweight positions in Spain, Italy, and France held back returns. All told, however, our country weights added value on a relative basis.

In managing the Portfolio, we kept a close eye on consumer demand throughout the world. We increased defensive positioning in the consumer staples sector, focusing on firms that we believed had strong positions in their local market, good property portfolios, strong private label exposure, and an ability to expand profitably overseas. We also continued to find good value in the telecommunications and healthcare sectors.

The Portfolio’s underweight positions also worked well during the fiscal year. We had limited exposure to European banks, preferring insurance companies of the non-life variety instead. In the materials sector, we remained underweight as, in our view, valuations still looked stretched.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

The following individual stocks had the greatest effect on the Portfolio’s performance:

Telstra is the incumbent telecommunications company in Australia. Bolstered by a nearly finalized agreement with the Australian government for the rollout of a new fiber network, the company’s stock advanced by 25.7% in dollar terms over the Portfolio’s fiscal year.

Seven & I Holdings’ stock declined in spring 2011 because many of the company’s supermarkets were in the area around Tohoku, Japan, which experienced power shortages after being hit by the tsunami. We felt the selling was overdone and bought more shares after it had declined. The stock finished the fiscal year up 16.2%.

Unilever is the Anglo–Dutch brand-name consumer staple stock which derives about 60% of its earnings from emerging markets. We believe it’s a well-run company and a strong defensive stock. The share price advanced 17% during the fiscal year due, in our opinion, to the company’s mix of price and volume growth.

French retailer Carrefour suffered from a variety of setbacks during the fiscal year, including corporate governance issues, strategic missteps with the rollout of its new hypermarkets, and fraud within its Brazilian business. The stock declined 50% during the fiscal year. We used the declines as a buying opportunity, as we have confidence in the long-term outlook for the company.

Intesa Sanpaolo is an Italian bank whose stock price fell nearly 46% during the fiscal year. Sovereign debt concerns and rising funding costs within Italy were the chief reasons for this decline.

RWE, the German utility, faltered in the wake of the nuclear accident in Japan. Thirty percent (30%) of its nuclear capacity was shut off by government order. Despite RWE taking legal action against the government, this loss weighed on both operating results and the company’s capital position. As a result, the stock declined by almost 40%. We added to the Portfolio’s position in this stock due to our belief that the company’s diversified energy sources will likely be in demand going forward.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	-1.79%	+7.39%	-1.97%	+7.80%	+7.58%

Portfolio profile
Oct. 31, 2011

Total net assets
$572.6 million

Number of holdings
52

Inception date
Dec. 19, 1995

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The Labor Select International Equity Portfolio	$1,000,000	$2,119,008
MSCI EAFE Index (gross)	$1,000,000	$1,822,845
MSCI EAFE Index (net)	$1,000,000	$1,745,972

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2011

Throughout most of the Portfolio’s fiscal year ended Oct. 31, 2011, emerging market stocks were drawn into the same narrative of diminished expectations for global growth as that of many developed market stocks as, generally speaking, developed economies struggled with structural debt challenges.

Delaware Pooled Trust — The Emerging Markets Portfolio returned -5.22% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned -7.44% (gross) and -7.73% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio is shown in the table on page 46.

The greatest contributor to the Portfolio’s performance for the fiscal year was strong relative stock performance in Brazil and China. Conversely, our investments in India, as well as the Portfolio’s exposure to the Turkish lira, which corrected sharply downward during the fiscal year, were the most significant detractors from Portfolio performance.

We are surprised that emerging markets suffered so badly during the fiscal year. Clearly, many developed market economies are in deep trouble, and as a result emerging markets’ exports to the developed world have suffered. But as a whole, emerging market countries, having invested in repairing their national balance sheets, continued to have reasonably vibrant domestic economies and healthier economic fundamentals than those of the developed world, in our opinion. In other words, relative to the developed world at least, we believed that these markets remained in generally strong positions. In this light, the rebound that took place in the emerging markets during October 2011 did not necessarily come as a surprise to us.

In our opinion, China is the most important piece of the emerging markets jigsaw puzzle and arguably the most important part of the global economic puzzle. China’s economy — still growing at about 9% per year in real terms — remains one of the fastest-growing economies in the world. Yet the Chinese equity market was down nearly 16% during the fiscal year. Granted, the Chinese government gave investors an excuse to sell as it attempted to slow China’s economy. However, to us, China appears to be on track for a soft landing, and its economy remains very attractive by global standards.

Specifically, we believe that valuations in China have been relatively attractive, and we gradually increased the Portfolio’s weighting in the country during this period of weakness. We have focused particularly on the domestic side of the Chinese economy. Clearly, exports have not been in a position to thrive in the way that they have in the past. But domestic spending is being encouraged by the government and is supported by the increasingly large spending power of China’s new middle class.

Over the Portfolio’s fiscal year, we’ve been involved in a number of domestic spending stories. One of the companies we added to the Portfolio was the instant noodle company Tingyi. Tingyi was a significant contributor to the Portfolio’s performance. Though we sold the stock at an absolute loss (about 5%), it had shown solid relative performance and its sale made way for stocks with more attractive valuations.

We added to another holding, Hengan International Group, a maker of a variety of paper-related products from tissues to sanitary towels to disposable diapers. We thought the stock had room for further appreciation (although it had already performed well). Similar to China, many investors have been quite wary of India.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

India’s stock market declined nearly 20% for the Portfolio’s fiscal year. Unlike China, however, India’s government does not have China’s immense financial muscle. India as a country has very high government debt relative to its gross domestic product (GDP) and massive infrastructure barriers. While we believe there are huge challenges toward India’s progress, we worked to find stocks that we believed were not pushed to unrealistically high levels by investors who ignored those challenges. The fact that the market was weak over this period gave us some opportunities in relative terms. We moved to a slight overweight position in India, but we remain very selective there.

Several of the largest detractors for its fiscal year were Indian companies. Rural Electrification Corporation (REC), down more than 50%, knocked relative performance down more than 1% during this period. REC is a financing organization for new electric power companies and projects; there have been a number of high-publicity problems in this arena with accusations of heavy-handed government involvement. We believe that the prospects are not as grim as REC’s stock slide would suggest, which is why we still held it as of the end of the fiscal year. Axis Bank (-26%) was also among the bottom 10 detractors from performance during this period.

Our two highest-performing stocks were Brazilian companies. Both companies rebounded from what we viewed as oversold positions in 2010. Redecard (up 38%) and Cielo (up 21%) are both credit card processors. In Brazil, there’s still a very low penetration rate for credit and debit cards. Yet neither company takes credit risks on the cards; they simply process the payments and stand to benefit from a growing volume of credit transactions. We continued to maintain our overweight position in Brazil at the end of the fiscal year — Brazil remains a market that we have reasonable faith in, given the government’s efforts to pay down its debt and moderate the country’s currency, among other factors.

In conclusion, we believe the discontinuities in the emerging markets during the fiscal year played to our relative strengths. In a difficult fiscal year like the one that just ended, we believe our strong adherence to a value strategy made our Portfolio relatively resilient.

Looking ahead, the political risks to be faced in the emerging markets remain, but the economic risks have reduced in recent years while those of the developed world have risen. We believe that our careful assessment and defensive approach to risk and reward has the potential to serve our investors well.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	-5.22%	+22.60%	+7.45%	+18.80%	+9.78%

Portfolio profile
Oct. 31, 2011

Total net assets
$531.5 million

Number of holdings
77

Inception date
April 16, 1997

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The Emerging Markets Portfolio	$1,000,000	$5,597,542
MSCI Emerging Markets Index (gross)	$1,000,000	$4,874,894
MSCI Emerging Markets Index (net)	$1,000,000	$4,731,496

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 1.17%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Performance of $1,000,000” chart.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Instances of high double-digit returns are unusual, cannot be sustained, and were primarily achieved during favorable market conditions.

The Portfolio is presently closed to new investors.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio II
October 31, 2011

The MSCI Emerging Markets Index declined during the Portfolio’s fiscal year ended Oct. 31, 2011, as emerging countries were ensnared in the risk aversion that plagued global equity markets during much of the period.

Generally speaking, investors became increasingly concerned about European markets as the sovereign debt crisis continued at a rapid boil, calling the creditworthiness of several peripheral nations into question. While most headlines focused on developed markets within the region, negative sentiment spilled over to emerging markets as well; as measured by MSCI, European emerging market equities posted a collective decline of more than 10% during the 12-month period.

Countries within Central and Eastern Europe were among those that exhibited the weakest returns within the benchmark, as evidenced by declines in Turkey and Hungary (both down nearly 34%). Sentiment toward these markets was negatively affected by the broader (and increasingly bleak) European debt situation. In Hungary, securities markets were tamed by weakness in the banking industry, as certain banks underperformed on news of potential mortgage restructurings. (The restructurings were related to new measures allowing loans denominated in foreign currencies to be repaid at lower-than-market rates.)

As noted above, emerging market equities suffered from headwinds that continued to challenge financial markets around the world. In what was a period of widespread negative performance, only a handful of countries saw gains within their equity markets. (These included Indonesia and South Korea, each of which recorded a gain of more than 5% for the Portfolio’s fiscal year.)

For the fiscal year ended Oct. 31, 2011, Delaware Pooled Trust — The Emerging Markets Portfolio II returned -10.58% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned -7.44% (gross) and -7.73% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio II is shown in the table on page 50.

The Portfolio’s underperformance compared to that of the benchmark index was primarily due to the Portfolio’s allocation to certain underperforming countries. These positions offset the generally positive stock selection decisions we made during the fiscal year. The negative ramifications of the Portfolio’s country allocations were generally spread throughout different regions of the world. The Portfolio’s overweight allocations to Argentina and Turkey were among the largest detractors from relative performance.

Looking more closely at stock selection relative to the benchmark index, strength was particularly visible in several countries. In China, for instance, the Portfolio’s holdings declined by nearly 3% collectively, while Chinese stocks within the benchmark fell nearly 16% as a group. Taiwan was another example, with the Portfolio’s holdings advancing slightly more than 5% while benchmark index constituents dropped more than 2% collectively. In China, notable individual contributors included shares of China Unicom, which outperformed the broad markets as the company continued to show encouraging 3G subscriber acquisition trends. The company also launched a low-priced smartphone that was well received. These shares helped to offset some of the Portfolio’s detractors in China, of which Industrial and Commercial Bank of China is one example. In Taiwan, meanwhile, shares of HTC were among the notable contributors, advancing 11% and ending the fiscal year among the strongest positive contributors across the entire Portfolio. However, detractors included the Taiwanese electronics component manufacturer and assembler Hon Hai Precision Industry, as the company struggled at times with efforts to increase margins to a sustainably profitable level.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

We believe that broad financial markets should continue to exhibit uncertainty in the coming months, and that investors will likely focus even more so on headwinds facing deleveraging developed economies. However, we remain positive on emerging markets fundamentals, including strong gross domestic product (GDP) growth and generally strong balance sheets that we believe provide emerging economies with the ability to combat rising risks more effectively than they were able to do in the past. As always, our investment process seeks to maintain a balance between risk and reward, and calls for a continued focus on companies that we believe are trading at discounts to our own estimate of their intrinsic value.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	Lifetime
	-10.58%	+1.19%

Portfolio profile
Oct. 31, 2011

Total net assets
$15.3 million

Number of holdings
119

Inception date
June 23, 2010

Growth of $1,000,000

	Starting value (June 23, 2010)	Ending value (Oct. 31, 2011)
MSCI Emerging Markets Index (gross)	$1,000,000	$1,076,822
MSCI Emerging Markets Index (net)	$1,000,000	$1,072,190
The Emerging Markets Portfolio II	$1,000,000	$1,016,220

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on June 23, 2010, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 2.17%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
October 31, 2011

Global real estate markets grappled with periods of volatility during the fiscal year ended Oct. 31, 2011, finishing this period with a mild cumulative gain of 0.53% (as measured by the FTSE EPRA/NAREIT Developed Index).

If there was a notably choppy period during the fiscal year, it was during August and September 2011. During this time, concerns about sovereign debt, particularly in Europe (and more specifically, in Greece), caused a significant downturn in financial markets globally. Uncertainty about the sustainability of the global economic recovery was another dampener on stock performance. Economic indicators recorded mixed results, and general clarity about the future was in short supply.

As the Portfolio’s fiscal year drew to a close, debt and equity markets around the world were suffering significant losses. Real estate equities clearly were not immune, as the FTSE EPRA/NAREIT Developed Index lost 17.30% of its value during the three months that ended in October 2011. During this time, the euro zone’s handling of its debt issues seemed to be the biggest area of concern for many investors, and this debt impasse placed severe pressure on real estate equities in most European countries. Not surprisingly, Spain, Italy, and Greece were the worst-performing countries during this three-month period, each losing more than 40%, though France and Germany also were subject to investor selling, each falling more than 20%.

The other major issue that plagued the global economic landscape, in our view, was the potential slowing of growth in China, as the Chinese central bank continued to raise interest rates and instill other measures in an attempt to control inflation and prevent asset bubbles.

Delaware Pooled Trust — The Global Real Estate Securities Portfolio Original Class shares returned +2.10% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned +0.67% for the same period. Complete annualized performance for The Global Real Estate Securities Portfolio is shown in the table on page 54.

Broadly speaking, the Portfolio’s relative outperformance was explained by the positive effects of the investment team’s individual stock choices, complemented by the positive effects of the Portfolio’s allocations to specific countries.

At the country level, notable outperformance versus the benchmark was registered in Canada and the United States. Canadian holdings advanced by slightly more than 20%, compared to 9% for Canadian constituents within that index. Notable contributors to the Portfolio’s performance included Canadian Real Estate Investment Trust, which was viewed favorably by many investors due to its low leverage and diversified asset base.

In the U.S., stock selection was the main performance driver, while the Portfolio’s allocation versus the benchmark index also had a positive effect. Notable contributors to return included AvalonBay Communities and Camden Property Trust.

The Portfolio underperformed the benchmark index in Japan and Switzerland. Japanese holdings trailed index constituents by more than one percentage point for the fiscal year; notable detractors included Mitsui Fudosan and Tokyu Livable. Both companies realized significant declines in the aftermath of the earthquake and tsunami that shook Japan in March 2011. The outlook for Tokyu Livable (which generates revenue from transaction fees) became particularly negative, and the company’s shares were consequently removed from the Portfolio.

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

In Switzerland, meanwhile, the Portfolio’s lone holding, PSP Swiss Property, advanced reasonably well for its fiscal year but nevertheless trailed the substantial advance posted by benchmark constituents. The negative effects of the stock’s relative underperformance were combined with the negative effects of the Portfolio’s overall underweight to Swiss companies.

At this writing, we believe the dominant global macroeconomic and political issues could have a considerable effect on future global economic health. While we strive to provide value to shareholder clients by identifying portfolio investments based on solid company fundamentals, we remain cognizant of today’s particularly opaque market environment. In our view, performance of global real estate securities, including deviations across countries, may be heavily reliant on macroeconomic developments for the foreseeable future. From rising interest rates and slowing growth in Asia, to the debt crisis and austerity measures in Europe, the moving pieces affecting the global economy and markets could have many potential outcomes. As such, we believe it is prudent to position the Portfolio for a market with above-average volatility and much investor indecision.

Ultimately, we believe real estate securities performance should eventually tie back to growth prospects and cost of capital. For now, the U.S. and Canada remain attractive, in our opinion. Canada’s economy is arguably one of the world’s most stable. Though the U.S. has kept debt costs low with help from the Federal Reserve, we are closely monitoring adverse developments in the commercial mortgage-backed securities and credit default swap markets that could increase the cost of capital for U.S. real estate investment trusts. We are also concerned about rising interest rates in Asia. In Europe, meanwhile, we believe that if the European Central Bank begins to take significant action to right the ship, the region could eventually begin to look more attractive. At the end of the fiscal year, our general intention was to keep the Portfolio invested conservatively through the near term, with a bias toward larger, higher-quality companies with lower leverage.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	Lifetime
Original Class	+2.10%	+12.77%	-4.93%
Class P	+1.68%	+12.47%	-5.19%

Portfolio profile
Oct. 31, 2011

Total net assets
$49.4 million

Number of holdings
97

Inception date
Jan. 10, 2007

The Global Real Estate Securities Portfolio offers two classes of shares: Original Class and Class P. The Portfolio Performance table and Growth of $1,000,000 chart reflect the Original Class performance.

Growth of $1,000,000

	Starting value (Jan. 10, 2007)	Ending value (Oct. 31, 2011)
FTSE EPRA/NAREIT Developed Index	$1,000,000	$808,183
The Global Real Estate Securities Portfolio (Original Class)	$1,000,000	$784,207

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Jan. 10, 2007, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses for Class P shares as 1.25%, excluding 12b-1 fees.

Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011 through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 1.08%, excluding 12b-1 fees, of the Portfolio’s average daily net assets as described in the most recent Class P prospectus. Original Class shares are not subject to sales charges or 12b-1 fees and are available to investors investing $1 million in The Global Real Estate Securities Portfolio or in the aggregate across the portfolios comprising Delaware Pooled® Trust, subject to certain exceptions. Class P shares charge a 12b-1 fee of 0.25% but are not subject to sales charges. Class P shares are available to defined contribution plans making a minimum investment of $5 million, subject to certain exceptions. Please see the applicable prospectus for more information concerning the eligibility, fees and expenses for each class.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The FTSE EPRA/NAREIT Developed Index, formerly referred to as the FTSE EPRA/NAREIT Global Real Estate Index, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in U.S. dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject Portfolios to greater risks and volatility.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

2011 Annual report • Delaware Pooled Trust

Portfolio management review

Delaware Pooled® Trust — The Global Fixed Income Portfolio
October 31, 2011

Delaware Pooled Trust — The Global Fixed Income Portfolio returned +3.08% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2011. The Portfolio’s benchmark, the Citigroup® World Government Bond Index, returned +3.73% for the same period. Complete annualized performance for The Global Fixed Income Portfolio is shown in the table on page 58.

The Portfolio outperformed its benchmark during the first nine months of the fiscal year ended Oct. 31, 2011. Unfortunately, the Portfolio gave back that advantage in the final three months of the fiscal year, largely due to its exposure to currency weakness in Poland and Mexico — markets in which the Portfolio was overweight versus the benchmark. The Portfolio also lost ground, in relative terms, due to an underperforming position in corporate bonds and a portfolio duration strategy that was slightly shorter than that of the benchmark index.

The Portfolio’s fiscal year was a challenging one for many investors in government bonds, as all dominant markets faced ongoing economic difficulties. The euro zone stands out in this regard, as political leaders struggled to address the fundamental problem of economic union without fiscal union. The Portfolio had a significant underweight position (versus the benchmark index) to government debt in each of the major “problem countries,” including Portugal, Italy, Ireland, Spain, and Greece, during much of the fiscal year and, since May 2011, held a zero weight in these markets. In particular, the zero weight to Italy since May was an important positive driver of relative performance. For some time, we’ve believed that any position in these markets has been too reliant on the policy response of euro-zone finance ministers. In our opinion, this response has so far been discordant, lacking in credibility, and far from successful.

Toward the end of the Portfolio’s fiscal year, the European Central Bank (ECB) temporarily propped up the market for Spanish and Italian government debt by intervening in its Securities and Markets Program. The Bundesbank, Germany’s central bank, resisted the ECB’s decision as Germany’s President Angela Merkel called into question the legality of the ECB’s intervention. While the ECB’s actions temporarily lowered yields on Spanish and Italian government debt, they widened toward the end of the fiscal year. All of this uncertainty cast a shadow of contagion across Europe’s strongest markets and world markets as a whole.

The Portfolio’s overweight to the U.S. bond market, which we held between February and October 2011, added to its relative performance, as this market was relatively strong during that period. U.S. Treasurys, however, ended the fiscal year with relatively low yields and, consequently in our opinion, less value. A number of factors conspired to push yields on U.S. Treasurys to historically low levels. First, the U.S. economy itself suffered from concerns of a prolonged slowdown or a “double dip” recession. Second, euro zone worries led to much demand for U.S. government bonds. Third, the Federal Reserve decided to change the composition of its balance sheet, selling short-term debt and buying longer-dated Treasurys in a bid to push nominal yields down at the longer end of the curve.

As of the end of the fiscal year, Japan remained an attractive market, in our opinion, with relatively high yields. Government bond yields contracted to a lesser degree relative to other major developed markets. The earthquake, tsunami, and nuclear catastrophe in Japan had little effect on government bond yields: 10-year Japanese government bond yields were broadly unchanged during the fiscal year and the catastrophe had a limited effect on the inflation outlook. If history serves as any guide, efforts to rebuild Japan could offset the initial plunge in gross domestic product (GDP).

Additionally, the Australian market produced strong returns during the fiscal year, particularly in U.S. dollar terms. The Australian dollar reached multidecade highs during this period, buoyed by high domestic interest rates, and by rising commodity prices, which boosted the value of Australian exports. In our opinion, however, the

The views expressed are current as of the date of this report and are subject to change.

2011 Annual report • Delaware Pooled Trust

Australian dollar was highly overvalued versus the U.S. dollar at the end of the fiscal year. In fact, the Australian economy became more unbalanced over the course of the fiscal year, as demand from China spurred an increase in exports of minerals and energy products during the past decade. But, in our view, this trend has left Australia exposed to a slowdown in China. Furthermore, we believe that this is an increasing risk, as the Chinese housing market looked increasingly fragile toward the end of the fiscal year.

Within this environment, the Portfolio finished the fiscal year with underweight positions in the United States, the United Kingdom, and the euro zone, where we believe yields remained low. The Portfolio remained overweight in Japan, Poland, and Mexico, where we believed yields were more attractive. The Portfolio’s duration remained somewhat shorter than that of the benchmark index. We view this as a defensive position to guard against rising interest rates, as yields were low in a historical context. Generally speaking, we saw selective value in corporate credit, where we maintain a modest overweight.

2011 Annual report • Delaware Pooled Trust

Performance summary

Delaware Pooled® Trust — The Global Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at www.delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio performance
Average annual total returns
Periods ended Oct. 31, 2011	1 year	3 years	5 years	10 years	Lifetime
	+3.08%	+10.05%	+8.53%	+9.44%	+8.35%

Portfolio profile
Oct. 31, 2011

Total net assets
$83.8 million

Number of holdings
50

Inception date
Nov. 30, 1992

Growth of $1,000,000

	Starting value (Oct. 31, 2001)	Ending value (Oct. 31, 2011)
The Global Fixed Income Portfolio	$1,000,000	$2,463,757
Citigroup World Government Bond Index	$1,000,000	$2,043,194

2011 Annual report • Delaware Pooled Trust

The performance graph assumes $1 million invested on Oct. 31, 2001, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus designated the Portfolio’s total operating expenses as 0.64%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Feb. 28, 2011, through Feb. 28, 2012, in order to prevent total annual Portfolio operating expenses from exceeding, in an aggregate amount, 0.60% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Citigroup World Government Bond Index is a market capitalization–weighted benchmark that tracks the performance of 23 world government bond markets.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Portfolio is presently closed to new investors.

2011 Annual report • Delaware Pooled Trust

Disclosure of Portfolio expenses

For the six month period from May 1, 2011 to October 31, 2011

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees on Class P shares of The Global Real Estate Securities Portfolio and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2011 to October 31, 2011.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/11 to
	5/1/11	10/31/11	Ratio	10/31/11
Actual Portfolio Return
The Large-Cap
Value Equity
Portfolio	$1,000.00	$952.80	0.70%	$3.45
The Select 20
Portfolio	1,000.00	992.90	0.89%	4.47
The Large-Cap
Growth Equity
Portfolio	1,000.00	963.90	0.63%	3.12
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	940.30	0.92%	4.50
The Real Estate
Investment Trust
Portfolio II	1,000.00	972.70	0.95%	4.72
The Core Focus
Fixed Income
Portfolio	1,000.00	1,046.10	0.43%	2.22
The High-Yield
Bond Portfolio	1,000.00	971.50	0.59%	2.93
The Core Plus
Fixed Income
Portfolio	1,000.00	1,035.00	0.45%	2.31
The International
Equity Portfolio	1,000.00	895.00	0.67%	3.20
The Labor Select
International Equity
Portfolio	1,000.00	894.70	0.83%	3.96
The Emerging
Markets Portfolio	1,000.00	891.40	1.12%	5.34
The Emerging
Markets Portfolio II	1,000.00	802.10	1.20%	5.45
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	916.70	1.08%	5.22

2011 Annual report • Delaware Pooled Trust

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/11 to
	5/1/11	10/31/11	Ratio	10/31/11
Actual Portfolio Return (continued)
The Global Real
Estate Securities
Portfolio Class P	$1,000.00	$914.80	1.33%	$6.42
The Global Fixed
Income Portfolio	1,000.00	1,022.20	0.58%	2.96
Hypothetical 5% Return (5% return before expenses)
The Large-Cap
Value Equity
Portfolio	$1,000.00	$1,021.68	0.70%	$3.57
The Select 20
Portfolio	1,000.00	1,020.72	0.89%	4.53
The Large-Cap
Growth Equity
Portfolio	1,000.00	1,022.03	0.63%	3.21
The Focus Smid-Cap
Growth Equity
Portfolio	1,000.00	1,020.57	0.92%	4.69
The Real Estate
Investment Trust
Portfolio II	1,000.00	1,020.42	0.95%	4.84
The Core Focus
Fixed Income
Portfolio	1,000.00	1,023.04	0.43%	2.19
The High-Yield
Bond Portfolio	1,000.00	1,022.23	0.59%	3.01
The Core Plus
Fixed Income
Portfolio	1,000.00	1,022.94	0.45%	2.29
The International
Equity Portfolio	1,000.00	1,021.82	0.67%	3.41
The Labor Select
International
Equity Portfolio	1,000.00	1,021.02	0.83%	4.23
The Emerging
Markets Portfolio	1,000.00	1,019.56	1.12%	5.70
The Emerging
Markets Portfolio II	1,000.00	1,019.16	1.20%	6.11
The Global Real Estate
Securities Portfolio
Original Class	1,000.00	1,019.76	1.08%	5.50
The Global Real Estate
Securities Portfolio
Class P	1,000.00	1,018.50	1.33%	6.77
The Global Fixed
Income Portfolio	1,000.00	1,022.28	0.58%	2.96

2011 Annual report • Delaware Pooled Trust

Security type/sector allocations and
top 10 equity holdings

Delaware Pooled® Trust
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Value Equity Portfolio
Percentage
Security type/Sector	of Net Assets
Common Stock	98.10%
Consumer Discretionary	6.00%
Consumer Staples	14.49%
Energy	12.24%
Financials	11.88%
Healthcare	17.37%
Industrials	8.81%
Information Technology	12.66%
Materials	3.11%
Telecommunications	5.68%
Utilities	5.86%
Short-Term Investments	1.75%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Cisco Systems	3.46%
Marathon Oil	3.25%
Comcast Class A	3.21%
Chevron	3.16%
Safeway	3.15%
Edison International	3.12%
duPont (E.I.) deNemours	3.11%
Xerox	3.09%
Marsh & McLennan	3.09%
Travelers	3.08%

The Select 20 Portfolio

Percentage
Security type/Sector	of Net Assets
Common Stock²	96.97%
Consumer Discretionary	16.51%
Energy	4.46%
Financial Services	15.43%
Healthcare	14.51%
Materials & Processing	4.05%
Technology	37.22%
Utilities	4.79%
Short-Term Investments	2.03%
Total Value of Securities	99.00%
Receivables and Other Assets Net of Liabilities	1.00%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Apple	10.61%
Allergan	6.75%
MasterCard Class A	5.82%
IntercontinentalExchange	5.55%
QUALCOMM	5.42%
Intuit	4.84%
Google Class A	4.80%
J2 Global Communications	4.79%
EOG Resources	4.46%
Apollo Group Class A	4.42%

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

The Large-Cap Growth Equity Portfolio

Percentage
Security type/Sector	of Net Assets
Common Stock²	98.99%
Consumer Discretionary	17.84%
Consumer Staples	2.69%
Energy	7.13%
Financial Services	17.92%
Healthcare	9.58%
Materials & Processing	2.88%
Producer Durables	8.26%
Technology	32.69%
Short-Term Investments	0.84%
Securities Lending Collateral	1.61%
Total Value of Securities	101.44%
Obligation to Return Securities Lending Collateral	(1.74% )
Receivables and Other Assets Net of Other Liabilities	0.30%
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Apple	7.58%
Visa Class A	5.25%
MasterCard Class A	5.21%
Google Class A	5.07%
QUALCOMM	4.99%
EOG Resources	4.84%
Allergan	4.77%
Intuit	4.12%
IntercontinentalExchange	4.03%
Apollo Group Class A	3.97%

The Focus Smid-Cap Growth Equity Portfolio

Percentage
Security type/Sector	of Net Assets
Common Stock	95.33%
Consumer Discretionary	22.95%
Consumer Staples	4.08%
Energy	4.81%
Financials	14.97%
Healthcare	11.92%
Producer Durables	9.14%
Technology	22.71%
Utilities	4.75%
Short-Term Investments	4.75%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08% )
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Weight Watchers International	6.60%
Core Laboratories	4.81%
j2 Global Communications	4.75%
SBA Communications Class A	4.64%
IntercontinentalExchange	4.23%
Teradata	4.17%
VeriFone Systems	4.14%
Peet’s Coffee & Tea	4.08%
Affiliated Managers Group	4.02%
Graco	3.98%

2011 Annual report • Delaware Pooled Trust

(continues)       63

Security type/sector allocations and
top 10 equity holdings

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of Net Assets
Common Stock	94.00%
Diversified REITs	4.28%
Healthcare REITs	11.02%
Hotel REITs	5.23%
Industrial REITs	5.57%
Mall REITs	18.04%
Manufactured Housing REIT	1.30%
Multifamily REITs	17.38%
Office REITs	11.64%
Office/Industrial REITs	3.55%
Real Estate Operating Company	0.72%
Self-Storage REITs	5.46%
Shopping Center REITs	7.77%
Single Tenant REIT	1.29%
Specialty REIT	0.75%
Exchange-Traded Fund	1.47%
Short-Term Investments	3.87%
Total Value of Securities	99.34%
Receivables and Other Assets Net of Liabilities	0.66%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
Simon Property Group	11.55%
ProLogis	4.99%
Equity Residential	4.86%
Public Storage	4.71%
Host Hotels & Resorts	4.28%
Ventas	4.26%
Boston Properties	4.17%
HCP	4.04%
AvalonBay Communities	3.58%
Vornado Realty Trust	3.39%

2011 Annual report • Delaware Pooled Trust

Security type/sector allocations

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

	Percentage
Security type/Sector	of Net Assets
Agency Asset-Backed Security	0.33%
Agency Collateralized Mortgage Obligations	2.67%
Agency Mortgage-Backed Securities	25.31%
Agency Obligation	0.48%
Commercial Mortgage-Backed Securities	4.38%
Corporate Bonds	24.41%
Banking	6.20%
Basic Industry	1.84%
Brokerage	0.57%
Capital Goods	0.25%
Communications	2.33%
Consumer Cyclical	0.80%
Consumer Non-Cyclical	2.64%
Electric	2.87%
Energy	1.52%
Finance Companies	0.76%
Insurance	1.05%
Natural Gas	0.91%
Real Estate	0.83%
Technology	1.07%
Transportation	0.77%
Municipal Bond	3.14%
Non-Agency Asset-Backed Securities	3.59%
Non-Agency Collateralized Mortgage Obligations	1.18%
Regional Bonds	0.66%
Sovereign Bond	0.42%
Supranational Banks	0.56%
U.S. Treasury Obligations	21.80%
Preferred Stock	0.38%
Short-Term Investments	27.69%
Securities Lending Collateral	0.34%
Total Value of Securities	117.34%
Obligation to Return Securities Lending Collateral	(1.02%	)
Other Liabilities Net of Receivables and Other Assets	(16.32%	)
Total Net Assets	100.00%

2011 Annual report • Delaware Pooled Trust

(continues)       65

Security type/sector allocations

Delaware Pooled® Trust — The High-Yield Bond Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Sector	of Net Assets
Corporate Bonds	91.78%
Automotive	4.60%
Banking	3.58%
Basic Industry	12.97%
Capital Goods	5.51%
Consumer Cyclical	5.02%
Consumer Non-Cyclical	3.69%
Energy	11.35%
Financials	2.08%
Healthcare	5.80%
Insurance	2.44%
Media	6.22%
Services	11.13%
Technology & Electronics	6.76%
Telecommunications	8.88%
Utilities	1.75%
Senior Secured Loans	1.85%
Common Stock	0.21%
Preferred Stock	1.77%
Warrant	0.00%
Short-Term Investments	2.34%
Securities Lending Collateral	11.33%
Total Value of Securities	109.28%
Obligation to Return Securities Lending Collateral	(11.38% )
Receivables and Other Assets Net of Other Liabilities	2.10%
Total Net Assets	100.00%

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

	Percentage
Security type/Sector	of Net Assets
Agency Asset-Backed Securities	0.26%
Agency Collateralized Mortgage Obligations	2.91%
Agency Mortgage-Backed Securities	13.30%
Commercial Mortgage-Backed Securities	5.59%
Convertible Bonds	0.51%
Corporate Bonds	42.92%
Banking	6.81%
Basic Industry	4.26%
Brokerage	0.64%
Capital Goods	1.11%
Communications	5.15%
Consumer Cyclical	2.24%
Consumer Non-Cyclical	5.26%
Electric	3.46%
Energy	3.70%
Finance Companies	2.60%
Insurance	1.26%
Natural Gas	2.00%
Real Estate	1.62%
Technology	1.35%
Transportation	1.46%
Non-Agency Asset-Backed Securities	2.70%
Non-Agency Collateralized Mortgage Obligations	0.49%
Regional Bonds	2.59%
Senior Secured Loans	3.68%
Sovereign Bonds	4.57%
Supranational Banks	0.67%
U.S. Treasury Obligations	13.08%
Preferred Stock	0.30%
Short-Term Investment	12.97%
Securities Lending Collateral	2.03%
Total Value of Securities	108.57%
Obligation to Return Securities Lending Collateral	(2.12%	)
Other Liabilities Net of Receivables and Other Assets	(6.45%	)
Total Net Assets	100.00%

2011 Annual report • Delaware Pooled Trust

(continues)       67

Security type/country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of Net Assets
Common Stock	98.71%
Australia	7.22%
Belgium	0.00%
France	14.59%
Germany	5.24%
Ireland	1.33%
Israel	2.06%
Italy	3.92%
Japan	19.22%
Netherlands	5.27%
Singapore	4.00%
Spain	6.82%
Switzerland	6.29%
Taiwan	1.63%
United Kingdom	21.12%
Short-Term Investments	1.10%
Securities Lending Collateral	0.56%
Total Value of Securities	100.37%
Obligation to Return Securities Lending Collateral	(0.80% )
Receivables and Other Assets Net of Other Liabilities	0.43%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Consumer Discretionary	5.26%
Consumer Staples	16.20%
Energy	13.05%
Financials	13.41%
Healthcare	15.93%
Industrials	6.17%
Information Technology	6.68%
Materials	2.43%
Telecommunication Services	14.40%
Utilities	5.18%
Total	98.71%

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of Net Assets
Common Stock	96.67%
Australia	7.96%
Belgium	0.00%
France	16.08%
Germany	2.63%
Ireland	1.66%
Israel	2.11%
Italy	1.32%
Japan	18.82%
Netherlands	6.01%
Singapore	4.41%
Spain	6.88%
Switzerland	6.59%
United Kingdom	22.20%
Short-Term Investments	3.08%
Securities Lending Collateral	3.39%
Total Value of Securities	103.14%
Obligation to Return Securities Lending Collateral	(3.48% )
Receivables and Other Assets Net of Other Liabilities	0.34%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Consumer Discretionary	5.19%
Consumer Staples	14.15%
Energy	11.70%
Financials	15.05%
Healthcare	16.14%
Industrials	5.16%
Information Technology	5.20%
Materials	2.76%
Telecommunication Services	13.88%
Utilities	7.44%
Total	96.67%

2011 Annual report • Delaware Pooled Trust

(continues)       69

Security type/country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-adviser’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of Net Assets
Common Stock	92.22%
Brazil	13.45%
Chile	2.40%
China	23.59%
Colombia	0.54%
India	9.46%
Indonesia	3.82%
Kazakhstan	0.87%
Malaysia	1.17%
Mexico	4.70%
Peru	2.18%
Philippines	1.77%
Poland	0.70%
Republic of Korea	5.09%
Russia	3.23%
South Africa	5.15%
Taiwan	6.65%
Thailand	4.01%
Turkey	3.44%
Preferred Stock	6.29%
Brazil	4.63%
Republic of Korea	1.66%
Short-Term Investments	1.41%
Securities Lending Collateral	2.75%
Total Value of Securities	102.67%
Obligation to Return Securities Lending Collateral	(2.85% )
Receivables and Other Assets Net of Other Liabilities	0.18%
Total Net Assets	100.00%

Percentage
Common and Preferred Stock by Sector	of Net Assets
Consumer Discretionary	8.78%
Consumer Staples	6.72%
Energy	13.90%
Financials	21.99%
Healthcare	0.80%
Industrials	9.55%
Information Technology	12.63%
Materials	7.12%
Telecommunication Services	6.96%
Utilities	10.06%
Total	98.51%

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of Net Assets
Common Stock	97.79%
Argentina	0.83%
Bahrain	0.07%
Brazil	16.92%
China/Hong Kong	13.26%
Guernsey	0.15%
Hungary	0.58%
India	3.83%
Indonesia	1.60%
Israel	0.62%
Malaysia	1.96%
Mexico	5.94%
Peru	1.27%
Poland	1.64%
Republic of Korea	16.81%
Russia	5.99%
South Africa	5.87%
Taiwan	7.25%
Thailand	2.29%
Turkey	1.91%
United Kingdom	0.68%
United States	8.32%
Short-Term Investment	1.07%
Total Value of Securities	98.86%
Receivables and Other Assets Net of Liabilities	1.14%
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Consumer Discretionary	3.36%
Consumer Staples	16.65%
Energy	14.35%
Financials	17.53%
Industrials	4.58%
Information Technology	14.22%
Materials	13.21%
Telecommunication Services	13.16%
Utilities	0.73%
Total	97.79%

2011 Annual report • Delaware Pooled Trust

(continues)       71

Security type/country and sector allocations

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
As of October 31, 2011

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Percentage
Security type/Country	of Net Assets
Common Stock	99.14%
Australia	9.20%
Austria	0.61%
Belgium	0.98%
Brazil	0.35%
Canada	5.52%
China/Hong Kong	12.17%
France	3.47%
Germany	1.37%
Japan	7.62%
Netherlands	0.35%
Singapore	3.62%
Switzerland	0.60%
United Kingdom	6.51%
United States	46.77%
Warrant	0.00%
Short-Term Investments	2.91%
Securities Lending Collateral	9.72%
Total Value of Securities	111.77%
Obligation to Return Securities Lending Collateral	(10.53%)
Other Liabilities Net of Receivables and Other Assets	(1.24%)
Total Net Assets	100.00%

Percentage
Common Stock by Sector	of Net Assets
Diversified REITs	24.60%
Healthcare REITs	5.82%
Hotel REITs	2.26%
Industrial REITs	3.08%
Mall REITs	9.09%
Manufactured Homes REIT	0.83%
Multifamily REITs	8.62%
Office REITs	11.12%
Real Estate Operating Companies	19.45%
Self-Storage REITs	3.25%
Shopping Center REITs	10.34%
Single Tenant REIT	0.68%
Total	99.14%

2011 Annual report • Delaware Pooled Trust

Security type/country allocations

Delaware Pooled® Trust — The Global Fixed Income Portfolio
As of October 31, 2011

Percentage
Security type/Country	of Net Assets
Corporate Bonds	15.60%
Austria	3.05%
Germany	7.03%
Netherlands	3.19%
Spain	0.55%
United Kingdom	1.78%
Sovereign Bonds	61.32%
Canada	4.40%
Denmark	3.99%
Germany	9.97%
Japan	17.80%
Mexico	3.93%
Netherlands	5.19%
Norway	3.54%
Poland	6.59%
Qatar	2.27%
Slovakia	2.06%
Slovenia	1.58%
Supranational Banks	8.31%
U.S. Treasury Obligations	11.67%
Short-Term Investments	0.84%
Total Value of Securities	97.74%
Receivables and Other Assets Net of Liabilities	2.26%
Total Net Assets	100.00%

2011 Annual report • Delaware Pooled Trust

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio
October 31, 2011

	Number of
	Shares	Value
Common Stock – 98.10%
Consumer Discretionary – 6.00%
Comcast Class A	9,100	$213,395
Lowe’s	8,800	184,976
		398,371
Consumer Staples – 14.49%
Archer-Daniels-Midland	6,800	196,792
CVS Caremark	5,100	185,130
Kimberly-Clark	2,700	188,217
Kraft Foods Class A	5,200	182,936
Safeway	10,800	209,196
		962,271
Energy – 12.24%
Chevron	2,000	210,100
ConocoPhillips	2,700	188,055
Marathon Oil	8,300	216,049
Williams	6,600	198,726
		812,930
Financials – 11.88%
Allstate	6,900	181,746
Bank of New York Mellon	9,300	197,904
Marsh & McLennan	6,700	205,154
Travelers	3,500	204,225
		789,029
Healthcare – 17.37%
Baxter International	3,300	181,434
Cardinal Health	4,400	194,788
Johnson & Johnson	2,900	186,731
Merck	5,700	196,650
Pfizer	10,311	198,590
Quest Diagnostics	3,500	195,300
		1,153,493
Industrials – 8.81%
Northrop Grumman	3,400	196,350
Raytheon	4,400	194,436
Waste Management	5,900	194,287
		585,073
Information Technology – 12.66%
Cisco Systems	12,400	229,772
Intel	8,300	203,682
Motorola Solutions	4,300	201,713
Xerox	25,100	205,318
		840,485
Materials – 3.11%
duPont (E.I.) deNemours	4,300	206,701
		206,701
Telecommunications – 5.68%
AT&T	6,300	184,653
Verizon Communications	5,200	192,296
		376,949
Utilities – 5.86%
Edison International	5,100	207,060
Progress Energy	3,500	182,350
		389,410
Total Common Stock
(cost $6,668,467)		6,514,712

	Principal
	Amount
Short-Term Investments – 1.75%
≠Discount Notes – 1.02%
Federal Home Loan Bank
0.003% 11/30/11	$18,585	18,585
0.01% 12/23/11	2,692	2,692
0.04% 11/2/11	10,797	10,797
Freddie Mac 0.05% 11/2/11	35,769	35,770
		67,844
Repurchase Agreement – 0.73%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $48,000 (collateralized
by U.S. government obligations
0.25%-4.625% 2/29/12-2/15/21,
market value $48,960)	48,000	48,000
		48,000
Total Short-Term Investments
(cost $115,844)		115,844

Total Value of Securities – 99.85%
(cost $6,784,311)		6,630,556
Receivables and Other Assets
Net of Liabilities – 0.15%		10,212
Net Assets Applicable to 400,803
Shares Outstanding; Equivalent to
$16.57 Per Share – 100.00%		$6,640,768

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$7,862,263
Undistributed net investment income		119,894
Accumulated net realized loss on investments		(1,187,634)
Net unrealized depreciation of investments		(153,755)
Total net assets		$6,640,768

≠The rate shown is the effective yield at the time of purchase.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio
October 31, 2011

	Number of
	Shares	Value
Common Stock – 96.97%²
Consumer Discretionary – 16.51%
† Apollo Group Class A	42,950	$2,033,683
Lowe’s	88,900	1,868,678
† priceline.com	3,775	1,916,643
Strayer Education	20,800	1,772,368
		7,591,372
Energy – 4.46%
EOG Resources	22,950	2,052,419
		2,052,419
Financial Services – 15.43%
† IntercontinentalExchange	19,650	2,552,142
MasterCard Class A	7,700	2,673,748
Visa Class A	20,050	1,869,863
		7,095,753
Healthcare – 14.51%
Allergan	36,900	3,104,028
Novo-Nordisk ADR	16,600	1,764,580
Perrigo	19,950	1,801,086
		6,669,694
Materials & Processing – 4.05%
Syngenta ADR	30,500	1,862,635
		1,862,635
Technology – 37.22%
† Apple	12,050	4,877,598
† Crown Castle International	47,350	1,958,396
† Google Class A	3,725	2,207,584
Intuit	41,500	2,227,305
† Polycom	98,300	1,624,899
QUALCOMM	48,300	2,492,280
VeriSign	53,800	1,726,442
		17,114,504
Utilities – 4.79%
j2 Global Communications	71,500	2,200,770
		2,200,770
Total Common Stock
(cost $40,570,227)		44,587,147

	Principal
	Amount
Short-Term Investments – 2.03%
≠Discount Notes – 1.29%
Federal Home Loan Bank
0.003% 11/30/11	$427,791	$427,788
0.01% 12/23/11	61,967	61,966
0.04% 11/2/11	23,489	23,489
Freddie Mac 0.05% 11/2/11	77,817	77,817
		591,060
Repurchase Agreement – 0.74%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $339,001
(collateralized by U.S. government
obligations 0.25%-4.625%
2/29/12-2/15/21, market
value $345,780)	339,000	339,000
		339,000
Total Short-Term Investments
(cost $930,062)		930,060

Total Value of Securities – 99.00%
(cost $41,500,289)		45,517,207
Receivables and Other Assets
Net of Liabilities – 1.00%		460,724
Net Assets Applicable to 6,603,937
Shares Outstanding; Equivalent to
$6.96 per share – 100.00%		$45,977,931

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$44,936,340
Undistributed net investment income		10,052
Accumulated net realized loss on investments		(2,985,379)
Net unrealized appreciation of investments		4,016,918
Total net assets		$45,977,931

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at time of purchase.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       75

Statements of net assets

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio
October 31, 2011

		Number of
		Shares	Value
Common Stock – 98.99%²
Consumer Discretionary – 17.84%
†	Apollo Group Class A	142,800	$6,761,580
†*	Ctrip.com International ADR	100,800	3,513,888
	Lowe’s	183,000	3,846,660
	NIKE Class B	54,700	5,270,345
†	priceline.com	13,125	6,663,825
	Staples	291,900	4,366,824
			30,423,122
Consumer Staples – 2.69%
	Walgreen	138,300	4,591,560
			4,591,560
Energy – 7.13%
	El Paso	156,300	3,909,063
	EOG Resources	92,200	8,245,446
			12,154,509
Financial Services – 17.92%
	CME Group	21,250	5,855,650
†	IntercontinentalExchange	52,900	6,870,652
	MasterCard Class A	25,575	8,880,663
	Visa Class A	95,950	8,948,297
			30,555,262
Healthcare – 9.58%
	Allergan	96,700	8,134,404
	Novo Nordisk ADR	46,050	4,895,115
	Perrigo	36,600	3,304,248
			16,333,767
Materials & Processing – 2.88%
	Syngenta ADR	80,500	4,916,135
			4,916,135
Producer Durables – 8.26%
	Caterpillar	33,800	3,192,748
†	Crown Castle International	157,700	6,522,472
	Expeditors International of Washington	95,700	4,363,920
			14,079,140
Technology – 32.69%
†	Adobe Systems	165,600	4,870,296
†	Apple	31,950	12,932,721
†	Google Class A	14,600	8,652,544
	Intuit	130,800	7,020,036
†	Polycom	155,600	2,572,068
	QUALCOMM	164,900	8,508,840
†	Teradata	79,200	4,725,072
*	VeriSign	201,400	6,462,926
			55,744,503
Total Common Stock
	(cost $129,367,312)		168,797,998

	Principal
	Amount
Short-Term Investments – 0.84%
≠Discount Notes – 0.38%
Federal Home Loan Bank
0.003% 11/30/11	$325,082	325,079
0.01% 12/23/11	47,089	47,089
0.04% 11/2/11	66,390	66,390
Freddie Mac 0.05% 11/2/11	219,943	219,943
		658,501
Repurchase Agreement – 0.46%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $781,002
(collateralized by U.S. government
obligations 0.25% - 4.625%
2/29/12 – 2/15/21, market value
$796,620)	781,000	781,000
		781,000
Total Short-Term Investments
(cost $1,439,503)		1,439,501

Total Value of Securities Before Securities
Lending Collateral – 99.83%
(cost $130,806,815)		170,237,499

	Number of
	Shares
Securities Lending Collateral** – 1.61%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	112,883	109,350
Delaware Investments Collateral
Fund No. 1	2,645,783	2,645,783
†@ Mellon GSL Reinvestment Trust II	213,107	0
Total Securities Lending Collateral
(cost $2,971,773)		2,755,133

Total Value of Securities – 101.44%
(cost $133,778,588)		172,992,632	©
Obligation to Return Securities
Lending Collateral** – (1.74%)		(2,971,773)
Receivables and Other Assets
Net of Other Liabilities – 0.30%		510,262
Net Assets Applicable to 17,255,126
Shares Outstanding; Equivalent to
$9.88 Per Share – 100.00%		$170,531,121

2011 Annual report • Delaware Pooled Trust

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)	$186,430,118
Undistributed net investment income	426,423
Accumulated net realized loss on investments	(55,539,464)
Net unrealized appreciation of investments	39,214,044
Total net assets	$170,531,121

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $2,787,408 of securities loaned.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       77

Statements of net assets

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio
October 31, 2011

	Number of
	Shares	Value
Common Stock – 95.33%
Consumer Discretionary – 22.95%
† DineEquity	12,700	$596,392
Fastenal	15,000	571,350
Gentex	13,900	418,668
† Interval Leisure Group	17,800	245,818
† ITT Educational Services	5,200	322,192
Strayer Education	6,800	579,428
Weight Watchers International	14,800	1,104,375
		3,838,223
Consumer Staples – 4.08%
† Peet’s Coffee & Tea	10,700	681,804
		681,804
Energy – 4.81%
Core Laboratories	7,425	803,831
		803,831
Financials – 14.97%
† Affiliated Managers Group	7,250	671,423
Heartland Payment Systems	24,600	535,296
† IntercontinentalExchange	5,450	707,845
† MSCI Class A	17,650	589,334
		2,503,898
Healthcare – 11.92%
† ABIOMED	21,800	328,308
† athenahealth	7,800	412,698
Perrigo	6,550	591,334
Techne	9,600	660,480
		1,992,820
Producer Durables – 9.14%
Expeditors International of Washington	12,700	579,120
Graco	15,500	665,570
Ritchie Bros Auctioneers	14,200	283,148
		1,527,838
Technology – 22.71%
Blackbaud	22,100	619,463
† Polycom	27,300	451,269
† SBA Communications Class A	20,350	775,132
† Teradata	11,700	698,022
† VeriFone Systems	16,400	692,244
VeriSign	17,500	561,575
		3,797,705
Utilities – 4.75%
j2 Global Communications	25,800	794,124
		794,124
Total Common Stock
(cost $14,544,723)		15,940,243

	Principal
	Amount
Short-Term Investments – 4.75%
≠Discount Notes – 1.63%
Federal Home Loan Bank
0.003% 11/30/11	$238,024	238,022
0.01% 12/23/11	34,479	34,478
		272,500
Repurchase Agreement – 3.12%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $522,001
(collateralized by U.S. government
obligations 0.25%-4.625% 2/29/12-
2/15/21; market value $532,440)	522,000	522,000
		522,000
Total Short-Term Investments
(cost $794,501)		794,500

Total Value of Securities – 100.08%
(cost $15,339,224)		16,734,743
Liabilities Net of Receivables and
Other Assets – (0.08%)		(13,359)
Net Assets Applicable to 1,128,697
Shares Outstanding; Equivalent to
$14.81 Per Share – 100.00%		$16,721,384

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$16,413,692
Undistributed net investment income		10,851
Accumulated net realized loss on investments		(1,098,678)
Net unrealized appreciation of investments		1,395,519
Total net assets		$16,721,384

†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II
October 31, 2011

	Number of
	Shares	Value
Common Stock – 94.00%
Diversified REITs – 4.28%
Lexington Realty Trust	2,180	$17,135
Vornado Realty Trust	1,275	105,582
Washington Real Estate Investment Trust	355	10,281
		132,998
Healthcare REITs – 11.02%
Cogdell Spencer	890	3,596
HCP	3,155	125,727
Health Care REIT	1,540	81,143
Ventas	2,380	132,351
		342,817
Hotel REITs – 5.23%
Host Hotels & Resorts	9,328	133,111
LaSalle Hotel Properties	575	13,748
†Strategic Hotels & Resorts	2,765	15,733
		162,592
Industrial REITs – 5.57%
DCT Industrial Trust	3,590	17,806
ProLogis	5,220	155,348
		173,154
Mall REITs – 18.04%
CBL & Associates Properties	1,250	19,225
General Growth Properties	3,193	46,937
Macerich	1,928	95,937
Simon Property Group	2,796	359,117
Taubman Centers	650	39,800
		561,016
Manufactured Housing REIT – 1.30%
Equity Lifestyle Properties	610	40,339
		40,339
Multifamily REITs – 17.38%
Apartment Investment & Management	470	11,595
AvalonBay Communities	832	111,230
BRE Properties	915	45,860
Camden Property Trust	580	35,171
Colonial Properties Trust	1,905	38,633
Education Realty Trust	2,385	22,061
Equity Residential	2,575	151,100
Essex Property Trust	509	72,665
UDR	2,091	52,129
		540,444
Office REITs – 11.64%
Alexandria Real Estate Equities	545	36,019
Boston Properties	1,310	129,677
Brandywine Realty Trust	1,805	16,444
Douglas Emmett	1,655	32,273
Highwoods Properties	880	27,262
Kilroy Realty	1,160	42,560
SL Green Realty	1,130	77,959
		362,194
Office/Industrial REITs – 3.55%
Digital Realty Trust	680	42,385
Duke Realty	805	9,885
Liberty Property Trust	1,170	37,440
PS Business Parks	390	20,760
		110,470
Real Estate Operating Company – 0.72%
Starwood Hotels & Resorts Worldwide	450	22,550
		22,550
Self-Storage REITs – 5.46%
Extra Space Storage	1,035	23,319
Public Storage	1,135	146,471
		169,790
Shopping Center REITs – 7.77%
Acadia Realty Trust	830	17,198
DDR Corp	4,760	60,976
Federal Realty Investment Trust	608	53,966
Kimco Realty	4,720	82,458
Regency Centers	665	27,238
		241,836
Single Tenant REIT – 1.29%
National Retail Properties	1,470	40,058
		40,058
Specialty REIT – 0.75%
Rayonier	557	23,244
		23,244
Total Common Stock
(cost $2,640,288)		2,923,502

Exchange-Traded Fund – 1.47%
iShares Dow Jones U.S. Real Estate
Index Fund	800	45,792
Total Exchange-Traded Fund
(cost $43,678)		45,792

	Principal
	Amount
Short-Term Investments – 3.87%
≠Discount Notes – 1.56%
Federal Home Loan Bank
0.003% 11/30/11	$37,497	37,496
0.01% 12/23/11	5,432	5,432
0.04% 11/2/11	1,263	1,263
Freddie Mac 0.05% 11/2/11	4,186	4,186
		48,377

2011 Annual report • Delaware Pooled Trust

(continues)       79

Statements of net assets

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

	Principal
	Amount	Value
Short-Term Investments (continued)
Repurchase Agreements – 2.31%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $72,000 (collateralized
by U.S. government obligations
0.25%-4.625% 2/29/12-2/15/21;
market value $73,440)	$72,000	$72,000
		72,000
Total Short-Term Investments
(cost $120,378)		120,377

Total Value of Securities – 99.34%
(cost $2,804,344)		3,089,671
Receivables and Other Assets
Net of Liabilities – 0.66%		20,589
Net Assets Applicable to 484,848 Shares
Outstanding; Equivalent to $6.41
Per Share – 100.00%		$3,110,260

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$5,571,271
Undistributed net investment income		20,118
Accumulated net realized loss on investments		(2,766,456)
Net unrealized appreciation of investments		285,327
Total net assets		$3,110,260
†	Non income producing security.
≠	The rate shown is the effective yield at time of purchase.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio
October 31, 2011

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.33%
	Fannie Mae Grantor Trust
	Series 2003-T4 2A5
	5.407% 9/26/33	$19,257	$20,308
	Total Agency Asset-Backed Security
	(cost $19,070)		20,308

Agency Collateralized Mortgage Obligations – 2.67%
	Fannie Mae REMICs
	Series 2010-35 AB
	5.00% 11/25/49	23,881	25,809
	•Series 2011-105 FP
	0.645% 6/25/41	59,395	59,269
•	Freddie Mac REMIC
	Series 3800 AF
	0.743% 2/15/41	81,104	81,225
	Total Agency Collateralized
	Mortgage Obligations
	(cost $166,022)		166,303

Agency Mortgage-Backed Securities – 25.31%
	Fannie Mae S.F. 15 yr
	4.00% 11/1/25	155,911	165,400
	4.50% 8/1/19	5,534	5,931
	5.00% 1/1/20	4,620	4,988
	5.00% 6/1/20	961	1,038
	5.00% 2/1/21	4,592	4,953
	Fannie Mae S.F. 15 yr TBA
	3.50% 11/1/26	320,000	332,450
	4.00% 11/1/26	60,000	63,047
	Fannie Mae S.F. 30 yr
	6.00% 10/1/35	12,423	13,759
	6.00% 7/1/38	15,706	17,252
	6.00% 9/1/38	53,516	58,751
	6.00% 3/1/39	4,334	4,761
	Fannie Mae S.F. 30 yr TBA
	3.50% 12/1/40	55,000	55,748
	3.50% 11/1/41	70,000	71,138
	4.00% 12/1/41	120,000	124,425
	5.50% 11/1/38	110,000	119,316
	6.00% 11/1/38	370,000	405,438
	Freddie Mac S.F. 15 yr
	5.50% 7/1/24	117,257	126,856
	Total Agency Mortgage-Backed
	Securities (cost $1,567,625)		1,575,251

	Agency Obligation – 0.48%
•	Fannie Mae 0.31% 10/17/13	30,000	29,975
	Total Agency Obligation
	(cost $29,988)		29,975

	Commercial Mortgage-Backed Securities – 4.38%
•	BAML Commercial
	Mortgage Securities
	Series 2004-3 A5
	5.544% 6/10/39	13,827	15,049
	Series 2005-6 A4
	5.194% 9/10/47	35,000	38,761
•	Bear Stearns Commercial Mortgage
	Securities Series 2006-PW12 A4
	5.72% 9/11/38	20,000	22,443
w•	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44	25,000	27,339
•	Credit Suisse Mortgage Capital
	Certificates Series 2006-C1 AAB
	5.42% 2/15/39	25,626	26,960
	Goldman Sachs Mortgage Securities II
	Series 2005-GG4 A4
	4.761% 7/10/39	35,000	37,323
	Series 2005-GG4 A4A
	4.751% 7/10/39	25,000	26,728
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42	25,000	27,511
	Series 2005-LDP5 A4
	5.205% 12/15/44	20,000	22,341
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.641% 6/11/42	25,000	28,381
	Total Commercial Mortgage-Backed
	Securities (cost $235,544)		272,836

	Corporate Bonds – 24.41%
	Banking – 6.20%
	Abbey National Treasury Services
	4.00% 4/27/16	15,000	14,326
	Capital One Financial 4.75% 7/15/21	30,000	31,546
	City National 5.25% 9/15/20	10,000	10,213
	Fifth Third Bancorp 3.625% 1/25/16	15,000	15,396
	JPMorgan Chase 4.35% 8/15/21	25,000	25,058
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	26,000	26,046
	KeyCorp 5.10% 3/24/21	20,000	20,832
	PNC Funding 5.625% 2/1/17	63,000	69,185
	Santander Holdings USA
	4.625% 4/19/16	5,000	4,929
	SunTrust Banks
	3.50% 1/20/17	10,000	10,079
	3.60% 4/15/16	5,000	5,127
	SVB Financial Group
	5.375% 9/15/20	15,000	15,507

2011 Annual report • Delaware Pooled Trust

(continues)       81

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
• USB Capital IX
3.50% 4/15/49	$123,000	$89,620
Wachovia
•0.773% 10/15/16	5,000	4,365
5.25% 8/1/14	5,000	5,336
5.625% 10/15/16	35,000	38,129
		385,694
Basic Industry – 1.84%
Alcoa
5.40% 4/15/21	5,000	4,963
6.75% 7/15/18	10,000	10,866
ArcelorMittal 9.85% 6/1/19	5,000	5,940
Dow Chemical
4.25% 11/15/20	10,000	10,322
8.55% 5/15/19	10,000	13,010
duPont (E.I.) deNemours
4.25% 4/1/21	20,000	22,350
International Paper
9.375% 5/15/19	10,000	12,841
# Kinross Gold 144A 5.125% 9/1/21	10,000	9,680
Lubrizol 5.50% 10/1/14	5,000	5,599
Mosaic 3.75% 11/15/21	15,000	15,380
Teck Resources 9.75% 5/15/14	3,000	3,575
		114,526
Brokerage – 0.57%
Jefferies Group
6.25% 1/15/36	5,000	4,313
6.45% 6/8/27	19,000	17,920
Lazard Group 6.85% 6/15/17	12,000	12,938
		35,171
Capital Goods – 0.25%
Republic Services 4.75% 5/15/23	5,000	5,489
Waste Management 2.60% 9/1/16	10,000	10,166
		15,655
Communications – 2.33%
American Tower 5.90% 11/1/21	10,000	11,074
# Crown Castle Towers 144A
4.883% 8/15/20	40,000	40,962
France Telecom 4.125% 9/14/21	5,000	5,162
Qwest
6.75% 12/1/21	5,000	5,325
8.375% 5/1/16	20,000	22,950
Telefonica Emisiones
5.462% 2/16/21	5,000	5,077
Time Warner Cable 8.25% 4/1/19	10,000	12,754
Verizon Communications
3.50% 11/1/21	30,000	30,328
# Vivendi 144A 6.625% 4/4/18	10,000	11,534
		145,166
Consumer Cyclical – 0.80%
CVS Caremark 5.75% 5/15/41	15,000	17,406
Darden Restaurants
4.50% 10/15/21	5,000	5,162
Historic TW 6.875% 6/15/18	10,000	11,938
Time Warner 5.375% 10/15/41	10,000	10,585
Western Union 3.65% 8/22/18	5,000	4,979
		50,070
Consumer Non-Cyclical – 2.64%
Amgen 3.45% 10/1/20	5,000	5,191
Boston Scientific 6.00% 1/15/20	5,000	5,593
CareFusion 6.375% 8/1/19	10,000	11,816
Celgene 3.95% 10/15/20	10,000	10,113
Covidien International Finance
4.20% 6/15/20	10,000	10,969
DENTSPLY International
4.125% 8/15/21	20,000	20,743
Hospira 6.40% 5/15/15	10,000	11,144
Medco Health Solutions
4.125% 9/15/20	5,000	5,065
PerkinElmer 5.00% 11/15/21	5,000	5,156
Quest Diagnostics 4.70% 4/1/21	20,000	21,445
Smucker (J.M.) 3.50% 10/15/21	30,000	30,479
Thermo Fisher Scientific
3.60% 8/15/21	5,000	5,188
# Woolworths 144A
3.15% 4/12/16	10,000	10,406
4.55% 4/12/21	10,000	10,964
		164,272
Electric – 2.87%
Ameren Illinois 9.75% 11/15/18	60,000	79,664
# American Transmission Systems 144A
5.25% 1/15/22	5,000	5,346
Carolina Power & Light
3.00% 9/15/21	10,000	10,128
CenterPoint Energy 5.95% 2/1/17	5,000	5,637
Commonwealth Edison
3.40% 9/1/21	15,000	15,340
Florida Power 3.10% 8/15/21	10,000	10,212
LG&E and KU Energy
3.75% 11/15/20	5,000	4,962
#144A 4.375% 10/1/21	10,000	10,222
Pennsylvania Electric 5.20% 4/1/20	10,000	11,075
PPL Electric Utilities 3.00% 9/15/21	5,000	4,958
Southern California Edison
5.50% 8/15/18	5,000	5,913
Wisconsin Electric Power
2.95% 9/15/21	5,000	5,064
• Wisconsin Energy 6.25% 5/15/67	10,000	9,911
		178,432

2011 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Energy – 1.52%
Ensco 4.70% 3/15/21	$5,000	$5,271
Noble Energy 8.25% 3/1/19	5,000	6,588
Petrobras International Finance
5.375% 1/27/21	10,000	10,619
5.875% 3/1/18	5,000	5,400
Pride International 6.875% 8/15/20	20,000	24,173
Transocean 6.50% 11/15/20	15,000	16,758
Weatherford International
9.625% 3/1/19	10,000	13,058
# Woodside Finance 144A
8.75% 3/1/19	10,000	12,931
		94,798
Finance Companies – 0.76%
General Electric Capital
4.65% 10/17/21	10,000	10,322
5.30% 2/11/21	30,000	31,987
John Deere Capital 3.15% 10/15/21	5,000	5,133
		47,442
Insurance – 1.05%
• Chubb 6.375% 3/29/67	5,000	5,050
# Highmark 144A 4.75% 5/15/21	10,000	10,122
MetLife 6.40% 12/15/36	40,000	39,495
Prudential Financial
3.875% 1/14/15	5,000	5,229
6.00% 12/1/17	5,000	5,727
		65,623
Natural Gas – 0.91%
Enterprise Products Operating
9.75% 1/31/14	10,000	11,688
Kinder Morgan Energy Partners
9.00% 2/1/19	5,000	6,420
Plains All American Pipeline
8.75% 5/1/19	5,000	6,413
Sempra Energy
6.15% 6/15/18	10,000	11,779
Southern Natural Gas
4.40% 6/15/21	5,000	5,054
• TransCanada PipeLines
6.35% 5/15/67	15,000	15,305
		56,659
Real Estate – 0.83%
Brandywine Operating Partnership
4.95% 4/15/18	10,000	9,712
Digital Realty Trust
5.25% 3/15/21	10,000	9,782
5.875% 2/1/20	5,000	5,173
Health Care REIT 5.25% 1/15/22	10,000	9,580
Regency Centers 5.875% 6/15/17	7,000	7,697
# WEA Finance 144A
4.625% 5/10/21	10,000	9,920
		51,864
Technology – 1.07%
Applied Materials 4.30% 6/15/21	10,000	10,818
Hewlett-Packard
4.30% 6/1/21	15,000	15,657
4.375% 9/15/21	5,000	5,256
National Semiconductor
6.60% 6/15/17	10,000	12,174
# Seagate Technology International
144A 10.00% 5/1/14	5,000	5,713
Xerox
4.50% 5/15/21	5,000	5,217
6.35% 5/15/18	10,000	11,432
		66,267
Transportation – 0.77%
Burlington Northern Santa Fe
4.10% 6/1/21	15,000	16,042
CSX 4.25% 6/1/21	20,000	21,463
Ryder System 3.50% 6/1/17	10,000	10,341
		47,846
Total Corporate Bonds
(cost $1,455,764)		1,519,485

Municipal Bond – 3.14%
Massachusetts Development
Finance Agency Revenue
(Harvard University) Series B-1
5.00% 10/15/40	175,000	195,671
Total Municipal Bond
(cost $182,802)		195,671

Non-Agency Asset-Backed Securities – 3.59%
CNH Equipment Trust
Series 2010-A A4
2.49% 1/15/16	45,000	46,144
# Great America Leasing Receivables
Series 2011-1 A3 144A
1.69% 2/15/14	25,000	25,135
John Deere Owner Trust
Series 2009-A A4
3.96% 5/16/16	45,000	45,773
Series 2010-A A4
2.13% 10/17/16	30,000	30,664
Series 2011-A A4
1.96% 4/16/18	10,000	10,259
• Merrill Auto Trust Securitization
Series 2007-1 A4
0.303% 12/15/13	3,688	3,687
Mid-State Trust Series 11 A1
4.864% 7/15/38	11,472	11,506
# Navistar Financial Owner Trust
Series 2010-B A3 144A
1.08% 3/18/14	50,000	49,993
Total Non-Agency Asset-Backed
Securities (cost $221,515)		223,161

2011 Annual report • Delaware Pooled Trust

(continues)       83

Statements of net assets

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Non-Agency Collateralized Mortgage Obligations – 1.18%
w#	Countrywide Home Loan Mortgage
	Pass Through Trust
	Series 2005-R2 2A4 144A
	8.50% 6/25/35	$63,485	$65,468
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35	8,170	8,213
	Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $73,946)		73,681

	Regional Bonds – 0.66%Δ
	Canada – 0.66%
	New Brunswick Province
	2.75% 6/15/18	10,000	10,321
	Ontario Province
	2.30% 5/10/16	15,000	15,367
	3.00% 7/16/18	15,000	15,549
	Total Regional Bonds
	(cost $39,987)		41,237

	Sovereign Bond – 0.42%Δ
	Norway – 0.42%
	Eksportfinans 3.00% 11/17/14	25,000	26,116
	Total Sovereign Bond
	(cost $25,178)		26,116

	Supranational Banks – 0.56%
	Inter-American Development Bank
	3.875% 10/28/41	5,000	5,027
	International Finance
	0.65% 11/1/13	30,000	29,986
	Total Supranational Banks
	(cost $34,988)		35,013

	U.S. Treasury Obligations – 21.80%
	U.S. Treasury Bonds
	3.50% 2/15/39	55,000	58,180
	4.375% 5/15/41	75,000	92,074
	U.S. Treasury Notes
	1.00% 10/31/16	510,000	509,840
	*1.375% 9/30/18	5,000	4,929
	*2.125% 8/15/21	695,000	692,071
	Total U.S. Treasury Obligations
	(cost $1,359,220)		1,357,094

		Number of
		Shares
	Preferred Stock – 0.38%
	Alabama Power 5.625%	620	15,655
	•PNC Financial Services Group 8.25%	8,000	8,163
	Total Preferred Stock
	(cost $21,581)		23,818

		Principal
		Amount (U.S. $)
	Short-Term Investments – 27.69%
	≠Discount Notes – 11.51%
	Federal Home Loan Bank
	0.003% 11/30/11	$548,107	548,103
	0.01% 12/23/11	79,395	79,394
	0.04% 11/2/11	20,618	20,618
	Freddie Mac 0.05% 11/2/11	68,304	68,304
			716,419
	Repurchase Agreements – 16.18%
	BNP Paribas 0.08%, dated
	10/31/11, to be repurchased
	on 11/1/11, repurchase price
	$1,007,002 (collateralized by U.S.
	government obligations
	0.25%-4.625% 2/29/12-2/15/21,
	market value $1,027,140)	1,007,000	1,007,000
			1,007,000
	Total Short-Term Investments
	(cost $1,723,422)		1,723,419

	Total Value of Securities
	Before Securities Lending
	Collateral – 117.00% (cost $7,156,652)		7,283,368

		Number of
		Shares
	Securities Lending Collateral** – 0.34%
	Investment Companies
	BNY Mellon SL DBT II
	Liquidating Fund	21,710	21,031
@†	Mellon GSL Reinvestment Trust II	41,609	0
	Total Securities Lending Collateral
	(cost $63,319)		21,031

	Total Value of Securities – 117.34%
	(cost $7,219,971)		7,304,399	©
	Obligation to Return Securities
	Lending Collateral** – (1.02%)		(63,319)
	Other Liabilities Net of Receivables
	and Other Assets – (16.32%)		(1,016,222	)z
	Net Assets Applicable to 638,671
	Shares Outstanding; Equivalent
	to $9.75 Per Share – 100.00%		$6,224,858

Components of Net Assets at October 31, 2011:
	Shares of beneficial interest
	(unlimited authorization – no par)		$5,977,065
	Undistributed net investment income		179,918
	Accumulated net realized loss on investments		(17,232)
	Net unrealized appreciation of investments		85,107
	Total net assets		$6,224,858

2011 Annual report • Delaware Pooled Trust

•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $286,609, which represented 4.60% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
*	Fully or partially on loan.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
†	Non income producing security.
©	Includes $213,067 of securities loaned.
z	Of this amount, $1,404,336 represents payable for securities purchased as of October 31, 2011.

Summary of Abbreviations:
BAML — Bank of America Merrill Lynch
MASTR — Mortgage Asset Securitization Transactions, Inc.
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
yr — Year

See accompanying notes, which are an integral part of the financial statements.

The Core Focus Fixed Income Portfolio
Statement of Assets and Liabilities
October 31, 2011

Assets:
Investments, at value[1]	$5,559,949
Short-term investments, at value	1,723,419
Short-term investments held as
collateral for loaned securities, at value	21,031
Cash	161,039
Receivable for securities sold	207,828
Dividends, interest and
securities lending income receivable	31,118
Due from DMC	1,625
Total assets	7,706,009

Liabilities:
Payable for securities purchased	1,404,336
Due to manager and affiliates	114
Other accrued expenses	13,382
Obligation to return securities lending collateral	63,319
Total liabilities	1,481,151

Total net assets	$6,224,858

Investments, at cost	$5,433,230
Short-term investments, at cost	1,723,422
Short-term investments held as
collateral for loaned securities, at cost	63,319

[1]Including securities on loan	213,067

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       85

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio
October 31, 2011

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds – 91.78%
Automotive – 4.60%
	American Axle & Manufacturing
	7.75% 11/15/19	$205,000	$206,538
	*7.875% 3/1/17	289,000	294,058
	ArvinMeritor 8.125% 9/15/15	261,000	247,950
#	Chrysler Group 144A
	8.25% 6/15/21	760,000	699,199
	Dana Holding 6.75% 2/15/21	252,000	257,040
	Ford Motor Credit
	12.00% 5/15/15	135,000	170,454
#	International Automotive
	Components Group 144A
	9.125% 6/1/18	195,000	193,050
#	Jaguar Land Rover 144A
	8.125% 5/15/21	290,000	287,100
#	Pinafore 144A 9.25% 10/1/18	277,000	303,315
			2,658,704
Banking – 3.58%
	BAC Capital Trust VI
	5.625% 3/8/35	490,000	385,708
•	Fifth Third Capital Trust IV
	6.50% 4/15/37	409,000	401,843
•#	HBOS Capital Funding 144A
	6.071% 6/29/49	658,000	467,179
•	Regions Financing Trust ll
	6.625% 5/15/47	495,000	408,375
•	SunTrust Capital VIII
	6.10% 12/15/36	415,000	410,073
			2,073,178
Basic Industry – 12.97%
*	AK Steel 7.625% 5/15/20	420,000	394,800
#	Algoma Acquisition 144A
	9.875% 6/15/15	351,000	286,065
#	APERAM 144A 7.75% 4/1/18	220,000	194,700
#	Appleton Papers 144A
	10.50% 6/15/15	136,000	136,680
*	Associated Materials
	9.125% 11/1/17	218,000	199,470
#	Building Materials Corp. of
	America 144A 6.75% 5/1/21	293,000	304,720
#	Cemex Espana Luxembourg 144A
	9.25% 5/12/20	605,000	485,512
#	FMG Resources August 2006
	144A 7.00% 11/1/15	204,000	205,020
	Headwaters 7.625% 4/1/19	249,000	217,875
	Hexion US Finance
	8.875% 2/1/18	36,000	35,730
	9.00% 11/15/20	170,000	149,175
#	Ineos Group Holdings 144A
	8.50% 2/15/16	360,000	306,000
	Interface 7.625% 12/1/18	211,000	222,078
#	International Wire Group Holdings
	144A 9.75% 4/15/15	100,000	102,500
	James River Coal 7.875% 4/1/19	216,000	184,680
#	JMC Steel Group 144A
	8.25% 3/15/18	258,000	256,710
#	Kinove German Bondco 144A
	9.625% 6/15/18	250,000	242,500
#	Longview Fibre Paper &
	Packaging 144A
	8.00% 6/1/16	290,000	295,800
#	MacDermid 144A 9.50% 4/15/17	355,000	339,025
*#	Masonite International 144A
	8.25% 4/15/21	280,000	277,900
#	Millar Western Forest Products
	144A 8.50% 4/1/21	205,000	156,825
	Momentive Performance
	Materials 9.00% 1/15/21	572,000	486,199
#	Murray Energy 144A
	10.25% 10/15/15	279,000	274,815
#	Nalco 144A 6.625% 1/15/19	178,000	199,360
	Norcraft Finance 144A
	10.50% 12/15/15	316,000	306,520
#	Nortek 144A 8.50% 4/15/21	310,000	276,675
*	Ply Gem Industries
	13.125% 7/15/14	294,000	295,470
	Polypore International
	7.50% 11/15/17	297,000	304,425
=@	Port Townsend 12.431% 8/27/12	11,980	5,451
	Ryerson
	•7.629% 11/1/14	123,000	113,775
	12.00% 11/1/15	242,000	248,050
			7,504,505
Capital Goods – 5.51%
	Berry Plastics
	9.75% 1/15/21	299,000	300,495
	10.25% 3/1/16	151,000	148,735
#	DAE Aviation Holdings 144A
	11.25% 8/1/15	284,000	299,620
	Kratos Defense & Security
	Solutions 10.00% 6/1/17	250,000	260,000
	Manitowoc 9.50% 2/15/18	250,000	268,750
*	Mueller Water Products
	7.375% 6/1/17	325,000	287,625
	Pregis 12.375% 10/15/13	311,000	284,565
#	Reynolds Group Issuer 144A
	8.25% 2/15/21	100,000	92,250
	9.00% 4/15/19	325,000	315,250
	9.875% 8/15/19	545,000	547,725
#	Sealed Air 144A
	8.125% 9/15/19	65,000	70,688
	8.375% 9/15/21	90,000	97,650
	TriMas 9.75% 12/15/17	197,000	211,775
			3,185,128
Consumer Cyclical – 5.02%
	Brown Shoe 7.125% 5/15/19	225,000	207,000
#	Burlington Coat Factory
	Warehouse 144A
	10.00% 2/15/19	451,000	448,744

2011 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
#	Chiron Merger Sub 144A
	10.50% 11/1/18	$85,000	$86,169
*	CKE Restaurants
	11.375% 7/15/18	244,000	263,520
	Dave & Buster’s 11.00% 6/1/18	341,000	359,755
	DineEquity 9.50% 10/30/18	404,000	430,260
	Express Finance 8.75% 3/1/18	176,000	189,640
	Hanesbrands 6.375% 12/15/20	89,000	90,335
#	Icon Health & Fitness 144A
	11.875% 10/15/16	109,000	92,105
#	Needle Merger Sub 144A
	8.125% 3/15/19	161,000	154,560
	OSI Restaurant Partners
	10.00% 6/15/15	285,000	294,975
	Quiksilver 6.875% 4/15/15	153,000	144,968
	Tops Markets 10.125% 10/15/15	137,000	140,425
			2,902,456
Consumer Non-Cyclical – 3.69%
#	Armored Autogroup 144A
	9.25% 11/1/18	317,000	283,715
#	Blue Merger Sub 144A
	7.625% 2/15/19	324,000	309,420
*	Dean Foods 7.00% 6/1/16	218,000	220,180
	NBTY 9.00% 10/1/18	372,000	401,295
*	Pinnacle Foods Finance
	10.625% 4/1/17	356,000	370,240
#	Scotts Miracle-Gro 144A
	6.625% 12/15/20	77,000	79,888
*	Visant 10.00% 10/1/17	173,000	168,675
#	Viskase 144A 9.875% 1/15/18	294,000	301,350
			2,134,763
Energy – 11.35%
	American Petroleum Tankers
	10.25% 5/1/15	233,000	240,573
	Antero Resources Finance
	9.375% 12/1/17	258,000	286,380
#	Calumet Specialty Products
	Partners 144A 9.375% 5/1/19	430,000	414,949
	Chaparral Energy 8.25% 9/1/21	428,000	437,629
	Chesapeake Energy
	6.625% 8/15/20	217,000	236,259
	6.875% 11/15/20	33,000	36,383
	7.25% 12/15/18	12,000	13,410
	Comstock Resources
	7.75% 4/1/19	255,000	251,175
	Copano Energy 7.75% 6/1/18	178,000	186,900
	Crosstex Energy 8.875% 2/15/18	200,000	213,000
#	Helix Energy Solutions Group
	144A 9.50% 1/15/16	370,000	390,350
#	Hercules Offshore 144A
	10.50% 10/15/17	274,000	275,370
#	Hilcorp Energy I 144A
	8.00% 2/15/20	287,000	309,960
	Holly 9.875% 6/15/17	188,000	206,800
#	Laredo Petroleum 144A
	9.50% 2/15/19	342,000	364,230
	Linn Energy
	8.625% 4/15/20	240,000	265,800
	#144A 6.50% 5/15/19	45,000	45,450
#	NFR Energy 144A 9.75% 2/15/17	471,000	419,190
#	Oasis Petroleum 144A
	7.25% 2/1/19	249,000	263,940
	Offshore Group Investments
	11.50% 8/1/15	203,000	222,285
	#144A 11.50% 8/1/15	25,000	27,375
	PetroHawk Energy 7.25% 8/15/18	284,000	326,600
	Petroleum Development
	12.00% 2/15/18	264,000	287,760
	Pioneer Drilling 9.875% 3/15/18	268,000	280,060
	Quicksilver Resources
	7.125% 4/1/16	283,000	281,939
	SandRidge Energy
	8.75% 1/15/20	64,000	66,400
	#144A 7.50% 3/15/21	224,000	217,280
			6,567,447
Financials – 2.08%
	E Trade Financial PIK
	12.50% 11/30/17	252,000	291,690
•#	ILFC E-Capital Trust I 144A
	4.77% 12/21/65	135,000	92,931
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65	250,000	182,500
	Nuveen Investments
	10.50% 11/15/15	466,000	468,330
	#144A 10.50% 11/15/15	168,000	167,160
			1,202,611
Healthcare – 5.80%
	Accellent 10.00% 11/1/17	166,000	150,230
#	AMGH Merger Sub 144A
	9.25% 11/1/18	270,000	282,150
	Biomet 11.625% 10/15/17	294,000	321,930
	Community Health Systems
	8.875% 7/15/15	265,000	271,956
	DJO Finance 9.75% 10/15/17	376,000	311,140
*#	HCA Holdings 144A
	7.75% 5/15/21	155,000	155,775
*	HealthSouth 7.75% 9/15/22	62,000	62,310
#	Immucor 144A 11.125% 8/15/19	135,000	140,400
#	inVentiv Health 144A
	10.00% 8/15/18	241,000	232,565
	Lantheus Medical Imaging
	9.75% 5/15/17	373,000	343,160
#	Multiplan 144A 9.875% 9/1/18	337,000	348,795
	Radiation Therapy Services
	9.875% 4/15/17	283,000	237,013

2011 Annual report • Delaware Pooled Trust

(continues)       87

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Healthcare (continued)
	Radnet Management
	10.375% 4/1/18	$247,000	$223,535
#	STHI Holding 144A
	8.00% 3/15/18	267,000	273,675
			3,354,634
Insurance – 2.44%
•	American International Group
	8.175% 5/15/58	342,000	331,313
•	ING Groep NV 5.775% 12/29/49	567,000	452,182
•#	Liberty Mutual Group 144A
	7.00% 3/15/37	289,000	254,320
•	XL Group 6.50% 12/31/49	437,000	371,450
			1,409,265
Media – 6.22%
	Affinion Group 7.875% 12/15/18	374,000	330,055
#	AMC Networks 144A
	7.75% 7/15/21	295,000	321,550
#	AMO Escrow 144A
	11.50% 12/15/17	147,000	133,035
*	Cablevision Systems
	8.00% 4/15/20	133,000	140,980
	CCO Holdings
	7.00% 1/15/19	27,000	28,148
	*8.125% 4/30/20	390,000	424,124
	Clear Channel Communications
	9.00% 3/1/21	317,000	283,715
	DISH DBS 7.875% 9/1/19	57,000	62,843
*	Entravision Communications
	8.75% 8/1/17	165,000	164,588
	MDC Partners
	11.00% 11/1/16	272,000	295,800
	#144A 11.00% 11/1/16	95,000	102,363
	Nexstar Broadcasting
	8.875% 4/15/17	255,000	260,100
*#	Ono Finance II 144A
	10.875% 7/15/19	415,000	375,574
#	UPC Holding 144A
	9.875% 4/15/18	100,000	109,250
	Virgin Media Finance
	8.375% 10/15/19	100,000	111,750
	WMG Acquisition 9.50% 6/15/16	170,000	181,050
#	XM Satellite Radio 144A
	7.625% 11/1/18	251,000	271,708
			3,596,633
Services – 11.13%
*#	ARAMARK Holdings PIK 144A
	8.625% 5/1/16	430,000	448,275
	Beazer Homes USA
	9.125% 6/15/18	94,000	67,680
	9.125% 5/15/19	363,000	259,545
	Cardtronics 8.25% 9/1/18	127,000	134,938
	Casella Waste Systems
	7.75% 2/15/19	336,000	324,240
	11.00% 7/15/14	163,000	176,855
#	Delta Air Lines 144A
	12.25% 3/15/15	232,000	251,720
#	Equinox Holdings 144A
	9.50% 2/1/16	253,000	256,795
*	Geo Group 6.625% 2/15/21	83,000	83,000
*	Harrah’s Operating
	10.00% 12/15/18	692,000	525,054
	Kansas City Southern de Mexico
	6.125% 6/15/21	85,000	89,250
	8.00% 2/1/18	191,000	213,920
	Kansas City Southern Railway
	13.00% 12/15/13	19,000	21,731
*	Marina District Finance
	9.875% 8/15/18	98,000	97,265
	MGM Resorts International
	11.375% 3/1/18	834,000	911,144
	M/I Homes 8.625% 11/15/18	453,000	409,965
	Peninsula Gaming
	10.75% 8/15/17	150,000	155,250
	PHH 9.25% 3/1/16	230,000	238,050
*	Pinnacle Entertainment
	8.75% 5/15/20	287,000	291,305
	RSC Equipment Rental lll
	8.25% 2/1/21	217,000	221,340
	10.25% 11/15/19	61,000	67,100
#	Seven Seas Cruises 144A
	9.125% 5/15/19	410,000	420,250
	Standard Pacific 10.75% 9/15/16	120,000	124,800
*	Swift Services Holdings
	10.00% 11/15/18	95,000	98,800
*#	Swift Transportation 144A
	12.50% 5/15/17	183,000	178,883
#	United Air Lines 144A
	12.00% 11/1/13	351,000	371,183
			6,438,338
Technology & Electronics – 6.76%
	Advanced Micro Devices
	7.75% 8/1/20	425,000	433,500
	Aspect Software
	10.625% 5/15/17	268,000	272,020
	Avaya
	9.75% 11/1/15	50,000	44,500
	#144A 7.00% 4/1/19	295,000	284,675
	PIK 10.125% 11/1/15	190,000	169,575
	CDW 12.535% 10/12/17	275,000	265,375
*	First Data 11.25% 3/31/16	667,000	596,965
	GXS Worldwide 9.75% 6/15/15	299,000	279,565
#	iGate 144A 9.00% 5/1/16	280,000	280,000
	MagnaChip Semiconductor
	10.50% 4/15/18	194,000	199,335
#	MedAssets 144A
	8.00% 11/15/18	149,000	146,765

2011 Annual report • Delaware Pooled Trust

		Principal	Value
		Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Technology & Electronics (continued)
#	Seagate HDD Cayman 144A
	7.75% 12/15/18	$312,000	$327,600
#	Telcordia Technologies 144A
	11.00% 5/1/18	486,000	607,500
			3,907,375
Telecommunications – 8.88%
#	Clear Channel Communications
	144A 12.00% 12/1/15	629,000	540,940
#	Columbus International 144A
	11.50% 11/20/14	110,000	114,950
*	Cricket Communications
	7.75% 10/15/20	289,000	247,818
#	Digicel Group 144A
	8.875% 1/15/15	155,000	157,713
	10.50% 4/15/18	265,000	275,600
#	EH Holding 144A
	7.625% 6/15/21	230,000	239,200
#	Integra Telecom Holdings 144A
	10.75% 4/15/16	215,000	190,275
	Intelsat Bermuda
	11.25% 2/4/17	614,000	610,929
	PIK 11.50% 2/4/17	337,432	338,276
	Level 3 Communications
	11.875% 2/1/19	140,000	152,950
*	Level 3 Financing 10.00% 2/1/18	312,000	332,280
	NII Capital 7.625% 4/1/21	139,000	143,865
	PAETEC Holding 9.875% 12/1/18	204,000	225,420
*#	Satmex Escrow 144A
	9.50% 5/15/17	140,000	144,200
	Sprint Capital 8.75% 3/15/32	284,000	237,140
	Syniverse Holdings
	9.125% 1/15/19	275,000	287,375
	Telesat Canada 12.50% 11/1/17	177,000	198,461
	West 7.875% 1/15/19	285,000	290,700
#	Wind Acquisition Finance 144A
	11.75% 7/15/17	410,000	407,950
			5,136,042
Utilities – 1.75%
#	Calpine 144A
	7.50% 2/15/21	175,000	184,625
	7.875% 1/15/23	115,000	121,900
	Elwood Energy 8.159% 7/5/26	58,296	55,090
*	GenOn Energy 9.50% 10/15/18	144,000	152,640
*	Mirant Americas 8.50% 10/1/21	350,000	344,750
•	Puget Sound Energy
	6.974% 6/1/67	155,000	154,159
			1,013,164
Total Corporate Bonds
	(cost $54,626,205)		53,084,243

«Senior Secured Loans – 1.85%
	Brock Holdings III
	10.00% 2/15/18	80,000	74,400
	Clear Channel Communication
	Tranche B 3.889% 1/29/16	365,000	287,284
	Dynegy Power 1st Lien
	9.25% 7/11/16	140,000	140,300
	PQ 6.74% 7/30/15	145,000	129,920
	Texas Competitive Electric
	Holdings 3.76% 10/10/14	585,000	437,937
Total Senior Secured Loans
	(cost $1,101,975)		1,069,841

		Number of
		Shares
Common Stock– 0.21%
†	Alliance HealthCare Service	5,166	5,734
=†∏	Avado Brands	121	0
=†	Century Communications	60,000	0
†	DIRECTV Class A	1,200	54,552
†	Flextronics International	3,700	24,291
†	GenOn Energy	59	180
†	GeoEye	450	15,107
†*	Mobile Mini	1,294	23,473
=†∏	PT Holdings	40	0
Total Common Stock
	(cost $146,177)		123,337

Preferred Stock – 1.77%
	Ally Financial
	•∏8.50%	15,000	291,000
	#144A 1.179%	700	522,091
•	GMAC Capital Trust I 8.125%	10,000	209,600
=†	PT Holdings	8	0
Total Preferred Stock
	(cost $1,070,535)		1,022,691

Warrant – 0.00%
∏=@†PT Holdings		8	0
Total Warrant (cost $192)			0

2011 Annual report • Delaware Pooled Trust

(continues)       89

Statements of net assets

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments – 2.34%
Repurchase Agreements – 2.34%
BNP Paribas 0.08%, dated
10/31/11, to be repurchased
on 11/1/11, repurchase price
$1,356,003 (collateralized by
U.S. government obligations
0.25%-4.625% 2/29/12-
2/15/21, market value
$1,383,120)	$1,356,000	$1,356,000
Total Short-Term Investments
(cost $1,356,000)		1,356,000

Total Value of Securities Before Securities
Lending Collateral – 97.95%
(cost $58,301,084)		56,656,112

	Number of
	Shares
Securities Lending Collateral** – 11.33%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	16,974	16,443
Delaware Investments
Collateral Fund No.1	6,534,386	6,534,386
@† Mellon GSL Reinvestment Trust II	31,196	0
Securities Lending Collateral
(cost $6,582,556)		6,550,829

Total Value of Securities – 109.28%
(cost $64,883,640)		63,206,941 ©
Obligation to Return Securities
Lending Collateral** – (11.38%)		(6,582,556)
Receivables and Other Assets
Net of Other Liabilities – 2.10%		1,215,890
Net Assets Applicable to 7,384,297
Shares Outstanding; Equivalent to
$7.83 Per Share – 100.00%		$57,840,275

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$58,905,296
Undistributed net investment income		3,521,603
Accumulated net realized loss on investments		(2,909,925)
Net unrealized depreciation of investments		(1,676,699)
Total net assets		$57,840,275

*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $22,114,719, which represented 38.23% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $5,451, which represented 0.01% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $5,451, which represented 0.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.
†	Non income producing security.
∏	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At October 31, 2011, the aggregate amount of restricted securities was $291,000, which represented 0.50% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

Investment	Date of Acquisition	Cost	Value
Ally Financial 8.50%	3/22/11	$374,400	$291,000
Avado Brands	4/2/02	13,605	0
PT Holdings warrants	8/27/07	192	0
PT Holdings
common stock	9/12/07	24,960	0
Total		$413,157	$291,000

**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $5,922,424 of securities loaned.

PIK – Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio
October 31, 2011

	Principal		Value
	Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.26%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	USD	134,798	$142,155
Total Agency Asset-Backed Securities
(cost $133,708)			142,155

Agency Collateralized Mortgage Obligations – 2.91%
Fannie Mae Grantor Trust
Series 2001-T8 A2
9.50% 7/25/41		10,819	12,854
Fannie Mae REMICs
Series 2002-90 A1
6.50% 6/25/42		20,447	23,893
Series 2002-90 A2
6.50% 11/25/42		49,945	56,914
Series 2003-122 AJ
4.50% 2/25/28		47,498	48,699
Fannie Mae Whole Loan
Series 2004-W11 1A2
6.50% 5/25/44		42,679	48,887
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24		124,878	142,297
Series 2326 ZQ
6.50% 6/15/31		114,177	131,399
Series 2662 MA
4.50% 10/15/31		25,579	25,969
Series 3022 MB
5.00% 12/15/28		92,321	93,297
Series 3123 HT
5.00% 3/15/26		270,000	301,925
Series 3131 MC
5.50% 4/15/33		335,000	360,711
Series 3656 PM
5.00% 4/15/40		125,000	139,359
GNMA Series 2010-113 KE
4.50% 9/20/40		125,000	136,835
NCUA Guaranteed Notes
Series 2010-C1 A2
2.90% 10/29/20		40,000	41,751
Total Agency Collateralized Mortgage
Obligations (cost $1,428,360)			1,564,790

Agency Mortgage-Backed Securities – 13.30%
Fannie Mae 6.50% 8/1/17		23,348	25,590
• Fannie Mae ARM
2.339% 8/1/34		66,381	69,824
2.531% 4/1/36		62,210	65,411
4.892% 3/1/38		122,540	130,489
Fannie Mae Relocation 30 yr
5.00% 11/1/33		15,271	16,290
5.00% 11/1/34		41,363	44,123
5.00% 10/1/35		68,533	73,105
5.00% 1/1/36		116,033	123,774
Pool 763656 5.00% 1/1/34		15,722	16,771
Pool 763742 5.00% 1/1/34		7,413	7,908
Fannie Mae S.F. 15 yr
4.00% 7/1/25		112,497	118,289
4.00% 8/1/25		153,479	161,382
4.00% 11/1/25		169,667	179,994
4.50% 1/1/20		21,809	23,375
5.00% 7/1/14		2,152	2,311
5.00% 12/1/16		3,234	3,489
5.00% 5/1/20		28,062	30,335
5.00% 7/1/20		7,595	8,201
5.00% 5/1/21		6,194	6,692
5.50% 5/1/20		715	778
5.50% 6/1/23		177,646	192,707
6.00% 8/1/22		97,251	105,783
Fannie Mae S.F. 15 yr TBA
3.50% 11/1/26		1,355,000	1,407,717
Fannie Mae S.F. 20 yr
5.50% 8/1/28		254,289	275,863
Fannie Mae S.F. 30 yr
5.00% 3/1/34		16,888	18,226
5.00% 5/1/35		27,425	29,572
5.00% 6/1/35		46,198	50,150
5.00% 7/1/35		41,508	44,758
5.00% 12/1/37		40,049	43,141
5.00% 2/1/38		31,229	33,639
7.00% 12/1/33		20,281	23,374
7.00% 5/1/35		3,894	4,466
7.00% 6/1/35		6,253	7,171
7.00% 12/1/37		71,237	81,723
7.50% 6/1/31		2,613	3,056
7.50% 6/1/34		29,871	34,879
Pool 808130 5.00% 3/1/35		7,381	7,959
Pool 814334 5.00% 3/1/35		36,828	39,721
Fannie Mae S.F. 30 yr TBA
3.50% 11/1/41		460,000	466,253
4.00% 11/1/41		730,000	758,744
5.50% 11/1/41		900,000	976,219
6.00% 11/1/41		1,000,000	1,095,781
• Freddie Mac ARM
2.783% 4/1/34		5,559	5,861
Freddie Mac Relocation 30 yr
5.00% 9/1/33		11,114	11,839
Freddie Mac S.F. 30 yr
7.00% 11/1/33		2,709	3,129
GNMA I S.F. 30 yr
7.00% 12/15/34		289,636	331,662
7.50% 1/15/30		1,452	1,707
7.50% 12/15/31		652	765
7.50% 2/15/32		620	728
Total Agency Mortgage-Backed
Securities (cost $7,025,385)			7,164,724

2011 Annual report • Delaware Pooled Trust

(continues)       91

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Commercial Mortgage-Backed Securities – 5.59%
#	American Tower Trust
	Series 2007-1A AFX 144A
	5.42% 4/15/37	USD	95,000	$101,321
•	Bank of America Merrill
	Lynch Commercial
	Mortgage Securities
	Series 2005-1 A5
	5.163% 11/10/42		55,000	60,676
•	Bear Stearns Commercial
	Mortgage Securities
	Series 2005-T20 A4A
	5.147% 10/12/42		30,000	33,505
	Series 2006-PW12 A4
	5.72% 9/11/38		45,000	50,498
#	CFCRE Commercial Mortgage
	Trust Series 2011-C1 A2
	144A 3.759% 4/15/44		100,000	102,088
w	Commercial Mortgage Pass
	Through Certificates
	• Series 2005-C6 A5A
	5.116% 6/10/44		160,000	174,969
	Series 2006-C7 A2
	5.69% 6/10/46		21,745	21,730
•	Credit Suisse Mortgage
	Capital Certificates
	Series 2006-C1 AAB
	5.42% 2/15/39		145,214	152,771
	Goldman Sachs Mortgage
	Securities II
	*• Series 2004-GG2 A6
	5.396% 8/10/38		175,000	187,787
	Series 2005-GG4 A4
	4.761% 7/10/39		250,000	266,594
	Series 2005-GG4 A4A
	4.751% 7/10/39		140,000	149,674
	• Series 2006-GG6 A4
	5.553% 4/10/38		155,000	167,132
	# Series 2010-C1 A2 144A
	4.592% 8/10/43		100,000	106,350
	•# Series 2010-C1 C 144A
	5.635% 8/10/43		100,000	84,425
•	Greenwich Capital
	Commercial Funding
	Series 2005-GG5 A5
	5.224% 4/10/37		200,000	213,660
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP4 A4
	4.918% 10/15/42		65,000	70,889
	Series 2005-LDP5 A4
	5.205% 12/15/44		55,000	61,438
	Lehman Brothers-UBS
	Commercial Mortgage Trust
	Series 2004-C1 A4
	4.568% 1/15/31		95,000	100,502
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.641% 6/11/42		335,000	380,306
•#	Morgan Stanley Dean Witter
	Capital I Series 2001-TOP1 E
	144A 7.44% 2/15/33		100,000	99,512
•#	Nationslink Funding
	Series 1998-2 F 144A
	7.105% 8/20/30		24,622	25,876
#	OBP Depositor Trust
	Series 2010-OBP A 144A
	4.646% 7/15/45		100,000	106,656
#	Timberstar Trust
	Series 2006-1A A 144A
	5.668% 10/15/36		205,000	228,447
#	WF-RBS Commercial Mortgage
	Trust Series 2011-C3 A4 144A
	4.375% 3/15/44		65,000	65,667
Total Commercial Mortgage-Backed
	Securities (cost $2,724,632)			3,012,473

Convertible Bonds – 0.51%
ϕ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		120,000	113,550
	Linear Technology 3.00%
	exercise price $44.11,
	expiration date 5/1/27		125,000	131,406
	Transocean 1.50%
	exercise price $164.19
	expiration date 12/15/37		30,000	30,075
Total Convertible Bonds
	(cost $248,516)			275,031

Corporate Bonds – 42.92%
Banking – 6.81%
	Abbey National Treasury
	Services 4.00% 4/27/16		60,000	57,303
	BB&T 5.25% 11/1/19		322,000	348,851
•	Bear Stearns 5.248% 12/7/12	AUD	110,000	114,719
	Capital One Financial
	4.75% 7/15/21	USD	110,000	115,669
	City National 5.25% 9/15/20		80,000	81,701
@#	CoBank 144A
	7.875% 4/16/18		250,000	300,905
#	Export-Import Bank of Korea
	144A 5.25% 2/10/14		320,000	337,901
	Fifth Third Bancorp
	3.625% 1/25/16		165,000	169,358
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		50,000	49,125
	JPMorgan Chase
	4.35% 8/15/21		170,000	170,393

2011 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
	JPMorgan Chase Capital XXV
	6.80% 10/1/37	USD	120,000	$120,213
	KeyBank 5.45% 3/3/16		250,000	268,551
	Korea Development Bank
	8.00% 1/23/14		100,000	111,631
	PNC Bank 6.875% 4/1/18		250,000	285,425
	PNC Funding
	5.125% 2/8/20		115,000	127,347
	5.25% 11/15/15		135,000	146,697
	SunTrust Banks 3.50% 1/20/17		175,000	176,377
•	SunTrust Capital VIII
	6.10% 12/15/36		55,000	54,347
	US Bancorp 4.125% 5/24/21		50,000	55,168
•	USB Capital IX 3.50% 10/29/49		365,000	265,950
	Wachovia
	•0.773% 10/15/16		50,000	43,652
	5.25% 8/1/14		55,000	58,696
	5.625% 10/15/16		150,000	163,408
	Zions Bancorporation
	7.75% 9/23/14		40,000	42,584
				3,665,971
Basic Industry – 4.26%
*	AK Steel 7.625% 5/15/20		120,000	112,800
	Alcoa 6.75% 7/15/18		160,000	173,863
	ArcelorMittal 9.85% 6/1/19		305,000	362,335
	Barrick North America Finance
	4.40% 5/30/21		30,000	32,587
#	Codelco 144A 3.75% 11/4/20		572,000	577,251
	Dow Chemical
	4.25% 11/15/20		32,000	33,030
	8.55% 5/15/19		184,000	239,382
	Georgia-Pacific
	8.00% 1/15/24		105,000	138,618
	#144A 5.40% 11/1/20		55,000	61,429
	Hexion Finance 8.875% 2/1/18		85,000	84,363
	International Paper
	9.375% 5/15/19		80,000	102,732
#	Kinross Gold 144A
	5.125% 9/1/21		65,000	62,922
	Mosaic
	3.75% 11/15/21		160,000	164,037
	4.875% 11/15/41		35,000	35,944
	Novelis 8.75% 12/15/20		65,000	71,175
	Teck Resources 9.75% 5/15/14		34,000	40,522
				2,292,990
Brokerage – 0.64%
	Jefferies Group
	6.25% 1/15/36		10,000	8,626
	6.45% 6/8/27		160,000	150,904
	Lazard Group 6.85% 6/15/17		174,000	187,597
				347,127
Capital Goods – 1.11%
*	Ball 5.75% 5/15/21		250,000	259,375
*•#	Cemex SAB 144A
	5.369% 9/30/15		150,000	112,500
#	Meccanica Holdings USA 144A
	6.25% 7/15/19		100,000	95,295
	Republic Services
	4.75% 5/15/23		40,000	43,914
	5.70% 5/15/41		5,000	5,878
	Waste Management
	2.60% 9/1/16		80,000	81,328
				598,290
Communications – 5.15%
	America Movil 5.00% 3/30/20		105,000	117,959
	American Tower
	5.90% 11/1/21		85,000	94,125
	CenturyLink 6.45% 6/15/21		55,000	55,190
#	Clearwire Communications
	144A 12.00% 12/1/15		105,000	90,300
*	Cricket Communications
	7.75% 10/15/20		75,000	64,313
#	Crown Castle Towers 144A
	4.883% 8/15/20		250,000	256,018
	DIRECTV Holdings
	5.00% 3/1/21		140,000	153,545
	DISH DBS 7.875% 9/1/19		110,000	121,275
	France Telecom
	4.125% 9/14/21		90,000	92,908
	Intelsat Bermuda
	11.25% 2/4/17		260,000	258,700
	Qwest
	6.75% 12/1/21		50,000	53,250
	8.375% 5/1/16		170,000	195,075
	Sprint Nextel
	6.00% 12/1/16		55,000	48,125
	8.375% 8/15/17		65,000	60,125
	Telecom Italia Capital
	5.25% 10/1/15		190,000	185,183
	Telefonica Emisiones
	5.462% 2/16/21		50,000	50,767
	6.421% 6/20/16		50,000	53,572
	Time Warner Cable
	8.25% 4/1/19		100,000	127,537
#	UPCB Finance III 144A
	6.625% 7/1/20		150,000	150,000
	Verizon Communications
	3.50% 11/1/21		75,000	75,822
	Virgin Media Secured Finance
	6.50% 1/15/18		300,000	324,750
#	Vivendi 144A 6.625% 4/4/18		125,000	144,174
				2,772,713
Consumer Cyclical – 2.24%
	CVS Caremark 5.75% 5/15/41		110,000	127,638
	Darden Restaurants
	4.50% 10/15/21		30,000	30,972

2011 Annual report • Delaware Pooled Trust

(continues)       93

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
	Ford Motor Credit
	12.00% 5/15/15	USD	100,000	$126,262
*	Goodyear Tire & Rubber
	8.25% 8/15/20		95,000	102,125
	Hanesbrands 6.375% 12/15/20		70,000	71,050
	Historic TW 6.875% 6/15/18		120,000	143,261
*	Macy’s Retail Holdings
	5.90% 12/1/16		82,000	91,748
	MGM Resorts International
	11.125% 11/15/17		120,000	136,800
	11.375% 3/1/18		60,000	65,550
	13.00% 11/15/13		15,000	17,363
	Time Warner 5.375% 10/15/41		85,000	89,975
	Western Union 3.65% 8/22/18		105,000	104,558
	Wyndham Worldwide
	5.625% 3/1/21		35,000	35,955
	5.75% 2/1/18		60,000	63,039
				1,206,296
Consumer Non-Cyclical – 5.26%
	Amgen 3.45% 10/1/20		140,000	145,336
	Bio-Rad Laboratories
	4.875% 12/15/20		15,000	15,690
#	Blue Merger Subordinate 144A
	7.625% 2/15/19		45,000	42,975
	Boston Scientific
	6.00% 1/15/20		50,000	55,928
	CareFusion 6.375% 8/1/19		255,000	301,305
	Celgene
	2.45% 10/15/15		30,000	30,322
	3.95% 10/15/20		95,000	96,071
	Coca-Cola Enterprises
	3.50% 9/15/20		200,000	205,373
	Covidien International Finance
	4.20% 6/15/20		160,000	175,498
	DENTSPLY International
	4.125% 8/15/21		105,000	108,899
	Express Scripts 3.125% 5/15/16		10,000	10,238
	Hospira 6.40% 5/15/15		230,000	256,316
	Medco Health Solutions
	4.125% 9/15/20		55,000	55,712
	7.125% 3/15/18		70,000	83,485
#	Mylan 144A 6.00% 11/15/18		120,000	126,600
	PerkinElmer 5.00% 11/15/21		45,000	46,405
#	Pernod-Ricard 144A
	4.45% 1/15/22		150,000	154,726
	Quest Diagnostics
	4.70% 4/1/21		90,000	96,503
	4.75% 1/30/20		15,000	16,165
	Sara Lee 4.10% 9/15/20		37,000	37,272
	Smucker (J.M.) 3.50% 10/15/21		145,000	147,318
	Teva Pharmaceutical Finance III
	1.70% 3/21/14		15,000	15,099
	Thermo Fisher Scientific
	3.60% 8/15/21		55,000	57,068
#	Woolworths 144A
	3.15% 4/12/16		75,000	78,047
	4.55% 4/12/21		95,000	104,160
	Yale University 2.90% 10/15/14		160,000	170,042
	Zimmer Holdings
	4.625% 11/30/19		180,000	198,122
				2,830,675
Electric – 3.46%
	Ameren Illinois 9.75% 11/15/18		310,000	411,599
#	American Transmission Systems
	144A 5.25% 1/15/22		145,000	155,032
	Carolina Power & Light
	3.00% 9/15/21		40,000	40,512
	CenterPoint Energy
	5.95% 2/1/17		70,000	78,916
	CMS Energy
	4.25% 9/30/15		45,000	45,773
	6.25% 2/1/20		30,000	32,082
	Commonwealth Edison
	3.40% 9/1/21		40,000	40,907
	4.00% 8/1/20		20,000	21,448
	5.80% 3/15/18		40,000	47,079
	Duke Energy Carolinas
	3.90% 6/15/21		10,000	10,939
	Florida Power
	3.10% 8/15/21		45,000	45,954
	5.65% 6/15/18		20,000	23,752
#	Ipalco Enterprises 144A
	5.00% 5/1/18		35,000	35,613
	LG&E and KU Energy
	3.75% 11/15/20		40,000	39,697
	#144A 4.375% 10/1/21		130,000	132,883
	Pennsylvania Electric
	5.20% 4/1/20		75,000	83,066
@#	Power Receivables Finance
	144A 6.29% 1/1/12		4,647	4,651
•	PPL Capital Funding
	6.70% 3/30/67		5,000	4,830
	PPL Electric Utilities
	3.00% 9/15/21		45,000	44,618
	Public Service Oklahoma
	5.15% 12/1/19		115,000	127,395
	Puget Energy 6.00% 9/1/21		30,000	31,067
•	Puget Sound Energy
	6.974% 6/1/67		110,000	109,403
	Southern California Edison
	5.50% 8/15/18		135,000	159,658
	Wisconsin Electric Power
	2.95% 9/15/21		10,000	10,128
•	Wisconsin Energy
	6.25% 5/15/67		130,000	128,848
				1,865,850

2011 Annual report • Delaware Pooled Trust

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy – 3.70%
#	BG Energy Capital 144A
	4.00% 10/15/21	USD	200,000	$206,636
	BP Capital Markets
	3.561% 11/1/21		35,000	35,563
	Chesapeake Energy
	6.125% 2/15/21		45,000	47,363
	6.625% 8/15/20		8,000	8,710
	6.875% 11/15/20		8,000	8,820
	9.50% 2/15/15		45,000	51,750
	Ecopetrol 7.625% 7/23/19		22,000	26,466
#	ENI 144A 4.15% 10/1/20		100,000	100,605
	Noble Energy 8.25% 3/1/19		120,000	158,100
	Pemex Project Funding Master
	Trust 6.625% 6/15/35		50,000	55,000
	Petrobras International Finance
	5.375% 1/27/21		135,000	143,361
	5.75% 1/20/20		30,000	32,519
	5.875% 3/1/18		20,000	21,600
	PetroHawk Energy
	7.25% 8/15/18		115,000	132,250
	Pride International
	6.875% 8/15/20		240,000	290,067
	Range Resources
	8.00% 5/15/19		110,000	123,200
	SandRidge Energy
	8.75% 1/15/20		115,000	119,313
	Transocean 6.50% 11/15/20		90,000	100,547
	Weatherford International
	9.625% 3/1/19		70,000	91,409
	Williams
	7.75% 6/15/31		30,000	37,592
	8.75% 3/15/32		30,000	40,957
#	Woodside Finance 144A
	8.125% 3/1/14		5,000	5,694
	8.75% 3/1/19		120,000	155,176
				1,992,698
Finance Companies – 2.60%
#	CDP Financial 144A
	4.40% 11/25/19		250,000	272,090
	General Electric Capital
	4.65% 10/17/21		65,000	67,091
	5.30% 2/11/21		100,000	106,622
	6.00% 8/7/19		425,000	483,633
•#	ILFC E-Capital Trust II 144A
	6.25% 12/21/65		130,000	94,900
	International Lease Finance
	6.25% 5/15/19		53,000	49,963
	8.75% 3/15/17		15,000	15,848
#	IPIC GMTN 144A 5.50% 3/1/22		200,000	199,200
	John Deere Capital
	3.15% 10/15/21		35,000	35,934
	PHH 9.25% 3/1/16		70,000	72,450
				1,397,731
Insurance – 1.26%
	American International Group
	8.25% 8/15/18		100,000	112,819
•	Chubb 6.375% 3/29/67		85,000	85,850
	Coventry Health Care
	5.45% 6/15/21		120,000	131,760
#	Highmark 144A
	4.75% 5/15/21		65,000	65,795
	6.125% 5/15/41		15,000	15,914
•	ING Groep 5.775% 12/29/49		40,000	31,900
	MetLife 6.817% 8/15/18		35,000	41,767
	Prudential Financial
	3.875% 1/14/15		60,000	62,754
	6.00% 12/1/17		115,000	131,731
@=w‡#	Twin Reefs Pass Through Trust
	144A 0.00% 12/31/49		300,000	0
				680,290
Natural Gas – 2.00%
	El Paso Pipeline Partners
	Operating 6.50% 4/1/20		55,000	61,179
*•	Enbridge Energy Partners
	8.05% 10/1/37		115,000	119,879
	Energy Transfer Partners
	9.70% 3/15/19		120,000	148,532
	Enterprise Products Operating
	•7.034% 1/15/68		135,000	139,224
	9.75% 1/31/14		60,000	70,130
	Kinder Morgan Energy Partners
	9.00% 2/1/19		105,000	134,824
*	Plains All American Pipeline
	8.75% 5/1/19		90,000	115,428
	Sempra Energy 6.15% 6/15/18		90,000	106,009
•	TransCanada PipeLines
	6.35% 5/15/67		180,000	183,663
				1,078,868
Real Estate – 1.62%
	Brandywine Operating
	Partnership 4.95% 4/15/18		65,000	63,130
	Developers Diversified Realty
	7.875% 9/1/20		160,000	173,461
	9.625% 3/15/16		105,000	121,445
	Digital Realty Trust
	5.25% 3/15/21		90,000	88,042
	5.875% 2/1/20		50,000	51,727
	Health Care REIT
	5.25% 1/15/22		95,000	91,011
	Host Hotels & Resorts
	6.00% 11/1/20		45,000	46,575
	#144A 5.875% 6/15/19		40,000	40,700
	Regency Centers
	5.875% 6/15/17		93,000	102,254
#	WEA Finance 144A
	4.625% 5/10/21		95,000	94,242
				872,587
2011 Annual report • Delaware Pooled Trust

(continues)       95

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Technology – 1.35%
	GXS Worldwide 9.75% 6/15/15	USD	120,000	$112,200
	Hewlett-Packard
	*4.30% 6/1/21		55,000	57,414
	4.375% 9/15/21		90,000	94,600
	National Semiconductor
	6.60% 6/15/17		140,000	170,433
#	Seagate Technology
	International 144A
	10.00% 5/1/14		63,000	71,978
	Symantec 4.20% 9/15/20		10,000	10,036
	Xerox
	4.50% 5/15/21		85,000	88,683
	6.35% 5/15/18		105,000	120,034
				725,378
Transportation – 1.46%
#	Brambles USA 144A
	3.95% 4/1/15		65,000	67,809
	5.35% 4/1/20		115,000	124,277
	Burlington Northern Santa Fe
	3.45% 9/15/21		15,000	15,308
	5.65% 5/1/17		55,000	63,340
	CSX
	4.25% 6/1/21		10,000	10,732
	4.75% 5/30/42		150,000	154,033
	5.50% 4/15/41		25,000	28,582
#	ERAC USA Finance 144A
	5.25% 10/1/20		215,000	232,458
	Ryder System 3.50% 6/1/17		85,000	87,896
				784,435
Total Corporate Bonds
	(cost $22,631,263)			23,111,899

Non-Agency Asset-Backed Securities – 2.70%
•	Ally Master Owner Trust
	Series 2011-1 A1
	1.113% 1/15/16		100,000	100,334
•	American Express Credit
	Account Master Trust
	Series 2010-1 B
	0.843% 11/16/15		100,000	100,001
#	Avis Budget Rental Car Funding
	Series 2011-2A A 144A
	2.37% 11/20/14		100,000	100,692
#	Cabela’s Master Credit Card Trust
	Series 2010-2A A1 144A
	2.29% 9/17/18		100,000	103,130
	Capital One Multi-Asset
	Execution Trust
	•Series 2007-A1 A1
	0.293% 11/15/19		100,000	97,375
	Series 2007-A7 A7
	5.75% 7/15/20		100,000	117,494
#	CIT Equipment Collateral
	Series 2009-VT1 A3 144A
	3.07% 8/15/16		8,305	8,318
	Series 2010-VT1A A3 144A
	2.41% 5/15/13		80,616	80,871
	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A5
	5.948% 11/25/36		300,000	223,959
#	Ford Auto Securitization Trust
	Series 2011-R1A A3 144A
	3.02% 2/15/16	CAD	100,000	102,180
#	Great America
	Leasing Receivables
	Series 2011-1 A3 144A
	1.69% 2/15/14	USD	75,000	75,406
	Harley-Davidson Motorcycle Trust
	Series 2009-4 A3
	1.87% 2/17/14		54,297	54,469
	John Deere Owner Trust
	Series 2010-A A4
	2.13% 10/17/16		90,000	91,992
	Series 2011-A A4
	1.96% 4/16/18		70,000	71,813
•	Merrill Auto Trust Securitization
	Series 2007-1 A4
	0.303% 12/15/13		10,141	10,140
	Mid-State Trust Series 11 A1
	4.864% 7/15/38		13,767	13,808
#	Sonic Capital Series 2011-1A
	A2 144A 5.438% 5/20/41		98,750	100,478
Total Non-Agency Asset-Backed
	Securities (cost $1,485,343)			1,452,460

Non-Agency Collateralized Mortgage Obligations – 0.49%
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		2,110	2,111
•w	Countrywide Home Loan
	Mortgage Pass Through Trust
	Series 2006-HYB1 3A1
	2.77% 3/20/36		138,596	74,813
	First Horizon Asset Securities
	Series 2006-3 1A11
	6.25% 11/25/36		4,588	4,573
•#	GSMPS Mortgage Loan Trust
	Series 1999-2 A 144A
	7.647% 9/19/27		39,087	39,933
	Lehman Mortgage Trust
	Series 2005-2 2A3
	5.50% 12/25/35		29,108	28,846
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A
	5.006% 7/25/35		62,093	62,422

2011 Annual report • Delaware Pooled Trust

	Principal		Value
	Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed
Securities Trust Series 2006-
4 1A8 5.75% 4/25/36	USD	52,724	$52,157
Total Non-Agency Collateralized
Mortgage Obligations
(cost $305,721)			264,855

Regional Bonds – 2.59%Δ
Australia – 1.89%
New South Wales Treasury
6.00% 4/1/19	AUD	484,000	548,117
Queensland Treasury
6.25% 6/14/19	AUD	408,000	466,414
			1,014,531
Canada – 0.70%
New Brunswick Province
2.75% 6/15/18	USD	90,000	92,891
Ontario Province
2.30% 5/10/16		130,000	133,179
3.00% 7/16/18		135,000	139,942
Quebec Province
4.25% 12/1/21	CAD	11,000	11,883
			377,895
Total Regional Bonds
(cost $1,352,139)			1,392,426

«Senior Secured Loans – 3.68%
Alliance HealthCare Services
7.25% 6/1/16	USD	46,758	42,333
@ API Technologies Tranche B
7.75% 6/1/16		29,912	28,790
ATI Holdings 7.50% 3/12/16		112,792	108,750
BNY ConvergEx Group
8.75% 11/29/17		14,779	14,828
8.75% 12/16/17		35,221	35,339
Brickman Group Holdings
Tranche B 7.25% 10/14/16		49,625	49,666
Burlington Coat Factory
Warehouse Tranche B
6.25% 2/10/17		49,499	48,571
Charter Communications
Operating Tranche B
7.25% 3/6/14		6,639	6,661
Chester Downs & Marina
12.375% 12/31/16		72,250	72,762
Chrysler Group 6.00% 4/28/17		95,675	90,174
CityCenter Holdings
7.50% 1/10/15		40,000	39,970
Clear Channel Communications
3.639% 7/30/14		40,000	35,400
Consolidated Container
5.75% 9/28/14		30,000	24,956
Delos Aircraft Tranche 2
7.00% 3/17/16		55,000	55,573
First Data Tranche B2
2.995% 9/24/14		195,087	181,160
Frac Tech International Tranche B
6.25% 4/19/16		153,747	153,170
Goodman Global Tranche B
5.75% 10/28/16		41,542	41,600
Grifols Tranche B 6.00% 6/4/16		49,875	50,114
Harrahs Operating Tranche B1
3.418% 1/28/15		60,000	52,963
Houghton International Tranche B
6.75% 1/11/16		49,536	49,536
International Lease Finance
Tranche 1 6.75% 3/17/15		75,000	75,516
Level 3 Financing Tranche B
11.50% 3/13/14		135,000	140,963
MGM MIRAGE Tranche E
7.00% 2/21/14		60,000	58,641
Multiplan 4.75% 8/26/17		29,763	28,803
Nuveen Investment
5.863% 5/13/17		100,000	96,350
2nd Lien 12.50% 7/9/15		65,000	67,519
OSI Restaurant
2.563% 6/13/14		67,724	64,902
2.593% 6/14/13		6,627	6,351
PQ 6.74% 7/30/15		50,000	44,800
Reynolds Group Holdings
6.50% 7/7/18		10,000	9,983
Toys R Us Delaware Tranche B
6.00% 9/1/16		49,500	48,912
Univision Communications
4.489% 3/29/17		68,725	62,687
Visant 5.25% 12/31/16		99,250	94,474
Total Senior Secured Loans
(cost $1,986,340)			1,982,217

Sovereign Bonds – 4.57%Δ
Austria – 0.05%
Austria Government
3.20% 2/20/17	EUR	20,000	29,125
			29,125
Brazil – 0.16%
Republic of Brazil
8.875% 10/14/19	USD	60,000	83,490
			83,490
Canada – 0.92%
Canadian Government
3.25% 6/1/21	CAD	214,000	231,504
3.75% 6/1/19	CAD	124,000	139,089
4.00% 6/1/17	CAD	73,000	82,173
4.00% 6/1/41	CAD	34,000	40,913
			493,679
Chile – 0.20%
Chile Government International
5.50% 8/5/20	CLP	50,000,000	108,047
			108,047

2011 Annual report • Delaware Pooled Trust

(continues)       97

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal		Value
	Amount°		(U.S. $)
Sovereign Bonds (continued)
Finland – 0.01%
Finland Government
3.50% 4/15/21	EUR	5,000	$7,501
			7,501
Indonesia – 0.33%
Indonesia Treasury Bond
8.25% 7/15/21	IDR	538,000,000	69,414
10.50% 8/15/30	IDR	160,000,000	24,276
11.00% 11/15/20	IDR	572,000,000	85,326
			179,016
Mexico – 0.52%
Mexican Bonos
7.50% 6/3/27	MXN	1,930,600	154,208
8.50% 5/31/29	MXN	1,465,600	125,794
			280,002
Norway – 1.08%
Norway Government
4.25% 5/19/17	NOK	189,000	37,316
4.50% 5/22/19	NOK	1,249,000	253,793
5.00% 5/15/15	NOK	1,460,000	288,425
			579,534
Philippines – 0.24%
Republic of Philippines
9.50% 10/21/24	USD	90,000	129,938
			129,938
Poland – 0.17%
Poland Government
5.25% 10/25/17	PLN	82,000	25,812
Poland Government
International
5.00% 3/23/22	USD	41,000	40,539
5.125% 4/21/21		24,000	24,540
			90,891
Russia – 0.09%
Russian-Eurobond
7.50% 3/31/30		41,750	49,578
			49,578
South Africa – 0.49%
South Africa Government
7.25% 1/15/20	ZAR	555,000	67,021
8.00% 12/21/18	ZAR	1,162,000	149,843
South Africa Government
International 6.50% 6/2/14	USD	40,000	44,348
			261,212
Sweden – 0.27%
Swedish Government
3.00% 7/12/16	SEK	490,000	80,088
5.00% 12/1/20	SEK	335,000	64,562
			144,650
Turkey – 0.04%
Republic of Turkey
7.375% 2/5/25	USD	20,000	23,850
			23,850
Total Sovereign Bonds
(cost $2,383,267)			2,460,513

Supranational Banks – 0.67%
Inter-American Development
Bank 3.875% 10/28/41		40,000	40,213
International Bank for
Reconstruction &
Development
3.375% 4/30/15	NOK	250,000	46,211
7.50% 7/30/14	NZD	309,000	275,538
Total Supranational Banks
(cost $316,625)			361,962

U.S. Treasury Obligations – 13.08%
U.S. Treasury Bonds
3.50% 2/15/39	USD	135,000	142,805
∞4.375% 5/15/41		1,105,000	1,356,560
U.S. Treasury Notes
1.00% 10/31/16		3,540,000	3,538,888
*1.375% 9/30/18		40,000	39,431
*2.125% 8/15/21		1,975,000	1,966,677
Total U.S. Treasury Obligations
(cost $7,095,916)			7,044,361

	Number of
		Shares
Preferred Stock – 0.30%
Alabama Power 5.625%		1,855	46,839
•	PNC Financial Services Group 8.25%	110,000	112,239
Total Preferred Stocks
(cost $153,583)			159,078

		Principal
		Amount
Short Term Investment – 12.97%
Repurchase Agreement – 12.97%
BNP Paribas 0.08%, dated
10/31/11, to be repurchased
on 11/1/11, repurchase price
$6,986,016 (collateralized
by U.S. government
obligations 0.25%-4.625%
2/29/12-2/15/21, market
value $7,125,720)
Total Short Term investment
(cost $6,986,000)	USD	6,986,000	6,986,000
			6,986,000

Total Value of Securities Before Securities
Lending Collateral – 106.54%
(cost $56,256,798)			57,374,944

2011 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 2.03%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	26,052	$25,237
Delaware Investments
Collateral Fund No.1	1,067,572	1,067,572
@† Mellon GSL Reinvestment Trust II	49,094	0
Total Securities Lending Collateral
(cost $1,142,718)		1,092,809

Total Value of Securities – 108.57%
(cost $57,399,516)		58,467,753	©
Obligation to Return Securities
Lending Collateral** – (2.12%)		(1,142,718)
Other Liabilities Net of Receivables and
Other Assets – (6.45%)		(3,473,977	)z
Net Assets Applicable to 5,357,333
Shares Outstanding; Equivalent to
$10.05 Per Share – 100.00%		$53,851,058

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$54,532,154
Undistributed net investment income		1,490,239
Accumulated net realized loss on investments		(3,208,935)
Net unrealized appreciation of investments and
foreign currencies		1,037,600
Total net assets		$53,851,058

°	Principal amount is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
w

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $6,364,628 which represented 11.82% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

*	Fully or partially on loan.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at October 31, 2011.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $334,346 which represented 0.62% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

‡	Non income producing security. Security is currently in default.
Δ	Securities have been classified by country of origin.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at October 31, 2011.

∞	Fully or partially pledged as collateral for futures contracts.
†	Non income producing security.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
©	Includes $3,266,065 of securities loaned.
z	Of this amount, $6,691,820 represents payable for securities purchased as of October 31, 2011.

2011 Annual report • Delaware Pooled Trust

(continues)       99

Statements of net assets

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The following foreign currency exchange contracts, futures contracts and swap contract were outstanding at October 31, 2011:[1]

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	AUD	(245,494)	USD	261,429	12/9/11	$3,791
BAML	CAD	(310,953)	USD	311,926	12/9/11	534
BAML	CLP	(25,307,500)	USD	50,000	12/9/11	(1,782)
BAML	EUR	(335,374)	USD	474,448	12/9/11	10,402
BAML	IDR	(767,350,000)	USD	86,462	12/9/11	149
BAML	JPY	7,763,900	USD	(102,547)	12/9/11	(3,164)
BAML	MXN	(922,396)	USD	70,008	12/9/11	1,126
BAML	NOK	(994,212)	USD	182,910	12/9/11	4,633
BAML	PLN	(188,706)	USD	61,322	12/9/11	2,265
BAML	ZAR	(313,000)	USD	40,356	11/2/11	934
BAML	ZAR	(1,696,884)	USD	217,572	12/9/11	5,042
BCLY	EUR	(74,336)	USD	105,175	12/9/11	2,319
CITI	EUR	(142,587)	USD	201,779	12/9/11	4,487
CITI	NOK	(283,510)	USD	52,204	12/9/11	1,367
GSC	AUD	(129,036)	USD	137,173	12/9/11	1,754
GSC	GBP	(26,398)	USD	42,498	12/9/11	71
HSBC	AUD	(443,937)	USD	472,971	12/9/11	7,074
HSBC	EUR	81	USD	(115)	12/9/11	(3)
HSBC	NOK	(319,286)	USD	58,798	12/9/11	1,545
JPMC	EUR	(46,836)	USD	66,294	12/9/11	1,489
JPMC	NOK	(453,396)	USD	83,489	12/9/11	2,188
MNB	EUR	(7,200)	USD	10,195	11/1/11	229
MSC	AUD	(102,713)	USD	109,430	12/9/11	1,637
MSC	EUR	(216,906)	USD	306,819	12/9/11	6,695
MSC	GBP	(52,266)	USD	84,116	12/9/11	112
MSC	KRW	371,911,000	USD	(335,751)	12/9/11	(2,364)
MSC	NOK	(387,527)	USD	71,296	12/9/11	1,807
						$54,337

Futures Contracts

					Unrealized
Contract		Notional	Notional	Expiration	Appreciation
to Buy		Cost	Value	Date	(Depreciation)
4	Euro-Bund	$745,588	$767,302	12/8/11	$21,714
3	U.S. Treasury
	10 yr Notes	382,884	387,188	12/20/11	4,304
21	U.S. Treasury
	Long Bond	2,888,586	2,919,656	11/25/11	31,070
4	U.S. Ultra Bond	583,136	609,500	12/20/11	26,364
		$4,600,194			$83,452

Swap Contracts
CDS Contracts

Counterparty	Swap & Referenced Obligation	Notional Value		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BAML	CDX.NA.HY.17	USD	1,050,000	5.00%	12/20/16	$(39,754)
BAML	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	750,000	5.00%	12/20/16	(42,772)
BAML	Kingdom of Spain
	5 yr CDS	USD	147,000	1.00%	12/20/15	(245)
BCLY	ITRAXX Europe
	Subordinate
	Financials 16.1
	5 yr CDS	EUR	325,000	5.00%	12/20/16	(16,314)
	Kingdom of Spain
BCLY	5 yr CDS	USD	151,000	1.00%	3/20/15	8,953
BCLY	5 yr CDS		70,000	1.00%	3/21/16	115
BCLY	Republic of France
	5 yr CDS		90,000	0.25%	9/20/16	(872)
GSC	CDX.NA.HY.17		130,000	5.00%	12/20/16	(4,922)
GSC	Republic of France
	5 yr CDS		39,000	0.25%	9/20/16	(303)
JPMC	CDX.NA.HY.17		1,250,000	5.00%	12/20/16	(50,664)
JPMC	ITRAXX Europe
	Crossover 16.1
	5 yr CDS	EUR	270,000	5.00%	12/20/16	(13,315)
JPMC	MeadWestvaco
	5 yr CDS	USD	65,000	1.00%	12/20/16	(1,447)
JPMC	Portuguese Republic
	5 yr CDS		85,000	1.00%	6/20/15	22,395
JPMC	Republic of France
	5 yr CDS		65,000	0.25%	9/20/16	(613)
MSC	CDX.NA.HY.17		100,000	5.00%	12/20/16	(4,160)
MSC	Citigroup 5 yr CDS		85,000	1.00%	12/20/16	(355)
MSC	Japan 5 yr CDS		80,000	1.00%	9/20/16	(652)
MSC	Kingdom of Belgium
	5 yr CDS		63,000	1.00%	12/20/16	(828)
MSC	Kingdom of Spain
	5 yr CDS		130,000	1.00%	6/20/16	2,522
MSC	People’s Republic of
	China 5 yr CDS		250,000	1.00%	12/20/16	(9,138)
	Republic of France
MSC	5 yr CDS		100,000	0.25%	9/20/16	(742)
MSC	5 yr CDS		55,000	0.25%	12/20/16	(683)
MSC	Republic of Italy
	5 yr CDS		80,000	1.00%	9/20/16	2,852
MSC	State of Israel
	5 yr CDS		80,000	1.00%	9/20/16	(1,106)
						$(152,048)

2011 Annual report • Delaware Pooled Trust

Counterparty	Swap & Referenced Obligation	Notional Value		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating:
JPMC	Georgia Pacific
	5 yr CDS/Baa	USD	65,000	1.00%	12/20/16	$1,429
JPMC	Tyson Foods CDS/Ba		70,000	1.00%	3/20/16	1,289
MSC	General Electric
	Capital/Aa		85,000	1.00%	12/20/16	3,026
						$5,744
Total						$(146,304)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
CAD — Canadian Dollar
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLP — Chilean Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
GNMA — Government National Mortgage Association
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HSBC — Hong Kong Shanghai Bank
HY — High Yield
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
JPY — Japanese Yen
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MNB — Mellon National Bank
MSC — Morgan Stanley Capital
MXN — Mexican Peso
NCUA — National Credit Union Administration
NOK — Norwegian Krone
NZD — New Zealand Dollar
PLN — Polish Zloty
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
SEK — Swedish Krona
S.F. — Single Family
USD — United States Dollar
TBA — To be announced
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       101

Statements of net assets

Delaware Pooled® Trust — The International Equity Portfolio
October 31, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.71%Δ
Australia – 7.22%
Amcor	1,346,254	$9,855,122
AMP	1,920,992	8,568,783
QBE Insurance Group	642,121	9,889,748
Telstra	4,299,783	13,969,070
Treasury Wine Estates	63,938	249,788
		42,532,511
Belgium – 0.00%
✗† Ageas VVPR Strip	732,357	1,014
		1,014
France – 14.59%
Carrefour	513,388	13,587,640
Compagnie de Saint-Gobain	181,929	8,411,038
France Telecom	876,721	15,767,542
† GDF Suez	162,519	225
Sanofi-Aventis	242,646	17,364,304
Societe Generale	224,285	6,423,761
Total	323,060	16,861,861
Vinci	153,472	7,528,460
		85,944,831
Germany – 5.24%
Deutsche Telekom	1,171,235	14,884,365
RWE	374,550	15,971,114
		30,855,479
Ireland – 1.33%
Experian	602,241	7,823,566
		7,823,566
Israel – 2.06%
Teva Pharmaceutical Industries ADR	297,100	12,136,535
		12,136,535
Italy – 3.92%
ENI	709,419	15,686,035
Intesa Sanpaolo	4,189,330	7,396,581
		23,082,616
Japan – 19.22%
Astellas Pharma	400,500	14,647,657
Canon	398,300	18,081,947
Hoya	146,200	3,193,998
Kao	494,800	12,980,764
Nintendo	38,200	5,763,257
Seven & I Holdings	615,973	16,437,697
Shin-Etsu Chemical	86,400	4,437,054
Takeda Pharmaceutical	335,000	15,102,267
Tokio Marine Holdings	461,652	11,007,854
Toyota Motor	266,600	8,851,328
Trend Micro	77,000	2,753,591
		113,257,414
Netherlands – 5.27%
† ING Groep CVA	896,737	7,733,264
Koninklijke Ahold	1,067,789	13,646,900
Reed Elsevier	787,540	9,674,224
		31,054,388
Singapore – 4.00%
Jardine Matheson Holdings	136,815	6,895,283
Singapore Telecommunications	3,396,602	8,584,252
United Overseas Bank	596,642	8,088,760
		23,568,295
Spain – 6.82%
Banco Santander	674,005	5,706,540
† Distribuidora Internacional
de Alimentacion	369,559	1,690,590
Iberdrola	2,012,333	14,563,906
Telefonica	857,119	18,221,087
		40,182,123
Switzerland – 6.29%
Novartis	305,564	17,215,014
SGS	3,314	5,685,255
Zurich Financial Services	61,575	14,190,372
		37,090,641
Taiwan – 1.63%
Taiwan Semiconductor
Manufacturing ADR	759,632	9,586,556
		9,586,556
United Kingdom – 21.12%
BG Group	525,286	11,390,308
BP	2,059,954	15,158,860
Compass Group	1,370,146	12,442,084
GlaxoSmithKline	776,156	17,418,771
Royal Dutch Shell Class A	501,470	17,787,722
Tesco	2,956,187	19,059,765
Unilever	529,605	17,752,442
Vodafone Group	4,825,902	13,400,013
		124,409,965
Total Common Stock
(cost $580,355,365)		581,525,934

	Principal
	Amount (U.S. $)
Short-Term Investments – 1.10%
≠Discount Notes – 0.23%
Federal Home Loan Bank
0.003% 11/30/11	$1,021,220	1,021,211
0.01% 12/23/11	147,928	147,926
0.04% 11/2/11	48,529	48,529
Freddie Mac 0.05% 11/2/11	160,772	160,772
		1,378,438

2011 Annual report • Delaware Pooled Trust

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Short-Term Investments (continued)
Repurchase Agreement – 0.87%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $5,101,011
(collateralized by U.S. government
obligations 0.25%-4.625%
2/29/12-2/15/21, market
value $5,203,020)	$5,101,000	$5,101,000
		5,101,000
Total Short-Term Investments
(cost $6,479,443)		6,479,438

Total Value of Securities Before Securities
Lending Collateral – 99.81%
(cost $586,834,808)		588,005,372

	Number of
	Shares
Securities Lending Collateral** – 0.56%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	521,936	505,599
Delaware Investments
Collateral Fund No. 1	2,760,881	2,760,881
†@ Mellon GSL Reinvestment Trust II	1,430,950	0
Total Securities Lending Collateral
(cost $4,713,767)		3,266,480

Total Value of Securities – 100.37%
(cost $591,548,575)		591,271,852 ©
Obligation to Return Securities
Lending Collateral** – (0.80%)		(4,713,767)
Receivables and Other Assets
Net of Other Liabilities – 0.43%		2,551,079
Net Assets Applicable to 44,905,882
Shares Outstanding; Equivalent to
$13.12 Per Share – 100.00%		$589,109,164

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$742,519,625
Undistributed net investment income		21,513,372
Accumulated net realized loss on investments		(174,689,659)
Net unrealized depreciation of investments
and foreign currencies		(234,174)
Total net assets		$589,109,164

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 68 in “Security type/country and sector allocations.”
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	There are no securities on loan at 10/31/11.
✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

The following foreign currency exchange contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Deliver		In Exchange For		Date	(Depreciation)
MNB	AUD	(26,561,000)	USD	27,876,035	1/31/12	$177,869
MNB	CHF	(12,196,000)	USD	13,626,816	1/31/12	(293,250)
						$(115,381)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in ”Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
AUD — Australian Dollar
CHF — Swiss Franc
CVA — Dutch Certificate
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

See accompanying notes, which are an integral part of the financial statements

2011 Annual report • Delaware Pooled Trust

(continues)       103

Statements of net assets

Delaware Pooled® Trust — The Labor Select International Equity Portfolio
October 31, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.67%Δ
Australia – 7.96%
Amcor	1,584,038	$11,595,797
AMP	1,877,730	8,375,808
QBE Insurance Group	667,495	10,280,551
Telstra	4,556,440	14,802,893
Treasury Wine Estates	138,307	540,330
		45,595,379
Belgium – 0.00%
✗† Ageas VVPR Strip	305,506	423
		423
France – 16.08%
Carrefour	488,250	12,922,322
Cie de Saint-Gobain	126,419	5,844,670
France Telecom	978,849	17,604,280
GDF Suez	505,938	14,258,283
† GDF Suez Strip	101,871	141
Sanofi-Aventis	228,027	16,318,136
Societe Generale	217,991	6,243,494
Total	197,261	10,295,882
Vinci	174,804	8,574,886
		92,062,094
Germany – 2.63%
RWE	353,641	15,079,537
		15,079,537
Ireland – 1.66%
Experian	731,612	9,504,193
		9,504,193
Israel – 2.11%
Teva Pharmaceutical Industries ADR	295,200	12,058,920
		12,058,920
Italy – 1.32%
Intesa Sanpaolo	4,289,670	7,573,738
		7,573,738
Japan – 18.82%
Astellas Pharma	388,700	14,216,091
Canon	409,800	18,604,020
Hoya	138,600	3,027,963
Kao	480,200	12,597,742
Nintendo	37,000	5,582,213
Seven & I Holdings	747,900	19,958,267
Shin-Etsu Chemical	81,700	4,195,686
Takeda Pharmaceutical	320,100	14,430,554
Tokio Marine Holdings	528,600	12,604,195
Trend Micro	72,000	2,574,787
		107,791,518
Netherlands – 6.01%
† ING Groep CVA	805,640	6,947,663
Koninklijke Ahold	1,246,603	15,932,236
Reed Elsevier	936,420	11,503,082
		34,382,981
Singapore – 4.41%
Singapore Telecommunications	4,432,000	11,201,019
United Overseas Bank	1,034,705	14,027,642
		25,228,661
Spain – 6.88%
Banco Santander	692,624	5,864,180
† Distribuidora Internacional
de Alimentacion	409,814	1,874,742
Iberdrola	1,830,758	13,249,789
* Telefonica	866,504	18,420,597
		39,409,308
Switzerland – 6.59%
Novartis	316,510	17,831,695
SGS	3,291	5,645,798
Zurich Financial Services	61,890	14,262,966
		37,740,459
United Kingdom – 22.20%
BG Group	799,211	17,330,101
BP	2,412,059	17,749,942
Compass Group	2,008,591	18,239,704
GlaxoSmithKline	780,046	17,506,072
* Royal Dutch Shell Class A	608,286	21,576,609
Unilever	514,151	17,234,422
Vodafone Group	6,295,775	17,481,388
		127,118,238
Total Common Stock
(cost $575,954,409)		553,545,449

	Principal Amount (U.S. $)
Short-Term Investments – 3.08%
≠Discount Notes – 0.79%
Federal Home Loan Bank
0.003% 11/30/11	$3,921,523	3,921,492
0.01% 12/23/11	568,048	568,040
0.04% 11/2/11	8,155	8,155
Freddie Mac 0.05% 11/2/11	27,017	27,017
		4,524,704
Repurchase Agreement – 2.29%
BNP Paribas 0.08%, dated
10/31/11, to be repurchased
on 11/1/11, repurchase price
$13,115,029 (collateralized
by U.S. government
obligations 0.25%-4.625%
2/29/12-2/15/21, market
value $13,377,300)	13,115,000	13,115,000
		13,115,000
Total Short-Term Investments
(cost $17,639,726)		17,639,704

Total Value of Securities Before
Securities Lending Collateral – 99.75%
(cost $593,594,135)		571,185,153

2011 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Securities Lending Collateral** – 3.39%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	293,729	$284,536
Delaware Investments
Collateral Fund No.1	19,124,513	19,124,513
@†Mellon GSL Reinvestment Trust II	494,977	0
Total Securities Lending Collateral
(cost $19,913,219)		19,409,049

Total Value of Securities – 103.14%
(cost $613,507,354)		590,594,202 ©
Obligation to Return Securities
Lending Collateral** – (3.48%)		(19,913,219)
Receivables and Other Assets
Net of Other Liabilities – 0.34%		1,961,140
Net Assets Applicable to 44,309,613
Shares Outstanding; Equivalent to
$12.92 per share – 100.00%		$572,642,123

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$667,484,626
Undistributed net investment income		19,713,120
Accumulated net realized loss on investments		(91,618,131)
Net unrealized depreciation of investments
and foreign currencies		(22,937,492)
Total net assets		$572,642,123

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 69 in “Security type/country and sector allocations.”
†	Non income producing security.
*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $1,283,348 of securities loaned.
≠	The rate shown is the effective yield at time of purchase.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
✗	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.

The following foreign currency exchange contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Deliver		In Exchange For		Date	(Depreciation)
MNB	AUD	(29,674,000)	USD	31,143,160	1/31/12	$198,715
MNB	CHF	(12,234,000)	USD	13,669,274	1/31/12	(294,163)
						$(95,448)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
AUD — Australian Dollar
CHF — Swiss Franc
CVA — Dutch Certificate
MNB — Mellon National Bank
USD — United States Dollar
VVPR Strip — Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       105

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio
October 31, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 92.22%Δ
Brazil – 13.45%
@ AES Tiete	63,394	$792,610
AmBev ADR	284,000	9,576,480
CCR	378,800	10,438,397
Cia Siderurgica Nacional ADR	508,600	4,760,496
Cielo	332,274	8,867,993
CPFL Energia	549,080	7,040,963
Diagnosticos da America	282,000	2,272,816
Itau Unibanco Holding ADR	256,200	4,898,544
Redecard	505,700	8,404,774
Vale ADR	611,600	14,433,760
		71,486,833
Chile – 2.40%
Enersis ADR	564,100	11,073,283
# Inversiones Aguas Metropolitan
144A ADR	53,200	1,672,172
		12,745,455
■China – 23.59%
Beijing Enterprises Holdings	1,268,499	7,019,719
Belle International Holdings	3,143,515	6,165,146
China BlueChemical Class H	7,333,000	5,746,368
China Construction Bank Class H	18,622,770	13,682,805
China Gas Holdings	11,526,000	3,307,663
China Merchants
Holdings International	2,830,000	8,732,610
China Mobile	1,202,500	11,428,971
China Resources Power Holdings	5,730,000	10,176,791
China Shenhua Energy Class H	2,806,500	12,839,154
* China Shipping Development
Class H	5,646,000	3,991,618
ENN Energy Holdings	1,038,000	3,750,843
Hengan International Group	725,500	6,288,888
* Huabao International Holdings	4,974,000	3,159,772
Industrial & Commercial Bank of
China Class H	22,463,803	14,027,820
Jiangsu Expressway Class H	6,976,000	6,012,695
* Want Want China Holdings	9,753,000	9,042,505
		125,373,368
Colombia – 0.54%
BanColombia ADR	45,900	2,863,242
		2,863,242
India – 9.46%
Axis Bank	471,068	11,133,527
HCL Technologies	602,382	5,443,429
Larsen & Toubro	380,328	10,971,105
Rural Electrification	2,449,956	9,007,226
Tata Motors	3,399,669	13,713,408
		50,268,695
Indonesia – 3.82%
Astra International	1,292,000	9,962,331
Perusahaan Gas Negara	31,419,500	10,363,965
		20,326,296
Kazakhstan – 0.87%
KazMunaiGas Exploration
Production GDR	272,666	4,635,770
		4,635,770
Malaysia – 1.17%
Maxis	3,577,200	6,220,844
		6,220,844
Mexico – 4.70%
* Compartamos	4,098,300	6,328,662
Grupo Aeroportuario del
Pacifico ADR	103,900	3,601,174
Grupo Mexico Series B	3,518,500	9,743,059
Grupo Televisa ADR	119,100	2,540,403
Kimberly-Clark de Mexico Class A	482,700	2,744,567
		24,957,865
Peru – 2.18%
Credicorp	106,530	11,588,333
		11,588,333
Philippines – 1.77%
Philippine Long Distance
Telephone ADR	169,400	9,408,476
		9,408,476
Poland – 0.70%
Bank Pekao	40,060	1,854,531
PGE	300,246	1,846,741
		3,701,272
Republic of Korea – 5.09%
Kangwon Land	205,560	5,459,448
KB Financial Group	220,894	8,525,917
Samsung Electronics	15,268	13,094,592
		27,079,957
Russia – 3.23%
Gazprom ADR	700,097	8,128,126
LUKOIL ADR	156,364	9,022,203
		17,150,329
South Africa – 5.15%
African Bank Investments	1,196,632	5,165,227
Clicks Group	671,472	3,507,612
Life Healthcare Group Holdings	804,768	1,950,342
Sasol	194,310	8,736,554
Tiger Brands	280,062	8,034,496
		27,394,231
Taiwan – 6.65%
Chunghwa Telecom	758,836	2,538,785
Chunghwa Telecom ADR	220,838	7,426,782
HTC	337,000	7,573,587
Lite-On Technology	914,300	862,769
Quanta Computer	1,417,000	2,788,428
Taiwan Semiconductor Manufacturing	5,141,588	12,529,416
Wistron	1,394,326	1,613,653
		35,333,420

2011 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Thailand – 4.01%
Kasikornbank Foreign	538,154	$2,174,064
Kasikornbank NVDR	2,077,500	8,285,390
PTT PCL Foreign	1,093,200	10,882,212
		21,341,666
Turkey – 3.44%
Tofas Turk Otomobil Fabrikasi	642,675	2,469,410
Tupras Turkiye Petrol Rafinerileri	358,062	8,065,591
* Turkiye Garanti Bankasi	2,215,232	7,770,319
		18,305,320
Total Common Stock
(cost $480,255,220)		490,181,372

Preferred Stock – 6.29%
Brazil – 4.63%
AES Tiete	241,600	3,458,262
Investimentos Itau	1,524,357	9,578,274
Petroleo Brasiliero	926,600	11,590,594
		24,627,130
Republic of Korea – 1.66%
Hyundai Motor 2.91%	42,651	2,845,436
Samsung Electronics 2.25%	10,494	5,965,006
		8,810,442
Total Preferred Stock
(cost $27,772,424)		33,437,572

	Principal
	Amount (U.S. $)
Short-Term Investments – 1.41%
≠Discount Notes – 0.12%
Federal Home Loan Bank
0.003% 11/30/11	$ 539,955	539,951
0.01% 12/23/11	78,215	78,214
		618,165
Repurchase Agreement – 1.29%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $6,867,015
(collateralized by U.S. government
obligations 0.25%-4.625%
2/29/12-2/15/21, market value
$7,004,340)	6,867,000	6,867,000
		6,867,000
Total Short-Term Investments
(cost $7,485,168)		7,485,165

Total Value of Securities Before Securities
Lending Collateral – 99.92%
(cost $515,512,812)		531,104,109

	Number of
	Shares
Securities Lending Collateral** – 2.75%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	313,670	303,852
Delaware Investments
Collateral Fund No 1	14,303,250	14,303,250
@† Mellon GSL Reinvestment Trust II	546,716	0
Total Securities Lending Collateral
(cost $15,163,636)		14,607,102

Total Value of Securities – 102.67%
(cost $530,676,448)		545,711,211	©
Obligation to Return Securities
Lending Collateral** – (2.85%)		(15,163,636)
Receivables and Other Assets
Net of Other Liabilities – 0.18%		979,020
Net Assets Applicable to 50,593,916
Shares Outstanding; Equivalent to
$10.51 Per Share – 100.00%		$531,526,595

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$465,668,883
Undistributed net investment income		11,016,448
Accumulated net realized gain on investments		39,932,373
Net unrealized appreciation of investments
and foreign currencies		14,908,891
Total net assets		$531,526,595

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 70 in “Security type/country and sector allocations.”
*	Fully or partially on loan.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $792,610, which represented 0.15% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $1,672,172 which represented 0.31% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $13,796,620 of securities loaned.

2011 Annual report • Delaware Pooled Trust

(continues)       107

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio

The following foreign currency exchange contracts were outstanding at October 31, 2011:[1]

Foreign Currency Exchange Contracts

						Unrealized
					Settlement	Appreciation
Counterparty	Contracts to Receive		In Exchange For		Date	(Depreciation)
MNB	IDR	1,486,365,443	USD	(168,522)	11/1/11	$(637)
MNB	INR	15,398,852	USD	(315,201)	11/1/11	1,069
MNB	TRY	114,026	USD	(65,120)	11/1/11	(672)
MNB	TWD	83,443,600	USD	(2,793,559)	11/1/11	(4,432)
MNB	ZAR	708,320	USD	(91,607)	11/2/11	(2,395)
						$(7,067)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
IDR — Indonesian Rupiah
INR — Indian Rupee
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipt
TRY — Turkish Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II
October 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 97.79%Δ
Argentina – 0.83%
@	Cresud ADR	7,700	$89,397
@	IRSA Inversiones y Representaciones ADR	3,800	38,228
			127,625
Bahrain – 0.07%
@#	Aluminum Bahrain 144A GDR	1,800	11,459
			11,459
Brazil – 16.92%
	All America Latina Logistica	15,413	77,101
	B2W Cia Global Do Varejo	5,926	48,175
	Banco Bradesco ADR	5,230	95,186
	Banco Santander Brasil ADR	17,500	159,250
	Brasil Foods ADR	7,000	147,350
	Braskem ADR	4,600	82,984
	Centrais Eletricas Brasileiras ADR	4,800	47,760
	Cia Brasileira de Distribuicao Grupo
	Pao de Acucar ADR	1,800	70,542
	Cyrela Brazil Realty
	Empreendimentos e Participacoes	3,280	28,919
	Fibria Celulose ADR	19,000	168,530
@	Gerdau	11,700	89,869
	Gerdau ADR	13,000	117,260
	Gol Linhas Aereas Inteligentes ADR	17,700	141,954
	Hypermarcas	16,100	87,569
	Itau Unibanco Holding ADR	4,400	84,128
	Light	4,100	64,609
	Petroleo Brasileiro ADR	21,700	586,118
	Santos Brasil Participacoes	4,800	71,139
	Telefonica Brasil Class B ADR	3,255	94,460
	Vale ADR	13,100	332,871
			2,595,774
China/Hong Kong – 13.26%
	Alibaba.com	16,500	19,377
†	Baidu ADR	400	56,072
	Bank of China	144,000	51,251
	China Coal Energy	76,000	94,660
	China Construction Bank	135,590	99,623
	China Mengniu Dairy	27,000	86,035
	China Mobile ADR	6,400	304,385
	China Telecom	258,000	159,291
	China Unicom ADR	11,100	223,221
	CNOOC ADR	800	150,888
	Industrial & Commercial
	Bank of China	265,999	166,107
	Leoch International Technology	6,000	1,961
	PetroChina ADR	1,100	142,571
†	Renren ADR	400	2,816
@†	Shanda Interactive Entertainment ADR	3,700	147,075
†	Sina	1,900	154,451
@†	Tianjin Development Holdings	56,000	26,130
	Tingyi Cayman Islands Holding	26,000	73,949
	Tsingtao Brewery Class H	14,000	71,192
†	Xueda Education Group ADR	1,000	3,320
			2,034,375
Guernsey – 0.15%
=@#†	Etalon Group 144A	4,800	23,606
			23,606
Hungary – 0.58%
	OTP Bank	5,627	88,261
			88,261
India – 3.83%
	ICICI Bank ADR	2,500	92,900
#	Reliance Industries 144A GDR	7,000	253,078
	Steel Authority of India	32,248	73,794
	Ultratech Cement	1,689	39,879
@	United Spirits	7,130	127,829
			587,480
Indonesia – 1.60%
	Tambang Batubara Bukit Asam	62,000	127,142
	United Tractors	43,106	118,565
			245,707
Israel – 0.62%
	Israel Chemicals	8,000	94,913
			94,913
Malaysia – 1.96%
@	KLCC Property Holdings	106,900	108,267
	Petronas Chemicals Group	28,600	59,663
@†	UEM Land Holdings	186,100	132,306
			300,236
Mexico – 5.94%
	America Movil Class L ADR	5,600	142,352
	Cemex ADR	36,752	160,606
†	Empresas ICA ADR	14,800	78,884
	Fomento Economico Mexicano ADR	1,700	113,985
	Grupo Financiero Banorte	15,000	51,105
	Grupo Televisa ADR	13,200	281,557
	Wal-Mart de Mexico	31,822	82,059
			910,548
Peru – 1.27%
	Cia de Minas Buenaventura ADR	2,900	118,697
	Credicorp	700	76,146
			194,843
Poland – 1.64%
†	Jastrzebska Spolka Weglowa	1,900	55,607
	Polski Koncern Naftowy Orlen	5,225	64,510
	Powszechna Kasa Oszczednosci
	Bank Polski	3,400	38,665
	Powszechny Zaklad Ubezpieczen	876	92,761
			251,543
Republic of Korea – 16.81%
@	KB Financial Group ADR	6,400	249,920
@	KCC	771	186,189
	KT ADR	12,100	201,828
	KT&G	3,604	225,179
	LG Display ADR	5,200	52,312
	LG Electronics	1,463	96,492
	LG Uplus	14,420	85,557
@	Lotte Chilsung Beverage	305	341,137

2011 Annual report • Delaware Pooled Trust

(continues)       109

Statements of net assets

Delaware Pooled® Trust — The Emerging Markets Portfolio II

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Republic of Korea (continued)
@ Lotte Confectionery	136	$211,865
POSCO ADR	900	77,328
Samsung Electronics	565	484,573
# Samsung Life Insurance 144A	2,250	173,849
SK Telecom ADR	13,000	192,270
		2,578,499
Russia – 5.99%
Gazprom ADR	19,900	231,038
LUKOIL ADR	2,300	132,710
MMC Norilsk Nickel ADR	4,200	81,904
Mobile Telesystems ADR	2,600	37,154
† Rosneft Oil GDR	16,700	118,330
@ Sberbank	74,858	209,977
VTB Bank GDR	22,600	108,022
		919,135
South Africa – 5.87%
Anglo American Platinum	1,115	80,269
ArcelorMittal South Africa	14,944	126,198
Impala Platinum Holdings	2,858	65,621
MTN Group	7,858	136,546
Sasol ADR	2,800	126,672
Standard Bank Group	14,135	173,526
Vodacom Group	16,926	190,897
		899,729
Taiwan – 7.25%
Cathay Financial Holding	68,085	81,194
Chunghwa Telecom ADR	3,500	117,705
Fubon Financial Holding	84,096	98,597
Hon Hai Precision Industry	117,376	321,773
HTC	3,310	74,387
MediaTek	5,003	52,503
Taiwan Semiconductor
Manufacturing	42,000	102,349
Taiwan Semiconductor
Manufacturing ADR	8,600	108,532
United Microelectronics	352,000	154,553
		1,111,593
Thailand – 2.29%
Bangkok Bank	19,280	92,922
PTT	14,306	142,409
PTT Exploration & Production	5,800	30,377
Siam Cement NVDR	8,400	85,314
		351,022
Turkey – 1.91%
Torunlar Gayrimenkul Yatirim Ortakligi	8,367	23,183
Turkcell Iletisim Hizmet ADR	10,800	133,056
Turkiye Is Bankasi Class C	34,641	80,494
@ Turkiye Sise ve Cam Fabrikalari	29,459	56,229
		292,962
United Kingdom – 0.68%
Anglo American ADR	5,600	103,654
		103,654
United States – 8.32%
Archer-Daniels-Midland	7,800	225,732
Avon Products	25,400	464,312
Bunge	2,200	135,894
† MEMC Electronic Materials	8,100	48,519
† Yahoo	25,700	401,948
		1,276,405
Total Common Stock (cost $16,288,855)		14,999,369

	Principal
	Amount (U.S. $)
Short-Term Investment – 1.07%
Repurchase Agreement – 1.07%
BNP Paribas 0.08%, dated
10/31/11, to be repurchased
on 11/1/11, repurchase price
$164,000 (collateralized by U.S.
government obligations 0.25%-
4.625% 2/29/12-2/15/21; market
value $167,280)	$164,000	164,000
Total Short-Term Investment
(cost $164,000)		164,000

Total Value of Securities – 98.86%
(cost $16,452,855)		15,163,369
Receivables and Other Assets
Net of Liabilities – 1.14%		175,623
Net Assets Applicable to 1,793,704
Shares Outstanding; Equivalent to
$8.55 Per Share – 100.00%		$15,338,992

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$16,019,054
Undistributed net investment income		95,191
Accumulated net realized gain on investments		523,278
Net unrealized depreciation of investments and
foreign currencies		(1,298,531)
Total net assets		$15,338,992

2011 Annual report • Delaware Pooled Trust

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 71 in “Security type/country and sector allocations.”
†	Non income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $461,992, which represented 3.01% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $2,049,483, which represented 13.36% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $23,606 which represented 0.15% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       111

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio
October 31, 2011

		Number of	Value
		Shares	(U.S. $)
Common Stock – 99.14%Δ
Australia – 9.20%
	CFS Retail Property Trust	215,954	$411,906
	Dexus Property Group	901,723	802,595
	Goodman Group	812,048	528,002
	GPT Group	194,973	643,835
=@†	GPT Group-In Specie	1,337,300	0
	Investa Office Fund	470,364	307,674
	Mirvac Group	356,344	466,894
	Westfield Group	171,659	1,382,708
			4,543,614
Austria – 0.61%
	Conwert Immobilien Invest	21,984	299,734
			299,734
Belgium – 0.98%
	Cofinimmo	3,961	483,025
			483,025
Brazil – 0.35%
	Cyrela	19,600	172,807
			172,807
Canada – 5.52%
*	Boardwalk Real Estate Investment Trust	12,280	599,199
*	Calloway Real Estate Investment Trust	28,993	764,311
*	Canadian Real Estate Investment Trust	18,061	642,314
*	First Capital Realty	24,081	392,721
*	H&R Real Estate Investment Trust	14,840	323,828
			2,722,373
China/Hong Kong – 12.17%
*	Champion REIT	765,155	315,675
*	China Overseas Land & Investment	265,164	490,657
	Hang Lung Properties	230,642	839,956
	Hongkong Land Holdings	64,000	336,322
	Link REIT	252,500	867,147
	Shimao Property Holdings	313,000	305,588
	Soho China	280,425	199,934
	Sun Hung Kai Properties	144,735	1,992,825
	Wharf Holdings	124,200	660,650
			6,008,754
France – 3.47%
	ICADE	3,452	309,046
	Klepierre	10,351	322,742
	Unibail-Rodamco	5,444	1,082,670
			1,714,458
Germany – 1.37%
	Alstria Office REIT	14,225	182,462
	Deutsche Wohnen	33,482	493,128
			675,590
Japan – 7.62%
	Japan Prime Realty Investment	129	308,929
	Japan Real Estate Investment	23	196,183
	Mitsubishi Estate	83,772	1,418,850
	Mitsui Fudosan	87,446	1,454,251
	United Urban Investment	339	382,271
			3,760,484
Netherlands – 0.35%
	Nieuwe Steen Investments	11,619	172,086
			172,086
Singapore – 3.62%
	CapitaCommerical Trust	277,600	247,887
	CapitaLand	98,145	211,364
†	Global Logistic Properties	291,000	405,007
	Mapletree Logistics Trust	524,760	356,247
	Parkway Life Real Estate Investment Trust	397,812	567,463
			1,787,968
Switzerland – 0.60%
	PSP Swiss Property	3,261	296,703
			296,703
United Kingdom – 6.51%
	British Land	123,013	1,006,385
	Derwent London	18,835	512,677
	Great Portland Estates	79,132	473,057
	Hammerson	113,723	742,964
	Shaftesbury	59,357	479,652
			3,214,735
United States – 46.77%
	Alexandria Real Estate Equities	5,466	361,248
	Apartment Investment & Management	5,861	144,591
	AvalonBay Communities	6,341	847,728
	Boston Properties	10,329	1,022,468
	Brandywine Realty Trust	24,417	222,439
	BRE Properties	11,471	574,927
	Camden Property Trust	2,629	159,423
	CBL & Associates Properties	14,781	227,332
	Cogdell Spencer	27,313	110,345
	Colonial Properties Trust	14,960	303,389
	DCT Industrial Trust	49,697	246,497
	DDR	33,790	432,850
*	Digital Realty Trust	7,802	486,299
*	Douglas Emmett	22,951	447,545
	Duke Realty	13,184	161,900
*	DuPont Fabros Technology	4,935	102,599
	Education Realty Trust	36,259	335,396
	Equity Lifestyle Properties	6,187	409,146
	Equity Residential	20,864	1,224,299
*	Extra Space Storage	22,786	513,369
	Federal Realty Investment Trust	4,972	441,315
	General Growth Properties	13,173	193,643
	Glimcher Realty Trust	19,487	178,501
*	HCP	19,210	765,519
*	Highwoods Properties	5,336	165,309
	Host Hotels & Resorts	66,796	953,179
	Kilroy Realty	9,365	343,602
	Kimco Realty	30,856	539,054
	Lexington Reality Trust	23,726	186,486
*	Liberty Property Trust	5,705	182,560
	Macerich	17,835	887,470
2011 Annual report • Delaware Pooled Trust

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
United States (continued)
National Retail Properties	12,319	$335,693
ProLogis	42,766	1,272,715
PS Business Parks	5,109	271,952
Public Storage	8,453	1,090,860
Regency Centers	6,491	265,871
Simon Property Group	18,975	2,437,148
SL Green Realty	9,677	667,616
Starwood Hotels & Resorts Worldwide	5,853	293,294
† Strategic Hotel & Resorts	28,922	164,566
Taubman Centers	9,177	561,908
UDR	14,723	367,044
Ventas	25,713	1,429,899
Vornado Realty Trust	8,026	664,633
* Washington Real Estate Investment Trust	3,238	93,772
		23,087,399
Total Common Stock
(cost $47,498,529)		48,939,730

Warrant – 0.00%
= Nieuwe Steen	12,954	0
Total Warrant (cost $0)		0

	Principal
	Amount (U.S. $)
Short-Term Investments – 2.91%
≠Discount Notes – 1.97%
Federal Home Loan Bank
0.003% 11/30/11	$806,672	806,666
0.01% 12/23/11	116,850	116,848
0.04% 11/2/11	11,601	11,601
Freddie Mac 0.05% 11/2/11	38,433	38,433
		973,548
Repurchase Agreement – 0.94%
BNP Paribas 0.08%, dated
10/31/11, to be repurchased
on 11/1/11, repurchase price
$464,001 (collateralized by U.S.
government obligations 0.25%-
4.625% 2/29/12-2/15/21;
market value $473,280)	464,000	464,000
		464,000
Total Short-Term Investments
(cost $1,437,552)		1,437,548

Total Value of Securities Before Securities
Lending Collateral – 102.05%
(cost $48,936,081)		50,377,278

	Number of
	Shares
Securities Lending Collateral** – 9.72%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund	95,564	92,573
Delaware Investments
Collateral Fund No.1	4,707,908	4,707,908
@† Mellon GSL Reinvestment
Trust II	394,559	0
Total Securities Lending Collateral
(cost $5,198,031)		4,800,481

Total Value of Securities – 111.77%
(cost $54,134,112)		55,177,759 ©
Obligation to Return Securities
Lending Collateral** – (10.53%)		(5,198,031)
Other Liabilities Net of Receivables and
Other Assets – (1.24%)		(612,550)
Net Assets Applicable to 9,160,049
Shares Outstanding – 100.00%		$49,367,178

Net Asset Value – Delaware Pooled® Trust –
The Global Real Estate Securities Portfolio
Original Class ($49,359,418 / 9,158,605 Shares)		$5.39
Net Asset Value – Delaware Pooled Trust –
The Global Real Estate Securities Portfolio
Class P ($7,760 / 1,444 Shares)		$5.37

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)		$157,314,625
Undistributed net investment income		1,276,350
Accumulated net realized loss on investments		(110,266,506)
Net unrealized appreciation of investments
and foreign currencies		1,042,709
Total net assets		$49,367,178

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 72 in “Security type/country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At October 31, 2011, the aggregate amount of fair valued securities was $0, which represented 0% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $4,941,157 of securities loaned.

2011 Annual report • Delaware Pooled Trust

(continues)       113

Statements of net assets

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

The following foreign currency exchange contracts were outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to				Settlement	Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Date	(Depreciation)
MNB	AUD	(6,604)	USD	6,959	11/1/11	$(4)
MNB	HKD	2,226,755	USD	(286,868)	11/1/11	(238)
MNB	HKD	1,433,605	USD	(184,657)	11/2/11	(122)
MNB	SGD	508,558	USD	(409,929)	11/2/11	(4,801)
						$(5,165)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
AUD — Australian Dollar
HKD — Hong Kong Dollar
MNB — Mellon National Bank
REIT — Real Estate Investment Trust
SGD — Singapore Dollar
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Fixed Income Portfolio
October 31, 2011

	Principal°		Value
	Amount		(U.S. $)
Corporate Bonds – 15.60%Δ
Austria – 3.05%
Oesterreichische Kontrollbank
4.875% 2/16/16	USD	2,226,000	$2,554,731
			2,554,731
Germany – 7.03%
KFW 5.25% 7/4/12	EUR	1,220,000	1,738,573
Rentenbank 1.375% 4/25/13	JPY	319,000,000	4,147,017
			5,885,590
Netherlands – 3.19%
ING Bank
3.90% 3/19/14	USD	1,010,000	1,080,575
•6.125% 5/29/23	EUR	665,000	855,659
Telefonica Europe
8.25% 9/15/30	USD	607,000	739,880
			2,676,114
Spain – 0.55%
Telefonica Emisiones
5.877% 7/15/19	USD	445,000	462,446
			462,446
United Kingdom – 1.78%
HSBC Holdings 6.25% 3/19/18	EUR	700,000	1,024,169
• Lloyds TSB Bank
5.625% 3/5/18	EUR	411,000	464,447
			1,488,616
Total Corporate Bonds
(cost $10,934,759)			13,067,497

Sovereign Bonds – 61.32%Δ
Canada – 4.40%
Canada Government
International Bond
3.50% 1/13/20	EUR	2,400,000	3,684,811
			3,684,811
Denmark – 3.99%
Denmark Government
International Bond
2.75% 11/15/11	USD	3,340,000	3,342,568
			3,342,568
Germany – 9.97%
Bundesobligation
1.75% 10/9/15	EUR	330,000	471,215
Bundesschatzanweisungen
0.75% 9/14/12	EUR	280,000	388,637
Deutschland Republic
3.75% 1/4/15	EUR	2,480,000	3,752,530
3.75% 1/4/17	EUR	1,600,000	2,495,751
4.75% 7/4/28	EUR	75,000	130,923
6.25% 1/4/24	EUR	571,000	1,110,250
			8,349,306
Japan – 17.80%
Japan Government
10 yr Bond 0.50% 6/20/13	JPY	230,000,000	$2,959,757
10 yr Bond 1.00% 9/20/20	JPY	120,000,000	1,548,018
10 yr Bond 1.30% 12/20/14	JPY	300,000,000	3,963,818
10 yr Bond 1.40% 9/20/15	JPY	200,000,000	2,667,030
10 yr Bond 1.50% 9/20/18	JPY	240,000,000	3,256,538
30 yr Bond 2.30% 6/20/35	JPY	37,150,000	513,521
			14,908,682
Mexico – 3.93%
Mexican Bonos
6.50% 6/10/21	MXN	23,000,000	1,770,851
8.50% 12/13/18	MXN	10,200,000	892,293
9.50% 12/18/14	MXN	7,400,000	630,765
			3,293,909
Netherlands – 5.19%
Netherlands Government Bond
3.25% 7/15/21	EUR	100,000	147,948
3.75% 1/15/42	EUR	1,050,000	1,705,841
4.25% 7/15/13	EUR	1,700,000	2,493,150
			4,346,939
Norway – 3.54%
Eksportfinans 1.60% 3/20/14	JPY	225,000,000	2,965,928
			2,965,928
Poland – 6.59%
Poland Government Bond
5.25% 10/25/17	PLN	10,000,000	3,147,817
5.50% 10/25/19	PLN	4,550,000	1,429,164
5.75% 9/23/22	PLN	3,000,000	947,207
			5,524,188
Qatar – 2.27%
# Qatar Government
International Bond 144A
5.25% 1/20/20	USD	1,707,000	1,899,038
			1,899,038
Slovakia – 2.06%
Slovakia Government Bond
4.90% 2/11/14	EUR	1,188,345	1,730,627
			1,730,627
Slovenia – 1.58%
Republic of Slovenia
4.375% 2/6/19	EUR	1,002,000	1,324,368
			1,324,368
Total Sovereign Bonds
(cost $50,667,988)			51,370,364

2011 Annual report • Delaware Pooled Trust

(continues)       115

Statements of net assets

Delaware Pooled® Trust — The Global Fixed Income Portfolio

	Principal°		Value
	Amount		(U.S. $)
Supranational Banks – 8.31%
Asian Development Bank
2.35% 6/21/27	JPY	190,000,000	$2,683,887
European Investment Bank
1.40% 6/20/17	JPY	115,000,000	1,540,150
1.90% 1/26/26	JPY	163,400,000	2,191,896
Nordic Investment Bank
1.70% 4/27/17	JPY	40,000,000	543,734
Total Supranational Banks
(cost $5,691,089)			6,959,667

U.S. Treasury Obligations – 11.67%
U.S. Treasury Bonds
4.50% 5/15/38	USD	1,200,000	1,494,563
U.S. Treasury Notes
0.75% 6/15/14		450,000	454,606
1.875% 8/31/17		670,000	692,508
2.375% 3/31/16		2,650,000	2,827,841
2.375% 6/30/18		1,600,000	1,687,250
2.625% 1/31/18		800,000	859,500
3.625% 8/15/19		540,000	613,153
3.75% 11/15/18		1,002,000	1,146,507
Total U.S. Treasury Obligations
(cost $9,062,951)			9,775,928

Short-Term Investments – 0.84%
≠Discount Notes – 0.35%
Federal Home Loan Bank
0.003% 11/30/11		258,892	258,889
0.01% 12/23/11		37,501	37,501
			296,390
Repurchase Agreement – 0.49%
BNP Paribas 0.08%, dated 10/31/11,
to be repurchased on 11/1/11,
repurchase price $413,001
(collateralized by U.S.
government obligations
0.25%-4.625% 2/29/12-2/15/21;
market value $421,260)		413,000	413,000
			413,000
Total Short-Term Investments
(cost $709,392)			709,390

Total Value of Securities – 97.74%
(cost $77,066,179)			81,882,846
Receivables and Other Assets
Net of Liabilities – 2.26%			1,893,786
Net Assets Applicable to 7,273,295 Shares
Outstanding; Equivalent to
$11.52 Per Share – 100.00%			$83,776,632

Components of Net Assets at October 31, 2011:
Shares of beneficial interest
(unlimited authorization – no par)			$69,934,927
Undistributed net investment income			9,280,508
Accumulated net realized gain on investments			(317,451)
Net unrealized appreciation of investments
and foreign currencies			4,878,648
Total net assets			$83,776,632

°	Principal amount is stated in the currency in which each security is denominated.
Δ	Securities have been classified by country of origin.
•	Variable rate security. The rate shown is the rate as of October 31, 2011. Interest rates reset periodically.
≠	The rate shown is the effective yield at the time of purchase.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2011, the aggregate amount of Rule 144A securities was $1,899,038, which represented 2.27% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

The following foreign cross currency exchange contract was outstanding at October 31, 2011:1

Foreign Currency Exchange Contracts

				Unrealized
	Contracts to			Appreciation
Counterparty	Deliver	In Exchange For	Settlement Date	(Depreciation)
MNB	EUR (3,296,791)	GBP 2,890,000	1/31/12	$81,509

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MNB — Mellon National Bank
MXN — Mexican Peso
PLN — Polish Zloty
USD — United States Dollar

See accompanying Notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Statements of operations

Delaware Pooled® Trust
Year Ended October 31, 2011

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$190,235	$222,966	$2,375,749	$142,893
Interest	72	629	585	187
Securities lending income	—	—	10,215	—
Foreign tax withheld	—	—	(15,899)	(1,258)
	190,307	223,595	2,370,650	141,822

Expenses:
Management fees	36,785	180,758	1,093,990	72,737
Registration fees	19,156	27,102	18,536	3,010
Audit and tax	11,465	11,513	22,344	11,097
Dues and services	3,658	3,761	4,783	1,838
Dividend disbursing and transfer agent fees and expenses	3,348	6,220	19,163	3,741
Reports and statements to shareholders	3,196	1,921	7,252	2,561
Accounting and administration expenses	2,630	9,475	78,223	3,812
Pricing fees	725	637	715	663
Custodian fees	671	1,641	5,241	798
Legal fees	424	1,507	13,543	625
Trustees’ fees	352	1,125	10,634	479
Insurance fees	197	296	5,492	99
Consulting fees	66	205	1,778	112
Trustees’ expenses	25	68	793	28
	82,698	246,229	1,282,487	101,600
Less fees waived	(35,801)	(32,685)	—	(12,496)
Less expense paid indirectly	—	(1)	(1)	—

Total operating expenses	46,897	213,543	1,282,486	89,104

Net Investment Income	143,410	10,052	1,088,164	52,718

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	1,503,263	209,856	26,325,273	218,423
Net change in unrealized appreciation/depreciation
of investments	(838,965)	2,150,173	(3,280,481)	383,099
Net Realized and Unrealized Gain on Investments	664,298	2,360,029	23,044,792	601,522

Net Increase In Net Assets
Resulting from Operations	$807,708	$2,370,081	$24,132,956	$654,240

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       117

Statements of operations

Delaware Pooled® Trust

	The
	Real Estate	The	The	The
	Investment	Core Focus	High-Yield	Core Plus
	Trust	Fixed Income	Bond	Fixed Income
	Portfolio II	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$58,569	$2,139	$66,559	$16,301
Interest	42	288,730	3,912,729	2,068,494
Securities lending income	—	1,533	37,429	5,857
Foreign tax withheld	(48)	—	—	(4,062)
	58,563	292,402	4,016,717	2,086,590

Expenses:
Management fees	22,172	39,595	215,009	212,520
Registration fees	15,055	19,631	13,569	17,476
Audit and tax	11,058	11,882	12,138	13,653
Dues and services	3,425	2,832	3,208	3,002
Dividend disbursing and transfer agent fees and expenses	3,033	3,608	7,667	6,905
Custodian fees	1,681	2,509	3,167	13,012
Accounting and administration expenses	1,162	3,895	18,782	20,423
Reports and statements to shareholders	1,084	1,530	2,294	2,985
Pricing fees	831	7,436	4,939	17,162
Legal fees	172	486	3,602	3,468
Trustees’ fees	155	596	2,347	2,601
Insurance fees	92	434	616	1,197
Consulting fees	31	104	472	487
Trustees’ expenses	12	54	147	182
	59,963	94,592	287,957	315,073
Less fees waived	(31,851)	(51,864)	(6,780)	(92,170)

Total operating expenses	28,112	42,728	281,177	222,903

Net Investment Income	30,451	249,674	3,735,540	1,863,687

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	352,467	542,157	883,160	1,507,536
Futures contracts	—	—	—	268,146
Swap contracts	—	662	—	178,551
Foreign currencies	—	—	—	203,019
Foreign currency exchange contracts	—	—	—	(301,709)
Options written	—	—	—	(1,384)
Net realized gain	352,467	542,819	883,160	1,854,159
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(38,811)	(642,762)	(3,496,322)	(1,347,247)
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies	313,656	(99,943)	(2,613,162)	506,912

Net Increase In Net Assets
Resulting from Operations	$344,107	$149,731	$1,122,378	$2,370,599

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

		The
	The	Labor Select	The	The
	International	International	Emerging	Emerging
	Equity	Equity	Markets	Markets
	Portfolio	Portfolio	Portfolio	Portfolio II
Investment Income:
Dividends	$31,682,608	$29,707,439	$22,571,633	$324,672
Interest	8,458	23,640	4,248	—
Securities lending income	729,123	1,144,849	134,716	3,004
Foreign tax withheld	(2,598,160)	(2,455,502)	(1,895,134)	(25,051)
	29,822,029	28,420,426	20,815,463	302,625

Expenses:
Management fees	4,590,367	4,964,491	5,666,931	138,009
Accounting and administration expenses	275,810	264,797	230,469	5,426
Custodian fees	255,781	245,690	537,027	20,918
Dividend disbursing and transfer agent fees and expenses	62,088	57,882	50,286	3,678
Legal fees	49,878	51,997	43,343	1,032
Audit and tax	49,563	44,870	57,511	15,591
Trustees’ fees	37,928	36,235	32,144	725
Registration fees	28,378	13,866	23,782	32,099
Reports and statements to shareholders	24,469	23,166	20,892	1,574
Insurance fees	19,375	18,113	14,996	160
Dues and services	8,779	7,664	7,044	3,501
Consulting fees	6,889	6,473	5,856	142
Trustees’ expenses	2,749	2,600	2,282	47
Pricing fees	1,987	2,215	1,860	3,029
	5,414,041	5,740,059	6,694,423	225,931
Less fees waived	—	—	—	(52,820)
Less expense paid indirectly	(5)	(3)	(1)	—

Total operating expenses	5,414,036	5,740,056	6,694,422	173,111

Net Investment Income	24,407,993	22,680,370	14,121,041	129,514

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	9,483,417	12,574,836	67,528,185	523,491
Redemptions in kind*	—	—	1,176,448	—
Foreign currencies	(265,141)	207,856	(1,241,657)	(12,540)
Foreign currency contracts	(449,019)	(1,142,887)	(772,166)	(4,515)
Net realized gain	8,769,257	11,639,805	66,690,810	506,436
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(36,036,582)	(39,040,237)	(107,193,261)	(2,562,825)
Net Realized and Unrealized Loss
on Investments and Foreign Currencies	(27,267,325)	(27,400,432)	(40,502,451)	(2,056,389)

Net Decrease In Net Assets
Resulting from Operations	$(2,859,332)	$(4,720,062)	$(26,381,410)	$(1,926,875)

*See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       119

Statements of operations

Delaware Pooled® Trust

	The
	Global	The
	Real Estate	Global Fixed
	Securities	Income
	Portfolio	Portfolio
Investment Income:
Dividends	$2,329,161	$—
Interest	8,151	3,202,891
Securities lending income	40,565	—
Foreign tax withheld	(98,604)	—
	2,279,273	3,202,891

Expenses:
Management fees	553,728	537,620
Registration fees	36,856	14,392
Custodian fees	28,689	41,221
Accounting and administration expenses	21,994	43,260
Audit and tax	14,483	17,310
Dividend disbursing and transfer agent fees and expenses	11,770	11,791
Reports and statements to shareholders	8,437	6,785
Dues and services	6,192	2,820
Legal fees	3,894	8,417
Trustees’ fees	3,024	5,921
Pricing fees	2,433	1,832
Insurance fees	1,424	3,236
Consulting fees	571	1,013
Trustees’ expenses	213	440
Distribution expenses – Class P	20	—
	693,728	696,058
Less fees waived	(57,868)	(44,011)
Less expense paid indirectly	—	(1)

Total operating expenses	635,860	652,046

Net Investment Income	1,643,413	2,550,845

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	6,714,808	1,098,109
Redemptions in kind*	—	2,275,633
Foreign currencies	8,625	7,815,990
Foreign currency exchange contracts	(148,798)	(174,422)
Net realized gain	6,574,635	11,015,310
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(6,921,809)	(11,423,378)
Net Realized and Unrealized Loss
on Investments and Foreign Currencies	(347,174)	(408,068)

Net Increase In Net Assets
Resulting from Operations	$1,296,239	$2,142,777

*See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$143,410	$251,031	$10,052	$(34,021)	$1,088,164	$241,621
Net realized gain (loss) on investments
and foreign currencies	1,503,263	(282,221)	209,856	914,331	26,325,273	(2,867,161)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(838,965)	1,308,792	2,150,173	947,840	(3,280,481)	50,038,601
Net increase in net assets
resulting from operations	807,708	1,277,602	2,370,081	1,828,150	24,132,956	47,413,061

Dividends and Distributions to
Shareholders from:
Net investment income	(211,314)	(269,213)	—	—	(826,516)	(554,027)
	(211,314)	(269,213)	—	—	(826,516)	(554,027)
Capital Share Transactions:
Proceeds from shares sold	7,593,991	2,445,843	34,840,063	4,016,982	5,377,033	6,352,687
Net asset value of shares issued upon
reinvestment of dividends and distributions	211,314	236,772	—	—	707,154	384,354
	7,805,305	2,682,615	34,840,063	4,016,982	6,084,187	6,737,041
Cost of shares repurchased	(8,353,164)	(7,203,677)	(2,694,982)	(4,586,057)	(102,983,563)	(60,488,649)
Increase (decrease) in net assets derived
from capital share transactions	(547,859)	(4,521,062)	32,145,081	(569,075)	(96,899,376)	(53,751,608)

Net Increase (Decrease) In Net Assets	48,535	(3,512,673)	34,515,162	1,259,075	(73,592,936)	(6,892,574)

Net Assets:
Beginning of year	6,592,233	10,104,906	11,462,769	10,203,694	244,124,057	251,016,631
End of year	$6,640,768	$6,592,233	$45,977,931	$11,462,769	$170,531,121	$244,124,057

Undistributed net investment income	$119,894	$187,798	$10,052	$—	$426,423	$164,775

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       121

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	Focus Smid-Cap		Real Estate		Core Focus
	Growth Equity		Investment Trust		Fixed Income
	Portfolio		Portfolio II		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income (loss)	$52,718	$(10,697)	$30,451	$70,264	$249,674	$609,147
Net realized gain on investments
and foreign currencies	218,423	792,755	352,467	1,591,763	542,819	699,256
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	383,099	569,157	(38,811)	(237,783)	(642,762)	268,406
Net increase in net assets
resulting from operations	654,240	1,351,215	344,107	1,424,244	149,731	1,576,809

Dividends and Distributions to
Shareholders from:
Net investment income	(41,867)	—	(40,124)	(148,549)	(567,674)	(946,676)
	(41,867)	—	(40,124)	(148,549)	(567,674)	(946,676)
Capital Share Transactions:
Proceeds from shares sold	11,706,628	2,004,183	—	—	575,000	421,393
Net asset value of shares issued upon
reinvestment of dividends and distributions	35,984	—	40,124	148,549	567,674	905,776
	11,742,612	2,004,183	40,124	148,549	1,142,674	1,327,169
Cost of shares repurchased	(246,877)	(2,192,256)	—	(3,888,879)	(13,707,750)	(3,299,702)
Increase (decrease) in net assets derived
from capital share transactions	11,495,735	(188,073)	40,124	(3,740,330)	(12,565,076)	(1,972,533)

Net Increase (Decrease) In Net Assets	12,108,108	1,163,142	344,107	(2,464,635)	(12,983,019)	(1,342,400)

Net Assets:
Beginning of year	4,613,276	3,450,134	2,766,153	5,230,788	19,207,877	20,550,277
End of year	$16,721,384	$4,613,276	$3,110,260	$2,766,153	$6,224,858	$19,207,877

Undistributed net investment income	$10,851	$—	$20,118	$29,791	$179,918	$486,815

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

	The		The		The
	High-Yield		Core Plus		International
	Bond		Fixed Income		Equity
	Portfolio		Portfolio		Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$3,735,540	$2,143,227	$1,863,687	$2,500,683	$24,407,993	$26,651,692
Net realized gain (loss) on investments
and foreign currencies	883,160	1,970,289	1,854,159	2,455,546	8,769,257	(17,553,145)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(3,496,322)	351,969	(1,347,247)	987,308	(36,036,582)	54,969,318
Net increase (decrease) in net assets
resulting from operations	1,122,378	4,465,485	2,370,599	5,943,537	(2,859,332)	64,067,865

Dividends and Distributions to
Shareholders from:
Net investment income	(2,250,664)	(2,139,650)	(2,534,908)	(3,595,170)	(25,012,020)	(28,823,614)
	(2,250,664)	(2,139,650)	(2,534,908)	(3,595,170)	(25,012,020)	(28,823,614)
Capital Share Transactions:
Proceeds from shares sold	32,392,897	8,437,231	6,140,001	3,516,375	34,030,531	64,318,903
Net asset value of shares issued upon
reinvestment of dividends and distributions	2,250,663	2,139,649	2,534,907	3,595,169	13,948,935	14,979,774
	34,643,560	10,576,880	8,674,908	7,111,544	47,979,466	79,298,677
Cost of shares repurchased	(5,111,965)	(7,082,668)	(4,965,000)	(12,757,770)	(240,010,080)	(218,588,260)
Increase (decrease) in net assets derived
from capital share transactions	29,531,595	3,494,212	3,709,908	(5,646,226)	(192,030,614)	(139,289,583)

Net Increase (Decrease) In Net Assets	28,403,309	5,820,047	3,545,599	(3,297,859)	(219,901,966)	(104,045,332)

Net Assets:
Beginning of year	29,436,966	23,616,919	50,305,459	53,603,318	809,011,130	913,056,462
End of year	$57,840,275	$29,436,966	$53,851,058	$50,305,459	$589,109,164	$809,011,130

Undistributed net investment income	$3,521,603	$1,817,897	$1,490,239	$2,294,011	$21,513,372	$22,831,559

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       123

Statements of changes in net assets

Delaware Pooled® Trust

	The		The		The
	Labor Select		Emerging		Emerging
	International Equity		Markets		Markets
	Portfolio		Portfolio		Portfolio II
	Year	Year	Year	Year	Year	6/23/10*
	Ended	Ended	Ended	Ended	Ended	to
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$22,680,370	$23,071,622	$14,121,041	$16,648,177	$129,514	$21,989
Net realized gain (loss) on investments
and foreign currencies	11,639,805	(17,048,455)	66,690,810	27,877,749	506,436	78,177
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(39,040,237)	47,866,697	(107,193,261)	102,109,216	(2,562,825)	1,264,294
Net increase (decrease) in net assets
resulting from operations	(4,720,062)	53,889,864	(26,381,410)	146,635,142	(1,926,875)	1,364,460

Dividends and Distributions to
Shareholders from:
Net investment income	(22,010,265)	(22,976,321)	(16,918,513)	(13,508,314)	(30,588)	—
Net realized gain on investments	—	—	—	—	(87,059)	—
	(22,010,265)	(22,976,321)	(16,918,513)	(13,508,314)	(117,647)	—
Capital Share Transactions:
Proceeds from shares sold	14,449,698	33,763,426	52,338,384	99,252,230	6,955,569	10,000,017
Purchase reimbursement fees		—	290,352	549,874	—	—
Net asset value of shares issued
upon reinvestment of dividends
and distributions	22,010,264	22,846,615	16,562,741	13,194,917	117,647	—
	36,459,962	56,610,041	69,191,477	112,997,021	7,073,216	10,000,017
Cost of shares repurchased	(178,039,136)	(144,289,705)	(245,725,632)	(94,063,461)	(1,054,179)	—
Redemption reimbursement fees	—	—	1,170,221	491,691	—	—
	(178,039,136)	(144,289,705)	(244,555,411)	(93,571,770)	(1,054,179)	—
Increase (decrease) in net assets derived
from capital share transactions	(141,579,174)	(87,679,664)	(175,363,934)	19,425,251	6,019,037	10,000,017

Net Increase (Decrease) In Net Assets	(168,309,501)	(56,766,121)	(218,663,857)	152,552,079	3,974,515	11,364,477

Net Assets:
Beginning of period	740,951,624	797,717,745	750,190,452	597,638,373	11,364,477	—
End of period	$572,642,123	$740,951,624	$531,526,595	$750,190,452	$15,338,992	$11,364,477

Undistributed net investment income	$19,713,120	$19,978,046	$11,016,448	$15,442,928	$95,191	$13,320

*Commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

	The
	Global		The
	Real Estate		Global
	Securities		Fixed Income
	Portfolio		Portfolio
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Increase (Decrease) in Net Assets
from Operations:
Net investment income	$1,643,413	$1,559,719	$2,550,845	$3,674,075
Net realized gain on investments
and foreign currencies	6,574,635	6,110,093	11,015,310	3,063,846
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(6,921,809)	4,475,820	(11,423,378)	6,182,029
Net increase in net assets
resulting from operations	1,296,239	12,145,632	2,142,777	12,919,950

Dividends and Distributions to
Shareholders from:
Net investment income
Original Class	(5,063,856)	(3,905,697)	(5,618,617)	(8,038,391)
Class P	(645)	(444)	—	—
	(5,064,501)	(3,906,141)	(5,618,617)	(8,038,391)
Capital Share Transactions:
Proceeds from shares sold
Original Class	7,162,052	16,986,524	6,624,611	11,960,772
Net asset value of shares issued upon
reinvestment of dividends and
distributions
Original Class	4,620,122	3,574,567	4,824,555	6,831,379
Class P	645	444	—	—
	11,782,819	20,561,535	11,449,166	18,792,151
Cost of shares repurchased
Original Class	(18,962,474)	(23,252,817)	(64,477,324)	(26,597,470)
Decrease in net assets derived
from capital share transactions	(7,179,655)	(2,691,282)	(53,028,158)	(7,805,319)

Net Increase (Decrease) In Net Assets	(10,947,917)	5,548,209	(56,503,998)	(2,923,760)

Net Assets:
Beginning of year	60,315,095	54,766,886	140,280,630	143,204,390
End of year	$49,367,178	$60,315,095	$83,776,632	$140,280,630

Undistributed net investment income	$1,276,350	$2,001,250	$9,280,508	$4,027,932

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$15.130	$13.290	$12.190	$22.370	$20.960

Income (loss) from investment operations:
Net investment income[1]	0.346	0.343	0.354	0.403	0.439
Net realized and unrealized gain (loss) on investments	1.579	1.851	1.067	(8.186)	1.315
Total from investment operations	1.925	2.194	1.421	(7.783)	1.754

Less dividends and distributions from:
Net investment income	(0.485)	(0.354)	(0.321)	(0.613)	(0.344)
Net realized gain on investments	—	—	—	(1.784)	—
Total dividends and distributions	(0.485)	(0.354)	(0.321)	(2.397)	(0.344)

Net asset value, end of period	$16.570	$15.130	$13.290	$12.190	$22.370

Total return[2]	12.98%	16.80%	12.12%	(38.48% )	8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,641	$6,592	$10,105	$8,988	$10,278
Ratio of expenses to average net assets	0.70%	0.70%	0.69%	0.68%	0.69%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.24%	1.02%	0.98%	1.16%	1.00%
Ratio of net investment income to average net assets	2.15%	2.46%	2.99%	2.43%	2.00%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	1.61%	2.14%	2.70%	1.95%	1.69%
Portfolio turnover	133%	42%	26%	34%	14%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11		10/31/10		10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$6.040		$4.980		$4.040	$6.880	$5.770

Income (loss) from investment operations:
Net investment income (loss)[1]	0.003		(0.019)		(0.012)	0.008	(0.016)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.917		1.079		0.959	(2.848)	1.126
Total from investment operations	0.920		1.060		0.947	(2.840)	1.110

Less dividends and distributions from:
Net investment income	—		—		(0.004)	—	—
Return of capital	—		—		(0.003)	—	—
Total dividends and distributions	—		—		(0.007)	—	—

Net asset value, end of period	$6.960		$6.040		$4.980	$4.040	$6.880

Total return[2]	15.23%		21.29%		23.51%	(41.28% )	19.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,978		$11,463		$10,204	$8,933	$2,633
Ratio of expenses to average net assets	0.89%		0.89%		0.89%	0.89%	0.90%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.02%		1.24%		1.18%	1.64%	1.23%
Ratio of net investment income (loss) to average net assets	0.04%		(0.35%	)	(0.29% )	0.15%	(0.26%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(0.09%	)	(0.70%	)	(0.58% )	(0.60% )	(0.59%	)
Portfolio turnover	26%		80%		53%	61%	47%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)      127

Financial highlights

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$8.900	$7.350	$6.220	$10.560	$8.780

Income (loss) from investment operations:
Net investment income[1]	0.053	0.008	0.020	0.018	0.016
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.962	1.559	1.135	(4.256)	1.768
Total from investment operations	1.015	1.567	1.155	(4.238)	1.784

Less dividends and distributions from:
Net investment income	(0.035)	(0.017)	(0.025)	(0.014)	(0.004)
Net realized gain on investments	—	—	—	(0.088)	—
Total dividends and distributions	(0.035)	(0.017)	(0.025)	(0.102)	(0.004)

Net asset value, end of period	$9.880	$8.900	$7.350	$6.220	$10.560

Total return[2]	11.43%	21.35%	18.51%	(40.50% )	20.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,531	$244,124	$251,017	$258,526	$460,900
Ratio of expenses to average net assets	0.64%	0.65%	0.65%	0.65%	0.64%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.64%	0.65%	0.66%	0.65%	0.64%
Ratio of net investment income to average net assets	0.55%	0.10%	0.32%	0.20%	0.17%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	0.55%	0.10%	0.31%	0.20%	0.17%
Portfolio turnover	19%	22%	30%	38%	25%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10		10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$12.290	$8.710		$6.580	$11.360	$10.290

Income (loss) from investment operations:
Net investment income (loss)[1]	0.079	(0.031)		0.013	0.056	0.018
Net realized and unrealized gain (loss) on investments
and foreign currencies	2.547	3.611		2.173	(4.079)	1.527
Total from investment operations	2.626	3.580		2.186	(4.023)	1.545

Less dividends and distributions from:
Net investment income	(0.106)	—		(0.056)	(0.031)	(0.013)
Net realized gain on investments	—	—		—	(0.726)	(0.462)
Total dividends and distributions	(0.106)	—		(0.056)	(0.757)	(0.475)

Net asset value, end of period	$14.810	$12.290		$8.710	$6.580	$11.360

Total return[2]	21.44%	41.10%		33.07%	(37.44% )	15.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,721	$4,613		$3,450	$4,305	$8,781
Ratio of expenses to average net assets	0.92%	0.92%		0.92%	0.92%	0.93%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.05%	1.44%		1.48%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	0.54%	(0.30%	)	0.19%	0.63%	0.18%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.41%	(0.82%	)	(0.37% )	0.43%	(0.01% )
Portfolio turnover	16%	86%		51%	43%	33%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

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Financial highlights

Delaware Pooled® Trust — The Real Estate Investment Trust Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$5.790	$4.260	$4.680	$13.600	$30.730

Income (loss) from investment operations:
Net investment income[1]	0.063	0.090	0.129	0.157	0.150
Net realized and unrealized gain (loss) on investments	0.641	1.561	(0.290)	(3.806)	0.763
Total from investment operations	0.704	1.651	(0.161)	(3.649)	0.913

Less dividends and distributions from:
Net investment income	(0.084)	(0.121)	(0.259)	(0.124)	(0.205)
Net realized gain on investments	—	—	—	(5.147)	(17.838)
Total dividends and distributions	(0.084)	(0.121)	(0.259)	(5.271)	(18.043)

Net asset value, end of period	$6.410	$5.790	$4.260	$4.680	$13.600

Total return[2]	12.37%	39.51%	(2.62% )	(37.42% )	2.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,110	$2,766	$5,231	$5,346	$13,789
Ratio of expenses to average net assets	0.95%	0.95%	0.91%	0.86%	0.88%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	2.03%	1.81%	1.53%	1.20%	0.98%
Ratio of net investment income to average net assets	1.03%	1.82%	3.57%	2.27%	0.97%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	(0.05% )	0.96%	2.95%	1.93%	0.87%
Portfolio turnover	138%	192%	169%	121%	93%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Focus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$9.440	$9.120	$8.150	$9.140	$9.100

Income (loss) from investment operations:
Net investment income[1]	0.234	0.284	0.414	0.403	0.444
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.355	0.456	0.968	(0.753)	(0.030)
Total from investment operations	0.589	0.740	1.382	(0.350)	0.414

Less dividends and distributions from:
Net investment income	(0.279)	(0.420)	(0.412)	(0.640)	(0.374)
Total dividends and distributions	(0.279)	(0.420)	(0.412)	(0.640)	(0.374)

Net asset value, end of period	$9.750	$9.440	$9.120	$8.150	$9.140

Total return[2]	6.49%	8.46%	17.41%	(4.13% )	4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,225	$19,208	$20,550	$30,111	$41,311
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.42%	0.37%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.96%	0.76%	0.71%	0.63%	0.56%
Ratio of net investment income to average net assets	2.53%	3.13%	4.94%	4.63%	4.96%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.00%	2.80%	4.66%	4.39%	4.75%
Portfolio turnover	535%	437%	299%	359%	505%
1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

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Financial highlights

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$8.110	$7.350	$5.580	$8.060	$8.160

Income (loss) from investment operations:
Net investment income[1]	0.613	0.691	0.656	0.590	0.595
Net realized and unrealized gain (loss) on investments	(0.274)	0.731	1.634	(2.492)	(0.062)
Total from investment operations	0.339	1.422	2.290	(1.902)	0.533

Less dividends and distributions from:
Net investment income	(0.619)	(0.662)	(0.520)	(0.578)	(0.633)
Total dividends and distributions	(0.619)	(0.662)	(0.520)	(0.578)	(0.633)

Net asset value, end of period	$7.830	$8.110	$7.350	$5.580	$8.060

Total return[2]	4.52%	20.85%	46.38%	(25.30% )	6.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,840	$29,437	$23,617	$19,814	$21,497
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.54%	0.43%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.60%	0.74%	0.78%	0.77%	0.70%
Ratio of net investment income to average net assets	7.82%	9.29%	11.05%	8.25%	7.45%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	7.81%	9.14%	10.86%	8.02%	7.18%
Portfolio turnover	77%	144%	119%	132%	177%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$10.130	$9.700	$8.290	$9.540	$9.550

Income (loss) from investment operations:
Net investment income[1]	0.369	0.463	0.506	0.467	0.495
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.081	0.660	1.474	(0.991)	(0.065)
Total from investment operations	0.450	1.123	1.980	(0.524)	0.430

Less dividends and distributions from:
Net investment income	(0.530)	(0.693)	(0.570)	(0.726)	(0.440)
Total dividends and distributions	(0.530)	(0.693)	(0.570)	(0.726)	(0.440)

Net asset value, end of period	$10.050	$10.130	$9.700	$8.290	$9.540

Total return[2]	4.80%	12.05%	25.55%	(5.91% )	4.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,851	$50,305	$53,603	$111,496	$190,308
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.42%	0.38%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.64%	0.65%	0.61%	0.57%	0.54%
Ratio of net investment income to average net assets	3.77%	4.80%	5.95%	5.19%	5.29%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	3.58%	4.60%	5.79%	5.03%	5.12%
Portfolio turnover	273%	239%	218%	315%	503%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

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Financial highlights

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$13.680	$12.980	$14.480	$27.200	$25.330

Income (loss) from investment operations:
Net investment income[1]	0.471	0.406	0.382	0.757	0.680
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.596)	0.712	1.296	(10.746)	4.632
Total from investment operations	(0.125)	1.118	1.678	(9.989)	5.312

Less dividends and distributions from:
Net investment income	(0.435)	(0.418)	(1.383)	(0.574)	(0.707)
Net realized gain on investments	—	—	(1.795)	(2.157)	(2.735)
Total dividends and distributions	(0.435)	(0.418)	(3.178)	(2.731)	(3.442)

Net asset value, end of period	$13.120	$13.680	$12.980	$14.480	$27.200

Total return[2]	(0.88% )	8.77%	16.11%	(40.40% )	23.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$589,109	$809,011	$913,056	$1,086,795	$2,519,761
Ratio of expenses to average net assets	0.77%	0.87%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	3.48%	3.18%	3.35%	3.58%	2.73%
Portfolio turnover	22%	18%	18%	9%	17%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$13.570	$12.930	$12.410	$24.530	$22.380

Income (loss) from investment operations:
Net investment income[1]	0.451	0.390	0.364	0.647	0.616
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.695)	0.626	1.445	(9.221)	3.980
Total from investment operations	(0.244)	1.016	1.809	(8.574)	4.596

Less dividends and distributions from:
Net investment income	(0.406)	(0.376)	(0.869)	(0.473)	(0.549)
Net realized gain on investments	—	—	(0.420)	(3.073)	(1.897)
Total dividends and distributions	(0.406)	(0.376)	(1.289)	(3.546)	(2.446)

Net asset value, end of period	$12.920	$13.570	$12.930	$12.410	$24.530

Total return[2]	(1.79% )	8.00%	16.76%	(40.31% )	22.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$572,642	$740,952	$797,718	$639,519	$1,093,092
Ratio of expenses to average net assets	0.85%	0.87%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	3.37%	3.07%	3.26%	3.59%	2.75%
Portfolio turnover	20%	13%	11%	10%	28%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

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Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$11.420	$9.430	$7.580	$18.780	$15.360

Income (loss) from investment operations:
Net investment income[1]	0.266	0.259	0.200	0.347	0.379
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.873)	1.926	3.208	(7.707)	6.084
Total from investment operations	(0.607)	2.185	3.408	(7.360)	6.463

Less dividends and distributions from:
Net investment income	(0.330)	(0.212)	(0.303)	(0.402)	(0.369)
Net realized gain on investments	—	—	(1.268)	(3.447)	(2.727)
Total dividends and distributions	(0.330)	(0.212)	(1.571)	(3.849)	(3.096)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.005	0.009	0.002	0.002	0.038
Redemption reimbursement fees[1,2]	0.022	0.008	0.011	0.007	0.015
	0.027	0.017	0.013	0.009	0.053

Net asset value, end of period	$10.510	$11.420	$9.430	$7.580	$18.780

Total return[3]	(5.22% )	23.79%	57.05%	(48.23% )	49.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,527	$750,190	$597,638	$469,392	$964,310
Ratio of expenses to average net assets	1.14%	1.17%	1.16%	1.15%	1.28%
Ratio of net investment income to average net assets	2.41%	2.57%	2.71%	2.66%	2.46%
Portfolio turnover	39%	39%	40%	43%	47%

1 The average shares outstanding method has been applied for per share information.
2 The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year	6/23/10[1]
	Ended	to
	10/31/11	10/31/10
Net asset value, beginning of period	$9.660	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.089	0.019
Net realized and unrealized gain (loss) on investments
and foreign currencies	(1.099)	1.141
Total from investment operations	(1.010)	1.160

Less dividends and distributions from:
Net investment income	(0.026)	—
Net realized gain on investments	(0.074)	—
Total dividends and distributions	(0.100)	—

Net asset value, end of period	$8.550	$9.660

Total return[3]	(10.58% )	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,339	$11,364
Ratio of expenses to average net assets	1.25%	1.40%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.64%	2.17%
Ratio of net investment income to average net assets	0.94%	0.59%
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly	0.55%	(0.18% )
Portfolio turnover	23%	9%

1 Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       137

Financial highlights

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Original Class
					1/10/07[1]
	Year Ended				to
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$5.790	$5.050	$4.430	$9.020	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.163	0.142	0.139	0.155	0.118
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.061)	0.971	0.490	(4.409)	0.402
Total from investment operations	0.102	1.113	0.629	(4.254)	0.520

Less dividends and distributions from:
Net investment income	(0.502)	(0.373)	(0.009)	(0.336)	—
Total dividends and distributions	(0.502)	(0.373)	(0.009)	(0.336)	—

Net asset value, end of period	$5.390	$5.790	$5.050	$4.430	$9.020

Total return[3]	2.10%	23.49%	13.75%	(48.74% )	6.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,359	$60,307	$54,761	$87,945	$336,203
Ratio of expenses to average net assets	1.14%	1.25%	1.07%	1.09%	1.09%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.24%	1.25%	1.21%	1.12%	1.10%
Ratio of net investment income to average net assets	2.94%	2.77%	3.45%	2.21%	1.71%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.84%	2.77%	3.31%	2.17%	1.70%
Portfolio turnover	155%	185%	124%	96%	56%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Delaware Pooled® Trust — The Global Real Estate Securities Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Class P
					1/10/07[1]
	Year Ended				to
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$5.780	$5.040	$4.420	$9.000	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.148	0.129	0.129	0.137	0.101
Net realized and unrealized gain (loss) on investments
and foreign currencies	(0.069)	0.973	0.491	(4.402)	0.399
Total from investment operations	0.079	1.102	0.620	(4.265)	0.500

Less dividends and distributions from:
Net investment income	(0.489)	(0.362)	—	(0.315)	—
Total dividends and distributions	(0.489)	(0.362)	—	(0.315)	—

Net asset value, end of period	$5.370	$5.780	$5.040	$4.420	$9.000

Total return[3]	1.68%	23.26%	14.03%	(48.88% )	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8	$8	$6	$6	$11
Ratio of expenses to average net assets	1.39%	1.50%	1.32%	1.34%	1.34%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	1.49%	1.50%	1.46%	1.37%	1.35%
Ratio of net investment income to average net assets	2.69%	2.52%	3.20%	1.96%	1.46%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.59%	2.52%	3.06%	1.92%	1.45%
Portfolio turnover	155%	185%	124%	96%	56%

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

(continues)       139

Financial highlights

Delaware Pooled® Trust — The Global Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year Ended
	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of period	$11.680	$11.280	$11.730	$11.820	$11.330

Income from investment operations:
Net investment income[1]	0.259	0.299	0.324	0.304	0.266
Net realized and unrealized gain on investments
and foreign currencies	0.060	0.767	1.494	0.143	0.695
Total from investment operations	0.319	1.066	1.818	0.447	0.961

Less dividends and distributions from:
Net investment income	(0.479)	(0.666)	(2.268)	(0.537)	(0.471)
Total dividends and distributions	(0.479)	(0.666)	(2.268)	(0.537)	(0.471)

Net asset value, end of period	$11.520	$11.680	$11.280	$11.730	$11.820

Total return[2]	3.08%	10.03%	17.52%	3.81%	8.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,777	$140,281	$143,204	$171,162	$282,899
Ratio of expenses to average net assets	0.59%	0.60%	0.60%	0.60%	0.61%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	0.63%	0.64%	0.65%	0.62%	0.63%
Ratio of net investment income to average net assets	2.32%	2.75%	3.06%	2.51%	2.38%
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly	2.28%	2.71%	3.01%	2.49%	2.36%
Portfolio turnover	89%	39%	100%	54%	44%

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

2011 Annual report • Delaware Pooled Trust

Notes to financial statements

Delaware Pooled® Trust
October 31, 2011

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 15 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio, and The Global Fixed Income Portfolio (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20, The Real Estate Investment Trust II, The Global Real Estate Securities, and The Global Fixed Income Portfolios, which are nondiversified. Each Portfolio offers one class of shares except for The Global Real Estate Securities Portfolio which offers Original Class and Class P shares. The Original Class shares do not carry a 12b-1 fee and the Class P shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

The investment objective of The Global Real Estate Securities Portfolio is to seek maximum long-term total return through a combination of current income and capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before

2011 Annual report • Delaware Pooled Trust

(continues)      141

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

the Portfolios value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011, as applicable), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of The Global Real Estate Securities Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Portfolio may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

To Be Announced Trades — The Portfolios may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Portfolios’ ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by the Portfolios to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Portfolios on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls — The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios may enter into mortgage “dollar rolls” in which the Portfolios sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Portfolio being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. The Portfolios account for mortgage-dollar-roll transactions as purchases and sales. These transactions will increase the Portfolios’ portfolio turnover rate.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Portfolios’ prospectuses. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios generally isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the statements of changes in net assets.

2011 Annual report • Delaware Pooled Trust

Other — Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all nonrebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates.

Each Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. Each Portfolio may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2011 are as follows:

Commission Rebates
The Select 20 Portfolio	$772
The Large-Cap Growth Equity Portfolio	2,318
The Focus Smid-Cap Growth Equity Portfolio	881

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2011.

The Portfolios may receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan and certain other expenses) do not exceed specified percentages of average daily net assets of each Portfolio until February 28, 2012. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

2011 Annual report • Delaware Pooled Trust

(continues)       143

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2011 are as follows:

		Contractual
		operating expense
	Management	limitation as
	fee as a percentage	a percentage
	of average daily net	of average daily
	assets (per annum)	net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The Real Estate Investment Trust Portfolio II	0.75%	0.95%
The Core Focus Fixed Income Portfolio	0.40%	0.43%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The International Equity Portfolio	0.75%	— ††
The Labor Select International Equity Portfolio	0.75%	—
The Emerging Markets Portfolio	1.00%	—
The Emerging Markets Portfolio II	1.00%	1.20% †††
The Global Real Estate Securities Portfolio	0.99% *	1.08% **
The Global Fixed Income Portfolio	0.50%	0.60%

†
These operating expense limitations exclude certain expenses, such as 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations.

††	Prior to 2/28/11, there was an expense limitation of 0.90% of average daily net assets for The International Equity Portfolio.
†††	Prior to 2/28/11, the expense limitation was 1.40% of average daily net assets for The Emerging Markets Portfolio II.
*	0.99% on the first $100 million; 0.90% on the next $150 million; 0.80% on assets in excess of $250 million.
**	Prior to 2/28/11, there was no expense limitation for The Global Real Estate Securities Portfolio.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Global Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets.
Sub-advisory fee as a
percentage of average daily
net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%
The Global Fixed Income Portfolio	0.30%

2011 Annual report • Delaware Pooled Trust

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. For these services, the Portfolios pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended October 31, 2011, the Portfolios were charged for these services as follows:

The Large-Cap Value Equity Portfolio	$331
The Select 20 Portfolio	1,193
The Large-Cap Growth Equity Portfolio	9,847
The Focus Smid-Cap Growth Equity Portfolio	480
The Real Estate Investment Trust Portfolio II	146
The Core Focus Fixed Income Portfolio	490
The High-Yield Bond Portfolio	2,364
The Core Plus Fixed Income Portfolio	2,446
The International Equity Portfolio	34,717
The Labor Select International Equity Portfolio	33,331
The Emerging Markets Portfolio	29,009
The Emerging Markets Portfolio II	683
The Global Real Estate Securities Portfolio	2,768
The Global Fixed Income Portfolio	5,446

The Bank of New York Mellon (BNY Mellon) provides custody, fund accounting and financial administration services to the Portfolios.

DSC also provides dividend disbursing and transfer agency services. The Portfolios pay DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, The Global Real Estate Securities Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class P shares. Original Class shares pay no distribution and service expenses.

At October 31, 2011, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

		Dividend
		disbursing,
		transfer
		agent and
		fund accounting		Receivable
		oversight		from DMC
	Investment management	fees, and	Other expenses	under
	fee payable to	other expenses	payable to	expense limitation
	DMC	payable to DSC	DMC and affiliates*	agreement
The Large-Cap Value Equity Portfolio	$—	$67	$48	$3,824
The Select 20 Portfolio	19,884	449	298	—
The Large-Cap Growth Equity Portfolio	77,500	1,755	1,243	—
The Focus Smid-Cap Growth Equity Portfolio	9,133	169	117	—
The Real Estate Investment Trust Portfolio II	—	30	22	3,554
The Core Focus Fixed Income Portfolio	—	65	49	1,625
The High-Yield Bond Portfolio	21,110	584	425	—
The Core Plus Fixed Income Portfolio	8,273	532	398	—
The International Equity Portfolio	193,410	6,175	4,465	—
The Labor Select International Equity Portfolio	360,268	5,982	4,276	—
The Emerging Markets Portfolio	424,995	5,292	3,771	—
The Emerging Markets Portfolio II	8,865	155	110	—
The Global Real Estate Securities Portfolio	40,871	498	363	—
The Global Fixed Income Portfolio	31,835	904	704	—

*DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees, and trustees’ fees.

2011 Annual report • Delaware Pooled Trust

(continues)       145

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates’ employees. For the year ended October 31, 2011, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$169
The Select 20 Portfolio	736
The Large-Cap Growth Equity Portfolio	4,730
The Focus Smid-Cap Growth Equity Portfolio	276
The Real Estate Investment Trust Portfolio II	79
The Core Focus Fixed Income Portfolio	134
The High-Yield Bond Portfolio	1,424
The Core Plus Fixed Income Portfolio	1,209
The International Equity Portfolio	17,208
The Labor Select International Equity Portfolio	17,112
The Emerging Markets Portfolio	14,585
The Emerging Markets Portfolio II	390
The Global Real Estate Securities Portfolio	1,414
The Global Fixed Income Portfolio	2,566

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2011, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	U.S. government	U.S. government	U.S. government	U.S. government
	securities	securities	securities	securities
The Large-Cap Value Equity Portfolio	$8,746,857	$—	$9,394,622	$—
The Select 20 Portfolio	37,635,462	—	6,032,325	—
The Large-Cap Growth Equity Portfolio	37,975,605	—	135,202,859	—
The Focus Smid-Cap Growth Equity Portfolio	12,498,902	—	1,547,654	—
The Real Estate Investment Trust Portfolio II	4,014,249	—	3,993,162	—
The Core Focus Fixed Income Portfolio	28,748,738	21,911,171	41,413,123	22,357,109
The High-Yield Bond Portfolio	64,175,625	—	34,631,755	—
The Core Plus Fixed Income Portfolio	96,859,774	35,760,628	100,183,081	30,695,291
The International Equity Portfolio	151,107,699	—	346,014,794	—
The Labor Select International Equity Portfolio	131,267,166	—	280,140,334	—
The Emerging Markets Portfolio	226,102,391	—	405,332,561	—
The Emerging Markets Portfolio II	8,988,534	—	3,107,470	—
The Global Real Estate Securities Portfolio	84,813,249	—	92,766,098	—
The Global Fixed Income Portfolio	72,462,044	22,858,931	116,082,981	34,642,777

2011 Annual report • Delaware Pooled Trust

At October 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

				Net
		Aggregate	Aggregate	Unrealized
	Cost of	unrealized	unrealized	appreciation
	investments	appreciation	depreciation	(depreciation)
The Large-Cap Value Equity Portfolio	$6,939,913	$140,676	$(450,033)	$(309,357)
The Select 20 Portfolio	41,672,214	5,344,886	(1,499,893)	3,844,993
The Large-Cap Growth Equity Portfolio	137,941,380	43,097,442	(8,046,190)	35,051,252
The Focus Smid-Cap Growth Equity Portfolio	15,621,983	2,073,560	(960,800)	1,112,760
The Real Estate Investment Trust Portfolio II	3,013,366	317,067	(240,762)	76,305
The Core Focus Fixed Income Portfolio	7,199,153	146,127	(61,912)	84,215
The High-Yield Bond Portfolio	64,975,967	926,704	(2,695,730)	(1,769,026)
The Core Plus Fixed Income Portfolio	57,495,705	2,159,570	(1,187,522)	972,048
The International Equity Portfolio	596,346,755	104,964,331	(110,039,234)	(5,074,903)
The Labor Select International Equity Portfolio	615,063,334	105,097,873	(129,567,005)	(24,469,132)
The Emerging Markets Portfolio	533,655,704	58,524,893	(46,469,386)	12,055,507
The Emerging Markets Portfolio II	16,556,365	918,068	(2,311,064)	(1,392,996)
The Global Real Estate Securities Portfolio	57,506,662	4,321,931	(6,650,834)	(2,328,903)
The Global Fixed Income Portfolio	77,500,496	6,193,575	(1,811,225)	4,382,350

U.S. GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs, which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities) The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Common Stock	$6,514,712	$—	$6,514,712
Short-Term Investments	48,000	67,844	115,844
Total	$6,562,712	$67,844	$6,630,556

There were no unobservable inputs used to value investments at the beginning or end of the year.

2011 Annual report • Delaware Pooled Trust

(continues)       147

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Select 20 Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Common Stock	$44,587,147	$—	$44,587,147
Short-Term Investments	339,000	591,060	930,060
Total	$44,926,147	$591,060	$45,517,207

There were no unobservable inputs used to value investments at the beginning or end of the year.

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$168,797,998	$—	$—	$168,797,998
Short-Term Investments	781,000	658,501	—	1,439,501
Securities Lending Collateral	—	2,755,133	—	2,755,133
Total	$169,578,998	$3,413,634	$—	$172,992,632

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Large-Cap Growth Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/10	$11,605
Sales	(11,359)
Net change in unrealized appreciation/depreciation	(246)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(11,017)

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Common Stock	$15,940,243	$—	$15,940,243
Short-Term Investments	522,000	272,500	794,500
Total	$16,462,243	$272,500	$16,734,743

There were no unobservable inputs used to value investments at the beginning or end of the year.

The following table summarizes the valuation of The Real Estate Investment Trust Portfolio II’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Common Stock	$2,923,502	$—	$2,923,502
Investment companies	45,792	—	45,792
Short-Term Investments	72,000	48,377	120,377
Total	$3,041,294	$48,377	$3,089,671

There were no unobservable inputs used to value investments at the beginning or end of the year.

2011 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The Core Focus Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$—	$2,361,515	$—	$2,361,515
Corporate Debt	—	1,519,485	—	1,519,485
Foreign Debt	—	102,366	—	102,366
Municipal Bonds	—	195,671	—	195,671
U.S. Treasury Obligations	—	1,357,094	—	1,357,094
Short-Term Investments	1,007,000	716,419	—	1,723,419
Securities Lending Collateral	—	—	—	—
Preferred Stock	15,655	8,163	—	23,818
Total	$1,022,655	$6,260,713	$—	$7,283,368

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Focus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-	Securities
	Backed	Lending
	Securities	Collateral	Total
Balance as of 10/31/10	$100,500	$2,266	$102,766
Sales	(100,309)	(2,218)	(102,527)
Net realized gains	309	—	309
Net change in unrealized appreciation/depreciation	(500)	(48)	(548)
Balance as of 10/31/11	$—	$—	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$—	$(2,151)	$(2,151)

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$123,337	$—	$—	$123,337
Corporate Debt	—	54,148,633	5,451	54,154,084
Other	500,600	522,091	—	1,022,691
Short-Term Investment	1,356,000	—	—	1,356,000
Securities Lending Collateral	—	6,550,829	—	6,550,829
Total	$1,979,937	$61,221,553	$5,451	$63,206,941

2011 Annual report • Delaware Pooled Trust

(continues)       149

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The High Yield Bond Portfolio
			Securities
	Common	Corporate	Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 10/31/10	$—	$8,501	$1,699	$1	$10,201
Purchases	—	116	—	—	116
Sales	(284)	(81)	(1,663)	(1)	(2,029)
Net realized gain	—	—	—	1	1
Net change in unrealized appreciation/depreciation	284	(3,085)	(36)	(1)	(2,838)
Balance as of 10/31/11	$—	$5,451	$—	$—	$5,451

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$284	$(3,166)	$(1,613)	$—	$(4,495)

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$—	$13,499,277	$102,180	$13,601,457
Corporate Debt	—	25,369,147	—	25,369,147
Foreign Debt	—	4,214,901	—	4,214,901
U.S. Treasury Obligations	—	7,044,361	—	7,044,361
Short-Term Investments	6,986,000	—	—	6,986,000
Securities Lending Collateral	—	1,092,809	—	1,092,809
Preferred Stock	46,839	112,239	—	159,078
Total	$7,032,839	$51,332,734	$102,180	$58,467,753

Foreign Currency Exchange Contracts	$—	$54,337	$—	$54,337
Futures Contracts	83,452	—	—	83,452
Swap Contracts	—	(146,304)	—	(146,304)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	The Core Plus Fixed Income Portfolio
	Agency, Asset-
	Backed and
	Mortgage-		Securities
	Backed	Corporate	Lending
	Securities	Debt	Collateral	Total
Balance as of 10/31/10	$—	$107,069	$2,673	$109,742
Purchases	101,698	—	—	101,698
Sales	—	(108,675)	(2,617)	(111,292)
Net realized gain	—	7,448	—	7,448
Net change in unrealized appreciation/depreciation	482	(5,842)	(56)	(5,416)
Balance as of 10/31/11	$102,180	$—	$—	$102,180

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$482	$—	$(2,538)	$(2,056)

2011 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The International Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$21,723,091	$559,802,843	$—	$581,525,934
Short-Term Investments	5,101,000	1,378,438	—	6,479,438
Securities Lending Collateral	—	3,266,480	—	3,266,480
Total	$26,824,091	$564,447,761	$—	$591,271,852

Foreign Currency Exchange Contracts	$—	$(115,381)	$—	$(115,381)

As a result of utilizing international fair value pricing at October 31, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/10	$77,923
Sales	(76,268)
Net change in unrealized appreciation/depreciation	(1,655)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(73,980)

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$12,058,920	$541,486,529	$—	$553,545,449
Short-Term Investments	13,115,000	4,524,704	—	17,639,704
Securities Lending Collateral	—	19,409,049	—	19,409,049
Total	$25,173,920	$565,420,282	$—	$590,594,202

Foreign Currency Exchange Contracts	$—	$(95,448)	$—	$(95,448)

As a result of utilizing international fair value pricing at October 31, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Labor Select
International Equity Portfolio
Securities
Lending
Collateral
Balance as of 10/31/10	$26,954
Sales	(26,381)
Net change in unrealized appreciation/depreciation	(573)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(25,590)

2011 Annual report • Delaware Pooled Trust

(continues)       151

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Emerging Market Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$166,837,355	$323,344,017	$—	$490,181,372
Preferred Stock	24,627,130	8,810,442	—	33,437,572
Short-Term Investments	6,867,000	618,165	—	7,485,165
Securities Lending Collateral	—	14,607,102	—	14,607,102
Total	$198,331,485	$347,379,726	$—	$545,711,211

Foreign Currency Exchange Contracts	$—	$(7,067)	$—	$(7,067)

As a result of utilizing international fair value pricing at October 31, 2011, the majority of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Emerging Markets Portfolio
Securities
Lending
Collateral
Balance as of 10/31/10	$29,772
Sales	(29,139)
Net change in unrealized appreciation/depreciation	(633)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(28,266)

The following table summarizes the valuation of The Emerging Market Portfolio II’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$8,426,180	$6,549,583	$23,606	$14,999,369
Short-Term Investment	164,000	—	—	164,000
Total	$8,590,180	$6,549,583	$23,606	$15,163,369

As a result of utilizing international fair value pricing at October 31, 2011, a portion of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Emerging Markets Portfolio II
Common
Stock
Balance as of 10/31/10	$—
Purchases	60,900
Sales	(26,675)
Net realized loss	(625)
Net change in unrealized appreciation/depreciation	(9,994)
Balance as of 10/31/11	$23,606

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(9,994)

2011 Annual report • Delaware Pooled Trust

The following table summarizes the valuation of The Global Real Estate Securities Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$25,982,578	$22,957,152	$—	$48,939,730
Short-Term Investments	464,000	973,548	—	1,437,548
Securities Lending Collateral	—	4,800,481	—	4,800,481
Total	$26,446,578	$28,731,181	$—	$55,177,759

Foreign Currency Exchange Contracts	$—	$(5,165)	$—	$(5,165)

As a result of utilizing international fair value pricing at October 31, 2011, a portion of the portfolio was categorized as Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Global Real Estate Securities Portfolio
Securities
Lending
Collateral
Balance as of 10/31/10	$21,486
Sales	(21,030)
Net change in unrealized appreciation/depreciation	(456)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(20,399)

The following table summarizes the valuation of The Global Fixed Income Portfolio’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Total
Foreign Debt	$—	$71,397,528	$71,397,528
U.S. Treasury Obligations	—	9,775,928	9,775,928
Short-Term Investments	413,000	296,390	709,390
Total	$413,000	$81,469,846	$81,882,846

Foreign Currency Exchange Contracts	$—	$81,509	$81,509

There were no unobservable inputs used to value investments at the beginning or end of the year.

During the year ended October 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Portfolios. This does not include transfers between Level 1 investments and Level 2 investments due to the Portfolios utilizing international fair value pricing during the year.

2011 Annual report • Delaware Pooled Trust

(continues)       153

Notes to financial statements

Delaware Pooled® Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

Ordinary
income
Year ended October 31, 2011:
The Large-Cap Value Equity Portfolio	$211,314
The Large-Cap Growth Equity Portfolio	826,516
The Focus Smid-Cap Growth Equity Portfolio	41,867
The Real Estate Investment Trust Portfolio II	40,124
The Core Focus Fixed Income Portfolio	567,674
The High-Yield Bond Portfolio	2,250,664
The Core Plus Fixed Income Portfolio	2,534,908
The International Equity Portfolio	25,012,020
The Labor Select International Equity Portfolio	22,010,265
The Emerging Markets Portfolio	16,918,513
The Emerging Markets Portfolio II	117,647
The Global Real Estate Securities Portfolio	5,064,501
The Global Fixed Income Portfolio	5,618,617

Ordinary
income
Year ended October 31, 2010:
The Large-Cap Value Equity Portfolio	$269,213
The Large-Cap Growth Equity Portfolio	554,027
The Real Estate Investment Trust Portfolio II	148,549
The Core Focus Fixed Income Portfolio	946,676
The High-Yield Bond Portfolio	2,139,650
The Core Plus Fixed Income Portfolio	3,595,170
The International Equity Portfolio	28,823,614
The Labor Select International Equity Portfolio	22,976,321
The Emerging Markets Portfolio	13,508,314
The Global Real Estate Securities Portfolio	3,906,141
The Global Fixed Income Portfolio	8,038,391

2011 Annual report • Delaware Pooled Trust

5. Components of Net Assets on a Tax Basis

As of October 31, 2011, the components of net assets on a tax basis were as follows:

	The		The	The
	Large-Cap	The	Large-Cap	Focus Smid-Cap
	Value Equity	Select 20	Growth Equity	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$7,862,263	$44,936,340	$186,430,117	$16,413,692
Undistributed ordinary income	119,894	10,052	426,423	10,851
Capital loss carryforwards	(1,032,032)	(2,813,454)	(51,376,671)	(815,919)
Unrealized appreciation (depreciation) of investments	(309,357)	3,844,993	35,051,252	1,112,760
Net assets	$6,640,768	$45,977,931	$170,531,121	$16,721,384

	The	The	The	The
	Real Estate	Core Focus	High-Yield	Core Plus
	Investment Trust	Fixed Income	Bond	Fixed Income
	Portfolio II*	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$5,571,271	$5,977,065	$58,905,296	$54,532,154
Undistributed ordinary income	20,118	179,918	3,521,603	1,546,077
Capital loss carryforwards	(2,557,434)	(16,340)	(2,817,600)	(3,093,943)
Other temporary differences	—	—	—	43,066
Unrealized appreciation of investments
and foreign currencies	76,305	84,215	(1,769,024)	823,704
Net assets	$3,110,260	$6,224,858	$57,840,275	$53,851,058

		The
	The	Labor Select	The
	International	International	Emerging
	Equity	Equity	Markets
	Portfolio	Portfolio	Portfolio
Shares of beneficial interest	$742,519,625	$667,484,626	$465,668,883
Undistributed ordinary income	21,397,991	19,617,672	11,630,092
Undistributed long-term capital gain	—	—	42,295,590
Capital loss carryforwards	(169,891,479)	(90,062,151)	—
Unrealized appreciation (depreciation) of investments
and foreign currencies	(4,916,973)	(24,398,024)	11,932,030
Net assets	$589,109,164	$572,642,123	$531,526,595

2011 Annual report • Delaware Pooled Trust

(continues)       155

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

		The	The
	The	Global	Global
	Emerging	Real Estate	Fixed
	Markets	Securities	Income
	Portfolio II	Portfolio*	Portfolio
Shares of beneficial interest	$16,019,054	$157,314,625	$69,934,927
Undistributed ordinary income	721,107	2,045,633	9,501,199
Undistributed long-term capital gain	872	—	—
Capital loss carryforwards	—	(107,663,239)	—
Other temporary differences	—	—	(22,316)
Unrealized appreciation (depreciation) of investments
and foreign currencies	(1,402,041)	(2,329,841)	4,362,822
Net assets	$15,338,992	$49,367,178	$83,776,632

*The undistributed earnings for The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on forward foreign currency contracts, straddle loss deferrals, tax recognition of unrealized gain on passive foreign investment companies, contingent payment debt instruments, the tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, CDS and interest rate swaps, tax treatment of Brazilian taxes and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2011, the Portfolios recorded the following reclassifications.

	Undistributed	Accumulated
	(distributions in excess of)	net realized	Paid-in
	net investment income (loss)	gain (loss)	Capital
The Select 20 Portfolio	$—	$319,328	$(319,328)
The Core Focus Fixed Income Portfolio	11,103	(11,103)	—
The High-Yield Bond Portfolio	218,830	(218,830)	—
The Core Plus Fixed Income Portfolio	(132,551)	132,551	—
The International Equity Portfolio	(714,160)	714,160	—
The Labor Select International Equity Portfolio	(935,031)	935,031	—
The Emerging Markets Portfolio	(1,629,008)	513,608	1,115,400
The Emerging Markets Portfolio II	(17,055)	17,055	—
The Global Real Estate Securities Portfolio	2,696,188	(2,701,121)	4,933
The Global Fixed Income Portfolio	8,320,348	(10,595,980)	2,275,632

2011 Annual report • Delaware Pooled Trust

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains.

In 2011, the Portfolios utilized capital loss carryforwards as follows:

Capital loss
carryforwards utilized
The Large-Cap Value Equity Portfolio	$1,362,874
The Select 20 Portfolio	277,389
The Large-Cap Growth Equity Portfolio	26,973,954
The Focus Smid-Cap Growth Equity Portfolio	201,699
The Real Estate Investment Trust Portfolio II	232,567
The Core Focus Fixed Income Portfolio	504,001
The High-Yield Bond Portfolio	834,927
The Core Plus Fixed Income Portfolio	2,004,493
The International Equity Portfolio	12,025,743
The Labor Select International Equity Portfolio	13,769,120
The Emerging Markets Portfolio	24,783,996
The Global Real Estate Securities Portfolio	1,570,264
The Global Fixed Income Portfolio	38,911

In 2011, the following capital loss carryforwards expired:
Capital loss
carryforwards expired
The Select 20 Portfolio	$319,328

Capital loss carryforwards remaining at October 31, 2011 will expire as follows:

	Year of expiration
	2014	2016	2017	2018	Total
The Large-Cap Value Equity Portfolio	$—	$280,822	$751,210	$—	$1,032,032
The Select 20 Portfolio	76,954	106,744	2,629,756	—	2,813,454
The Large-Cap Growth Equity Portfolio	—	—	49,183,718	2,192,953	51,376,671
The Focus Smid-Cap Growth Equity Portfolio	—	—	815,919	—	815,919
The Real Estate Investment Trust Portfolio II	—	1,013,634	1,521,902	21,898	2,557,434
The Core Focus Fixed Income Portfolio	—	—	16,340	—	16,340
The High-Yield Bond Portfolio	—	602,259	2,215,341	—	2,817,600
The Core Plus Fixed Income Portfolio	—	812,564	2,281,379	—	3,093,943
The International Equity Portfolio	—	—	156,031,998	13,859,481	169,891,479
The Labor Select International Equity Portfolio	—	—	71,586,349	18,475,802	90,062,151
The Global Real Estate Securities Portfolio	—	53,477,898	50,784,384	3,400,957	107,663,239

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

2011 Annual report • Delaware Pooled Trust

(continues)       157

Notes to financial statements

Delaware Pooled® Trust

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment		Net
	Shares	of dividends	Shares	increase
	sold	and distributions	repurchased	(decrease)
Year ended October 31, 2011:
The Large-Cap Value Equity Portfolio	456,892	13,757	(505,546)	(34,897)
The Select 20 Portfolio	5,104,499	—	(399,742)	4,704,757
The Large-Cap Growth Equity Portfolio	557,240	76,367	(10,795,913)	(10,162,306)
The Focus Smid-Cap Growth Equity Portfolio	769,111	2,648	(18,535)	753,224
The Real Estate Investment Trust Portfolio II	—	7,178	—	7,178
The Core Focus Fixed Income Portfolio	61,040	63,215	(1,520,258)	(1,396,003)
The High-Yield Bond Portfolio	4,099,938	300,088	(645,896)	3,754,130
The Core Plus Fixed Income Portfolio	625,535	269,671	(505,487)	389,719
The International Equity Portfolio	2,513,236	1,072,995	(17,810,194)	(14,223,963)
The Labor Select International Equity Portfolio	1,109,058	1,706,222	(13,111,471)	(10,296,191)
The Emerging Markets Portfolio	4,894,763	1,497,535	(21,496,933)	(15,104,635)
The Emerging Markets Portfolio II	709,618	12,091	(104,478)	617,231
The Global Real Estate Securities Portfolio — Original Class	1,295,717	890,197	(3,439,667)	(1,253,753)
The Global Real Estate Securities Portfolio — Class P	—	125	—	125
The Global Fixed Income Portfolio	597,597	454,718	(5,784,410)	(4,732,095)

Year ended October 31, 2010:
The Large-Cap Value Equity Portfolio	175,466	17,372	(517,627)	(324,789)
The Select 20 Portfolio	687,803	—	(837,298)	(149,495)
The Large-Cap Growth Equity Portfolio	798,974	48,225	(7,591,330)	(6,744,131)
The Focus Smid-Cap Growth Equity Portfolio	181,698	—	(202,377)	(20,679)
The Real Estate Investment Trust Portfolio II	—	32,434	(782,439)	(750,005)
The Core Focus Fixed Income Portfolio	47,913	103,164	(370,394)	(219,317)
The High-Yield Bond Portfolio	1,099,387	307,863	(988,798)	418,452
The Core Plus Fixed Income Portfolio	369,239	389,931	(1,317,236)	(558,066)
The International Equity Portfolio	5,047,375	1,149,637	(17,437,364)	(11,240,352)
The Labor Select International Equity Portfolio	2,681,964	1,762,856	(11,523,071)	(7,078,251)
The Emerging Markets Portfolio	9,917,765	1,381,667	(9,003,085)	2,296,347
The Emerging Markets Portfolio II*	1,176,473	—	—	1,176,473
The Global Real Estate Securities Portfolio — Original Class	3,376,120	738,547	(4,538,708)	(424,041)
The Global Real Estate Securities Portfolio — Class P	—	91	—	91
The Global Fixed Income Portfolio	1,096,047	642,047	(2,422,757)	(684,663)

*Commenced operations June 23, 2010.

2011 Annual report • Delaware Pooled Trust

7. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments® Family of Funds (Participants), were participants in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

The Portfolios, along with the other Participants, entered into amendments to the agreement for a $50,000,000 and $100,000,000 revolving line of credit on November 16, 2010 and August 1, 2011, respectively. The line of credit under the agreement as amended expired on November 15, 2011.

On November 15, 2011, the Portfolios, along with the other Participants, entered into an agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Portfolios had no amounts outstanding as of October 31, 2011 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, and The Global Fixed Income Portfolios may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolios’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The Core Plus Fixed Income, The Emerging Markets, The Emerging Markets II, and The Global Real Estate Securities Portfolios may use futures in the normal course of pursuing their investment objectives. Each Portfolio may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — The Portfolios may buy or write options contracts for any number of reasons, including: to manage a Portfolio’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting a Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. A Portfolio may buy or write call or put options on securities, financial indices, and foreign currencies. When a Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When a Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by a Portfolio on

2011 Annual report • Delaware Pooled Trust

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Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. A Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, a Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the year ended October 31, 2011 for The Core Plus Fixed Income Portfolio was as follows:

	Number of
	Contracts	Premium
Options outstanding at October 31, 2010	—	$—
Options written	2	464
Options terminated in closing purchase transactions	(2)	(464)
Options outstanding at October 31, 2011	—	$—

Swap Contracts — The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and credit default swap (CDS) contracts in accordance with their investment objectives. The High-Yield Bond Portfolio may enter into CDS contracts in accordance with its investment objective. The Portfolios may use interest rate swaps to adjust the Portfolios’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolios invest in, such as the corporate bond market. The Portfolios may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolios on favorable terms. The Portfolios may use inflation swaps to hedge the inflation risk in nominal bonds, there-by creating synthetic inflation-indexed bonds. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by a Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust a Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Index swaps. Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, a Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, a Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

2011 Annual report • Delaware Pooled Trust

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2011, the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

At October 31, 2011, the net unrealized depreciation of credit default swaps for The Core Plus Fixed Income Portfolio was $146,304. If a credit event had occurred for all swap transactions where collateral posting was required as of October 31, 2011, the swaps’ credit related features would have been triggered and The Core Plus Fixed Income Portfolio would have received EUR 1,345,000 and USD 3,945,000 less the value of the contracts’ related reference obligations. The Core Plus Fixed Income Portfolio received securities collateral of $187,000 for certain open derivatives.

As disclosed in the footnotes to the statement of net assets, at October 31, 2011, the notional value of the protection sold for The Core Plus Fixed Income Portfolio was $220,000, which reflects the maximum potential amount the Portfolio could be required to make as a seller of credit protection if a credit event occurs. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At October 31, 2011, the net unrealized appreciation of the protection sold was $5,744.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between a Portfolio and the counterparty and by the posting of collateral by the counterparty to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

Fair values of derivative instruments as of October 31, 2011 were as follows:

	The Core Plus Fixed Income Portfolio
	Asset Derivatives			Liability Derivatives
	Statement of Net Assets Location	Fair Value		Statement of Net Assets Location	Fair Value
Forward currency exchange contracts	Other liabilities net of receivables			Other liabilities net of receivables
(Foreign currency exchange contracts)	and other assets	$54,337		and other assets	$—
Interest rate contracts	Other liabilities net of receivables			Other liabilities net of receivables
(Futures contracts)	and other assets	83,452	*	and other assets	—
Credit and inflation contracts	Other liabilities net of receivables			Other liabilities net of receivables
(Swap contracts)	and other assets	—		and other assets	(146,304)
Total		$137,789			$(146,304)

*Includes cumulative depreciation of futures contracts from the date the contracts are opened through October 31, 2011. Only current day variation margin is reported with the Portfolio’s assets and liabilities.

2011 Annual report • Delaware Pooled Trust

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Notes to financial statements

Delaware Pooled® Trust

8. Derivatives (continued)

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011 was as follows:

The Core Plus Fixed Income Portfolio
Change in Unrealized
Appreciation
		Realized Gain or	or Depreciation
		Loss on Derivatives	on Derivatives
	Location of Gain or Loss on Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Forward currency exchange contracts	Net realized loss on foreign currencies and net
(Foreign currency exchange contracts)	change in unrealized appreciation/depreciation of
	investments and foreign currencies	$(301,709)	$56,527
Interest rate contracts	Net realized gain on futures contracts and net
(Futures contracts)	change in unrealized appreciation/depreciation of
	investments and foreign currencies	289,820	55,963
Equity contracts	Net realized loss on written options and net
(Written Options)	change in unrealized appreciation/depreciation of
	investments and foreign currencies	(1,384)	—
Credit contracts	Net realized gain on swap contracts and net
(Swap and Inflation contracts)	change in unrealized appreciation/depreciation of
	investments and foreign currencies	178,551	(174,820)
Total		$165,278	$(62,330)

The table below summarizes the average balance of derivative holdings by each Portfolio during the year ended October 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended October 31, 2011.

		Asset Derivative Volume
	Forward Foreign	Futures	Option	Swap
	Currency	Contracts	Contracts	Contracts
	Contracts	(Average	(Average	(Average
	(Average Cost)	Notional Amount)	Notional Amount)	Notional Amount)
The Core Focus Fixed Income Portfolio	$—	$—	$—	$10,452
The Core Plus Fixed Income Portfolio	507,197	2,656,822	551	305,836
The International Equity Portfolio	258,966	—	—	—
The Labor Select International Equity Portfolio	186,672	—	—	—
The Emerging Markets Portfolio	205,539	—	—	—
The Emerging Markets Portfolio II	10,715	—	—	—
The Global Real Estate Securities Portfolio	130,613	—	—	—
The Global Fixed Income Portfolio	4,233,939	—	—	—

		Liability Derivative Volume
	Forward Foreign	Futures	Option	Swap
	Currency	Contracts	Contracts	Contracts
	Contracts	(Average	(Average	(Average
	(Average Cost)	Notional Amount)	Notional Cost)	Notional Value)
The Core Focus Fixed Income Portfolio	$—	$—	$—	$—
The Core Plus Fixed Income Portfolio	1,065,306	1,077,988	4	1,752,595
The International Equity Portfolio	18,614,775	—	—	—
The Labor Select International Equity Portfolio	20,075,942	—	—	—
The Emerging Markets Portfolio	474,334	—	—	—
The Emerging Markets Portfolio II	4,064	—	—	—
The Global Real Estate Securities Portfolio	148,664	—	—	—
The Global Fixed Income Portfolio	4,252,984	—	—	—

2011 Annual report • Delaware Pooled Trust

9. Securities Lending

The Portfolios, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolios may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolios may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Portfolios would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Portfolios’ previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Portfolios’ exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Portfolios can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios or, at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolios receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolios, the security lending agent and the borrower. The Portfolios record security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan and the value of invested collateral are presented below, for which the Portfolios received collateral, comprised of non-cash collateral and cash collateral. Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

	Value		Cash	Value of
	of securities	Non-cash	collateral	invested
	on loan	collateral	received	collateral
The Large-Cap Growth Equity Portfolio	$2,787,408	$—	$2,971,773	$2,755,133
The Core Focus Fixed Income Portfolio	213,067	215,803	63,319	21,031
The High-Yield Bond Portfolio	5,922,424	—	6,582,556	6,550,829
The Core Plus Fixed Income Portfolio	3,266,065	2,198,974	1,142,718	1,092,809
The International Equity Portfolio	—	—	4,713,767 *	3,266,480
The Labor Select International Equity Portfolio	1,283,348	—	19,913,219	19,409,049
The Emerging Markets Portfolio	13,796,620	—	15,163,636	14,607,102
The Global Real Estate Securities Portfolio	4,941,157	—	5,198,031	4,800,481

* The cash collateral received for The International Equity Portfolio represents a pre-collateralized loan.

2011 Annual report • Delaware Pooled Trust

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Notes to financial statements

Delaware Pooled® Trust

10. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, and The Global Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. The Core Plus Fixed Income Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Core Focus Fixed Income, The Core Plus Fixed Income, The Global Real Estate Securities, and The Global Fixed Income Portfolios invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup their initial investments in these securities even if the securities are rated in the highest rating categories.

The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio’s net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, and The Global Real Estate Securities Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statements of net assets.

The Select 20, The Focus Smid-Cap Growth Equity, and The Global Real Estate Securities Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II and The Global Real Estate Securities Portfolio concentrate their investments in the real estate industry and are subject to the risks associated with that industry. If a Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. These Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts they hold use floating rate debt to finance their ongoing operations. Each Portfolio’s investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

11. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios’ existing contracts and expects the risk of loss to be remote.

2011 Annual report • Delaware Pooled Trust

12. In-Kind Redemptions

During the year ended October 31, 2011, the following portfolios satisfied withdrawal requests with transfers of securities and cash, resulting in net realized gain.

	Securities and cash	Net realized gain
The Emerging Markets Portfolio	$14,578,113	$1,176,448
The Global Fixed Income Portfolio	32,829,482	2,275,633

13. Subsequent Events

Proxy Results

At a Special Meeting of Shareholders of Delaware Pooled Trust (the Trust), on behalf of The International Equity Portfolio (the Portfolio), held on November 21, 2011 and reconvened on November 23, 2011, the shareholders of the Portfolio voted to approve a new investment advisory agreement among The International Equity Portfolio, Delaware Management Company and Mondrian Investment Partners Limited.

The International Equity Portfolio
Shares Voted For	30,588,085.897
Percentage of Outstanding Shares	65.391%
Percentage of Shares Voted	99.943%
Shares Voted Against	4,663.475
Percentage of Outstanding Shares	0.010%
Percentage of Shares Voted	0.015%
Shares Abstained	13,079.934
Percentage of Outstanding Shares	0.028%
Percentage of Shares Voted	0.042%
Broker Non-Votes

Management has determined that no other material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Portfolios’ financial statements.

14. Tax Information (Unaudited)

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of each Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

2011 Annual report • Delaware Pooled Trust

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Notes to financial statements

Delaware Pooled® Trust

14. Tax Information (Unaudited) (continued)

For the fiscal year ended October 31, 2011, each Portfolio designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary		Total
	Capital Gains	Income	Return	Distribution
	Distributions	Distributions*	of Capital	Qualifying	(C)
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	—	100%	—	100%	100%
The Large-Cap Growth Equity Portfolio	—	100%	—	100%	100%
The Focus Smid-Cap Growth Equity Portfolio	—	100%	—	100%	—
The Real Estate Investment Trust Portfolio II	—	100%	—	100%	1%
The Core Focus Fixed Income Portfolio	—	100%	—	100%	—
The High-Yield Bond Portfolio	—	100%	—	100%	—
The Core Plus Fixed Income Portfolio	—	100%	—	100%	—
The International Equity Portfolio	—	100%	—	100%	—
The Labor Select International Equity Portfolio	—	100%	—	100%	—
The Emerging Markets Portfolio	—	100%	—	100%	—
The Emerging Markets Portfolio II	—	100%	—	100%	17%
The Global Real Estate Securities Portfolio	—	100%	—	100%	—
The Global Fixed Income Portfolio	—	100%	—	100%	—

(A) and (B) are based on a percentage of each Portfolio’s total distributions.
(C) is based on a percentage of each Portfolio’s ordinary income distributions.
1	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*
For the fiscal year ended October 31, 2011, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	$189,075
The Large-Cap Growth Equity Portfolio	826,516
The Real Estate Investment Trust Portfolio II	250
The Core Focus Fixed Income Portfolio	654
The High-Yield Bond Portfolio	1,140
The Core Plus Fixed Income Portfolio	14
The International Equity Portfolio	3,103,542
The Emerging Markets Portfolio	193,908
The Emerging Markets Portfolio II	26,845
The Global Real Estate Securities Portfolio	6,059

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II and The Global Real Estate Securities Portfolio intend to pass through foreign tax credits in the maximum amount of $1,674,469, $1,274,644, $1,112,247, $13,918 and $47,949, respectively. The gross foreign source income earned during the fiscal year 2011 was $29,207,298, $29,707,439, $22,571,633, $307,501 and $1,782,063, respectively. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

2011 Annual report • Delaware Pooled Trust

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled Trust and the Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio and The Global Fixed Income Portfolio:

In our opinion, the accompanying statements of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio and The Global Fixed Income Portfolio (fourteen of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2009 and for all prior periods presented were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2011

2011 Annual report • Delaware Pooled Trust

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements

At a meeting held on August 16-17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements and Sub-Advisory Agreements, as applicable, for each of the series of Delaware Pooled Trust (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”) and Sub-advisory Agreement with Mondrian Investment Partners Limited (“Mondrian”), which included materials provided by DMC and its affiliates (“Delaware Investments”) and Mondrian, as applicable, concerning, among other things, the nature, extent and quality of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s or Mondrian’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreements, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Portfolios. The Board once again noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the same Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Nature, Extent and Quality of Service. The Board considered the services to be provided by Mondrian to the Portfolios and their shareholders, as applicable. In reviewing the nature, extent and quality of services, the Board noted that reports are furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of Mondrian personnel with the Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent and quality of the overall services proposed to be provided by Mondrian.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The Core Focus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five-year period was in the second quartile. The Board noted that the Portfolio’s performance results were mixed. In evaluating the Portfolio’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

2011 Annual report • Delaware Pooled Trust

The Core Plus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile. The Board was satisfied with performance.

The Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the one-year period was in the third quartile. The Board was satisfied with performance.

The Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile. The Board was satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Global Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Global Real Estate Securities Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the third quartile. The Portfolio’s performance results were mixed but tended toward above median, which was acceptable.

The High-Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the one- and three-year periods was in the third and second quartiles, respectively, of its Performance Universe. The Board was satisfied with performance.

The Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large cap core funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the fourth, third, second and first quartiles, respectively, of its Performance Universe. The Board noted that the Portfolio’s performance results were mixed. In evaluating the Portfolio’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

The Large Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five-year period was in the third quartile. The Portfolio’s performance results were mixed but tended toward above median, which was acceptable.

The Large-Cap Value Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the ten-year period was in the second quartile. The Board was satisfied with performance.

2011 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

The Real Estate Investment Trust Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three- and ten- year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five-year period was in the second quartile. The Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five- and ten-year periods was in the third quartile of its Performance Universe. The Portfolio’s performance results were not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Portfolio as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The Core Focus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Core Plus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group. The Board also considered the subadvisory fee charged by Mondrian with respect to the Portfolio as well as information on the fees charged by Mondrian with respect to similar products.

The Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2012 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and bring it in line with the Board’s objective.

The Focus Smid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Groups.

The Global Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group. The Board also considered the subadvisory fee charged by Mondrian with respect to the Portfolio as well as information on the fees charged by Mondrian with respect to similar products.

The Global Real Estate Securities Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Portfolio’s total expenses were not in line with the Boards’ objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2012 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and bring it in line with the Board’s objective.

2011 Annual report • Delaware Pooled Trust

The High-Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total return was in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group. The Board also considered the subadvisory fee charged by Mondrian with respect to the Portfolio as well as information on the fees charged by Mondrian with respect to similar products.

The Large-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Real Estate Investment Trust Portfolio II – The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total return was in the quartile with the lowest expense of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board was also given profitability information provided by Mondrian with respect to the Portfolios that it sub-advises. The Board also considered the extent to which Delaware Investments and Mondrian might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which, for The Global Real Estate Securities Portfolio, includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contracts for each of The Emerging Markets Portfolio II and The Global Real Estate Securities Portfolio did not fall within the standard structure. With respect to The Emerging Markets Portfolio II, Management explained that the portfolio management fee was priced in between the management fee for each of standard international equity funds and special international equity funds. With respect to The Global Real Estate Securities Portfolio, Management explained that the Portfolio’s fee is based on the combination of special international equity and special domestic equity features within the Portfolio. Although the Global Real Estate Securities portfolio has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that if the Portfolio grows, economies of scale may be shared.

2011 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Pooled Trust (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Fund management

Robert Akester
Senior Portfolio Manager — Mondrian Investment Partners Limited
The Emerging Markets Portfolio

A graduate of University College, London, Robert Akester joined Mondrian in 1996. Prior to joining Mondrian he was a Director of Hill Samuel Investment Management where he had responsibility for significant overseas clients and Far Eastern markets. Akester is an Associate of the Institute of Actuaries and holder of its Certificate in Finance and Investment. He has nearly 40 years of investment experience, including more than 30 years of involvement in emerging markets. Akester is a Senior Portfolio Manager in the Emerging Markets Portfolio team.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

2011 Annual report • Delaware Pooled Trust

Joanna Bates
Senior Portfolio Manager — Mondrian Investment Partners Limited
The Global Fixed Income Portfolio

Joanna Bates is a graduate of London University. She joined Mondrian’s fixed income team in 1997, before which she was Associate Director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Bates is a Senior Portfolio Manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Bates holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Nigel Bliss
Senior Portfolio Manager — Mondrian Investment Partners Limited
The Labor Select International Equity Portfolio

Nigel Bliss is a graduate of the University of Manchester. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Bliss is a Senior Portfolio Manager in the Pacific Team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. Bliss is an Associate of the UK Society of Investment Professionals. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

2011 Annual report • Delaware Pooled Trust

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Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
The Emerging Markets Portfolio II

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007, and a global opportunities hedge fund. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Elizabeth A. Desmond
Director/Chief Investment Officer, International Equities
Mondrian Investment Partners Limited
The International Equity Portfolio

Elizabeth A. Desmond is a graduate of Wellesley College and the masters program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

2011 Annual report • Delaware Pooled Trust

Chuck M. Devereux
Senior Vice President, Director of Credit Research
The High-Yield Bond Portfolio
The Core Focus Fixed Income Portfolio

Chuck M. Devereux is the head of the firm’s taxable credit research department. In addition, he serves as a consultant for the team responsible for portfolio management of some of the firm’s fixed income products. Prior to April 2007, he was a senior vice president and co-head of the firm’s private placements group, which has responsibility for managing a portfolio of approximately $8 billion of privately placed securities. Prior to joining Delaware Investments in 2001, Devereux was employed by Valuemetrics/VM Equity Partners, a financial advisory and investment banking firm, where he participated in financial advisory and capital-raising efforts for privately held, middle-market companies. These efforts included placements of traditional corporate debt and equity as well as mezzanine and venture-capital financings. Prior to Valuemetrics/VM Equity Partners, he was a trust officer in the privately held asset division of the Northern Trust Corporation for three years. Devereux earned an MBA with a concentration in finance from DePaul University and a bachelor’s degree in economics from St. Joseph’s College.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst
The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

2011 Annual report • Delaware Pooled Trust

(continues)       175

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Clive A. Gillmore
Chief Executive Officer
Mondrian Investment Partners Limited
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio

Clive A. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Gillmore joined Mondrian Investment Partners’ predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has more than 20 years’ experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Gillmore is CEO of Mondrian. He is a member of Mondrian’s Equity Strategy Committee, Chairman of the Emerging Markets Strategy Committee (where his research specialization lies), and a member of the Management Steering Committee.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

John Kirk
Deputy Chief Executive Officer — Mondrian Investment Partners Limited
The Global Fixed Income Portfolio

John Kirk is a Math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Mondrian in 1998, Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income. Kirk started his career at Ford Motor Company as a member of their operations research group. Kirk leads Mondrian’s credit research and heads the Global Credit Valuation Committee.

2011 Annual report • Delaware Pooled Trust

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Emma R. E. Lewis
Senior Portfolio Manager — Mondrian Investment Partners Limited
The Labor Select International Equity Portfolio

Emma R.E. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Lewis is currently a Senior Portfolio Manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, she began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Lewis holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

2011 Annual report • Delaware Pooled Trust

(continues)       177

Other Portfolio information
(Unaudited)

Delaware Pooled® Trust

Nigel G. May
Deputy Chief Executive Officer — Mondrian Investment Partners Limited
The International Equity Portfolio

Nigel G. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European team’s research effort since 1995, he now has responsibility for several investment products, including Global Equity. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Christopher A. Moth
Director/Chief Investment Officer, Global Fixed Income and Currency — Mondrian Investment Partners Limited
The Global Fixed Income Portfolio

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian’s fixed income product, and was primarily responsible for the structure of the company’s in-house systems to control and facilitate the investment process. Moth chairs the Global Fixed Income and Currency Committee meeting.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader
The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining the firm, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

2011 Annual report • Delaware Pooled Trust

David G. Tilles
Executive Chairman of Mondrian Investment Partners Limited
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio

David G. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as founding managing director and chief investment officer, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. Tilles was appointed executive chairman in November 2007. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity
The Select 20 Portfolio
The Large-Cap Growth Equity Portfolio

Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)
The Global Real Estate Securities Portfolio
The Real Estate Investment Trust Portfolio II

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

2011 Annual report • Delaware Pooled Trust

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	74	Director and Audit
2005 Market Street	President,	since August 16, 2006	various executive capacities		Committee Member
Philadelphia, PA 19103	Chief Executive		at different times at		Kaydon Corp.
	Officer, and	President and	Delaware Investments.[2]
April 1963	Trustee	Chief Executive Officer			Board of Governors Member
		since August 1, 2006			Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005	Private Investor	74	Chairman of Investment
2005 Market Street			(March 2004–Present)		Committee
Philadelphia, PA 19103					Pennsylvania Academy of
			Investment Manager		Fine Arts
October 1947			Morgan Stanley & Co.
			(January 1984–March 2004)		Investment Committee and
Governance Committee
Member
Pennsylvania Horticultural
Society

Director
Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

2011 Annual report • Delaware Pooled Trust

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001	President	74	Board of Governors Member —
2005 Market Street			Drexel University		NASDAQ OMX PHLX LLC
Philadelphia, PA 19103			(August 2010–Present)
Director and Audit
May 1960			President		Committee Member
			Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
Director — Ecore
International
(2009–2010)

Director — Allied
Barton Securities Holdings
(2005–2008)
Anthony D. Knerr	Trustee	Since April 1990	Managing Director	74	None
2005 Market Street			Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since March 2005	Chief Investment Officer	74	None
2005 Market Street			Assurant, Inc. (Insurance)
Philadelphia, PA 19103			(2002–2004)

June 1947

Ann R. Leven	Trustee	Since October 1989	Consultant	74	Director and Audit
2005 Market Street			ARL Associates		Committee Chair
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983–Present)		(2001–2009)
November 1940
Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Executive Advisor to Dean	74	Trust Manager — Camden
2005 Market Street			(since August 2011) and		Property Trust
Philadelphia, PA 19103			Interim Dean		(since August 2011)
(January 2011–July 2011) —
January 1956			University of Miami School of		Board of Trustees
			Business Administration		Thunderbird School of
Global Management
			President — U.S. Trust,		(2007–2011)
Bank of America Private
			Wealth Management		Board of Trustees
			(Private Banking)		Carrollton School of the
			(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
			(November 2005–June 2007) and		Board Member
			Chief Executive Officer		Foreign Policy Association
			(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
			(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

2011 Annual report • Delaware Pooled Trust

(continues)       181

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	74	Director and Audit
2005 Market Street			(January 2006–Present)		Committee Member
Philadelphia, PA 19103			Vice President — Mergers &		Okabena Company
Acquisitions
July 1948			(January 2003–January 2006),		Chair — 3M
			and Vice President		Investment Management
			and Treasurer		Company
(July 1995–January 2003)
3M Corporation

J. Richard Zecher	Trustee	Since March 2005	Founder	74	Director and Audit
2005 Market Street			Investor Analytics		Committee Member
Philadelphia,			(Risk Management)		Investor Analytics
PA 19103			(May 1999–Present)

July 1940			Founder		Director
			Sutton Asset Management		Oxigene, Inc.
			(Hedge Fund)		(2003–2008)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	74	None[3]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia,	Counsel, and Secretary	and Secretary	General Counsel of
PA 19103		since October 2005	Delaware Investments
since 2000.
December 1963

Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	74	None[3]
2005 Market Street	and Treasurer	since October 2007	in various capacities at
Philadelphia,			different times at
PA 19103			Delaware Investments.

October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,	David P. O’Connor has served in	74	None[3]
2005 Market Street	General Counsel,	General Counsel, and	various executive and legal
Philadelphia,	and Chief	Chief Legal Officer	capacities at different times
PA 19103	Legal Officer	since October 2005	at Delaware Investments.

February 1966

Richard Salus	Senior Vice President	Chief Financial	Richard Salus has served in	74	None[3]
2005 Market Street	and Chief	Officer since	various executive capacities
Philadelphia,	Financial Officer	November 2006	at different times at
PA 19103			Delaware Investments.

October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

2011 Annual report • Delaware Pooled Trust

Fund officers and portfolio managers

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer —
Delaware Investments® Family of Funds

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

Damon J. Andres
Vice President and Senior Portfolio
Manager

Kristen E. Bartholdson
Vice President and Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Mondrian Investment Partners Limited

Nigel Bliss
Senior Portfolio Manager
Mondrian Investment Partners Limited

Christopher J. Bonavico
Vice President, Senior Portfolio Manager, and
Equity Analyst

Kenneth F. Broad
Vice President, Senior Portfolio Manager, and
Equity Analyst

Liu-Er Chen
Senior Vice President,
Chief Investment Officer — Emerging
Markets and Healthcare

Thomas H. Chow
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Chief Investment Officer —
International Equities
Mondrian Investment Partners Limited

Chuck M. Devereux
Senior Vice President and Director of
Credit Research

Roger A. Early
Senior Vice President and
Co-Chief Investment Officer —
Total Return Fixed Income Strategy

Christopher M. Ericksen
Vice President, Portfolio Manager, and
Equity Analyst

Clive A. Gillmore
Chief Executive Officer
Mondrian Investment Partners Limited

Paul Grillo
Senior Vice President and
Co-Chief Investment Officer —
Total Return Fixed Income Strategy

John Kirk
Deputy CEO
Mondrian Investment Partners Limited

Nikhil G. Lalvani
Vice President and Senior Portfolio
Manager

Emma R. E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Anthony A. Lombardi
Vice President and Senior Portfolio
Manager

Kevin P. Loome
Senior Vice President, Senior Portfolio
Manager, and Head of High Yield
Investments

Nigel G. May
Deputy CEO —
Developed Equity Markets
Mondrian Investment Partners Limited

Christopher A. Moth
Director and Chief Investment Officer
Global Fixed Income and Currency
Mondrian Investment Partners Limited

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio
Manager, and Team Leader — Large-Cap
Value Focus Equity

Daniel J. Prislin
Vice President, Senior Portfolio Manager,
and Equity Analyst

David G. Tilles
Executive Chairman
Mondrian Investment Partners Limited

Jeffrey S. Van Harte
Senior Vice President and Chief
Investment Officer — Focus Growth Equity

Robert A. Vogel Jr.
Vice President and Senior Portfolio
Manager

Babak (Bob) Zenouzi
Senior Vice President, Chief Investment
Officer — REIT Equity

2011 Annual report • Delaware Pooled Trust

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103-7042

Investment advisor
Delaware Management Company, a series of Delaware Management Business Trust
2005 Market Street
Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at www.delawareinvestments.com; and (iii) on the Commission’s website at www.sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at www.delawareinvestments.com; and (ii) on the Commission’s website at www.sec.gov.

This report was prepared for investors in the Delaware Pooled® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002
Fax 215 255-1162

(8156)	Printed in the USA
AR-DPT [10/11] DG3 12/11	MF1111019 PO17168

Annual report Delaware REIT Fund October 31, 2011 Alternative / specialty mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware REIT Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation and
top 10 equity holdings	10
Statement of net assets	12
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	32
Report of independent registered
public accounting firm	43
Other Fund information	44
Board of trustees/directors and
officers addendum	48
About the organization	58

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	November 8, 2011

Performance preview (for the year ended October 31, 2011)
Delaware REIT Fund (Class A shares)	1-year return	+12.01%
FTSE NAREIT Equity REITs Index (new benchmark)	1-year return	+10.34%
FTSE NAREIT All Equity REITs Index (formerly known as the
FTSE NAREIT Equity REITs Index) (previous benchmark)	1-year return	+10.16%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware REIT Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund’s fiscal year was a highly volatile period for U.S. real estate investment trusts (REITs). Early in the fiscal year, REIT prices climbed steadily, posting an upward trend that lasted until early July 2011 as investors seemed to embrace the prospect of a moderate economic recovery. As July wore on, however, conditions deteriorated quickly, with several factors weighing on REITs — from worsening fears about the European debt crisis to political battles in Washington D.C., which culminated in early August as the rating agency Standard & Poor’s downgraded the U.S. sovereign credit rating.

In late July and early August 2011, REIT prices dropped sharply, but they rebounded in subsequent weeks. Over the remaining months of the Fund’s fiscal year, big price moves occurred regularly, with the rally in late August followed by a steep drop in September and then another impressive recovery in October.

Despite the up-and-down nature of the market, REITs enjoyed solid gains overall during the Fund’s fiscal year, as a favorable supply-demand balance, coupled with readily available financing at attractive prices, provided supportive conditions for property companies. Because real estate companies typically depend on debt financing to build and operate their properties, their bottom line directly profits when financing is affordable. Similarly, when the supply of properties is limited compared with demand, property owners can raise rents, which in turn boosts their companies’ income.

For its fiscal year ended Oct. 31, 2011, Delaware REIT Fund (Class A shares) returned +12.01% at net asset value and +5.55% at maximum offer price (both figures reflect reinvestment of all distributions). In comparison, the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, advanced by 10.34% during the same period. For the complete annualized performance of Delaware REIT Fund, please see the table on page 4.

During its fiscal year, the Fund enjoyed strong results relative to its benchmark, largely due to the favorable returns of the individual securities selected for the Fund’s portfolio.

For much of the Fund’s fiscal year, we tilted the portfolio toward high-quality mall, apartment, and self-storage companies, as we believed these businesses would be especially well positioned to take advantage of the lower interest rate environment (and,

1

Portfolio management review
Delaware REIT Fund

therefore, lower financing costs), as well as the pricing power and increased occupancies made possible by tight property supplies.

In the mall sector, for example, one of the Fund’s top-performing securities for the fiscal year was Simon Property Group, the largest position in both the Fund and the benchmark index. We believe Simon Property Group is an extremely high-quality company with a good management team and a healthy balance sheet, and its stock was supported by the limited supply of mall space and attractive financing costs.

The Fund was also helped by its overweight allocation to the apartment sector, as well as its security selection within this sector. The turmoil in the housing market has helped apartment companies in recent years, as more people are renting homes rather than owning them. In addition, the difficulty for many private builders to obtain commercial mortgages has resulted in much tighter supply for apartments than usual, which in turn has allowed for higher rents.

Another solid performer was Home Properties, which was not one of the apartment sector’s better performers in absolute terms, but we made a timely sale of the security late in the Fund’s fiscal year. Also within the sector, Fund performance was modestly hampered by an underweight position in AvalonBay Communities, a benchmark index constituent that fared relatively well. We de-emphasized this high-quality apartment company because we believed its shares were somewhat expensive and that better opportunities existed elsewhere.

We remain confident about the individual stocks in the Fund’s portfolio, but we are mindful of the broader macroeconomic risks facing investors today. These include:

  The excessive levels of debt in Europe (and to a lesser extent, in the United States)

  The functioning of the capital markets, whose health is closely tied to that of property companies

2

Public Storage, a leading self-storage company that enjoyed durable pricing power and affordable financing costs, was another notable outperformer for the Fund.

Given the Fund’s solid relative performance, few factors had a substantial negative effect on its performance. One disappointment in relative terms was the Fund’s modest cash position, which worked against returns in an up market (the index does not include a cash stake). Elsewhere, a handful of individual securities provided a modest degree of underperformance. The portfolio’s weakest individual holding during the fiscal year was Digital Realty Trust, an owner and operator of data-center space. Suburban office company Brandywine Realty Trust and lodging company Marriott International also hampered the Fund’s relative results. We sold Marriott during the fiscal year as we were concerned about an economic slowdown and believed Marriott would be affected by slower growth in revenue per available room. In addition, it became apparent that the company was losing market share.

As mentioned earlier, we favored high-quality mall, apartment, and self-storage REITs that we believed could benefit from a favorable supply-demand balance and low-cost financing. For the majority of the Fund’s fiscal year, we also opted to underweight lodging stocks because of concerns about the health of the economy, as lodging stocks can be economically sensitive. This approach worked well for the Fund, and late in the fiscal year, we selectively took advantage of opportunities to buy high-quality lodging stocks whose low prices we believed failed to reflect what we saw as their underlying value.

Toward the end of the Fund’s fiscal year, we began to position the Fund’s portfolio slightly more defensively in response to a significant rally by REIT stocks. Our approach was to trim the Fund’s allocation to stocks whose prices had risen beyond what we considered reasonable, while adding to the Fund’s holdings in stocks that we believed were fundamentally solid but still attractively valued.

We remain confident about the Fund’s individual holdings, but we are mindful of the broader macroeconomic risks facing investors today. We believe the excessive levels of debt in Europe (and to a lesser extent, in the U.S.) bear close scrutiny, and we will not hesitate to make changes as conditions evolve. In the meantime, we believe effective portfolio management is about successfully waging one small battle after another. We view it as our job to assess the market environment day by day and to position the Fund’s portfolio as effectively as possible to perform well as the landscape changes. In particular, we plan to continue to closely observe the functioning of the capital markets, whose health is closely tied to that of property companies, which require affordable and available investment capital in order to thrive.

3

Performance summary
Delaware REIT Fund	October 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through October 31, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+12.01%	-0.61%	+9.98%	n/a
Including sales charge	+5.55%	-1.78%	+9.33%	n/a
Class B (Est. Nov. 11, 1997)
Excluding sales charge	+11.08%	-1.36%	+9.32%	n/a
Including sales charge	+7.08%	-1.58%	+9.32%	n/a
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+11.08%	-1.36%	+9.15%	n/a
Including sales charge	+10.08%	-1.36%	+9.15%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+11.73%	-0.86%	n/a	+9.00%
Including sales charge	+11.73%	-0.86%	n/a	+9.00%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+12.27%	-0.37%	+10.25%	n/a
Including sales charge	+12.27%	-0.37%	+10.25%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from Feb. 28, 2011, through Feb. 28, 2012.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically

4

convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from Feb. 28, 2011, through Feb. 28, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 1.30% of the Fund’s average daily net assets from Feb. 28, 2011, through Feb. 28, 2012. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.62%	2.32%	2.32%	1.92%	1.32%
(without fee waivers)
Net expenses	1.55%	2.30%	2.30%	1.80%	1.30%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

5

Performance summary
Delaware REIT Fund

Performance of a $10,000 investment1
Average annual total returns from Oct. 31, 2001, through Oct. 31, 2011

For period beginning Oct. 31, 2001, through Oct. 31, 2011	Starting value	Ending value
FTSE NAREIT Equity REITs Index	$10,000	$28,355
FTSE NAREIT All Equity REITs Index	$10,000	$28,310
Delaware REIT Fund — Class A Shares	$9,425	$24,396

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2001, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index and the FTSE NAREIT All Equity REITs Index as of Oct. 31, 2001. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs. The FTSE NAREIT All Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges. Effective December 20, 2010: (1) FTSE changed the composition of the FTSE NAREIT Equity REITs Index to exclude timber REITs; (2) FTSE created the FTSE NAREIT All Equity REITs Index with the components of the former FTSE NAREIT Equity REITs Index, including timber REITs; and (3) the Fund changed its benchmark index from the FTSE NAREIT All Equity REITs Index (former FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index. The rationale for the change was that the Fund’s portfolio managers believe the new index is more appropriate for the Fund’s investment style.

6

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class B	DPRBX	246248819
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

7

Disclosure of Fund expenses
For the six-month period from May 1, 2011 to October 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2011 to October 31, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware REIT Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/11	10/31/11	Expense Ratio	5/1/11 to 10/31/11*
Actual Fund return
Class A	$1,000.00	$971.00	1.47%	$7.30
Class B	1,000.00	967.10	2.22%	11.01
Class C	1,000.00	967.10	2.22%	11.01
Class R	1,000.00	969.80	1.72%	8.54
Institutional Class	1,000.00	972.30	1.22%	6.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.47%	$7.48
Class B	1,000.00	1,014.01	2.22%	11.27
Class C	1,000.00	1,014.01	2.22%	11.27
Class R	1,000.00	1,016.53	1.72%	8.74
Institutional Class	1,000.00	1,019.06	1.22%	6.21

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Security type/sector allocation and top 10 equity holdings
Delaware REIT Fund	As of October 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Common Stock	94.62%
Diversified REITs	4.28%
Healthcare REITs	11.23%
Hotel REITs	5.24%
Industrial REITs	5.59%
Mall REITs	18.13%
Manufactured Housing REITs	1.30%
Multifamily REITs	17.46%
Office REITs	11.73%
Office/Industrial REITs	3.59%
Real Estate Operating Companies	0.72%
Self-Storage REITs	5.48%
Shopping Center REITs	7.83%
Single Tenant REIT	1.29%
Specialty REIT	0.75%
Exchange-Traded Fund	1.51%
Short-Term Investments	3.00%
Securities Lending Collateral	18.07%
Total Value of Securities	117.20%
Obligation to Return Securities Lending Collateral	(18.36%)
Receivables and Other Assets Net of Other Liabilities	1.16%
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	11.61%
ProLogis	5.01%
Equity Residential	4.90%
Public Storage	4.73%
Ventas	4.30%
Host Hotels & Resorts	4.29%
Boston Properties	4.19%
HCP	4.18%
AvalonBay Communities	3.56%
Vornado Realty Trust	3.40%

11

Statement of net assets
Delaware REIT Fund	October 31, 2011

		Number of shares	Value
Common Stock – 94.62%
Diversified REITs – 4.28%
	Lexington Realty Trust	141,780	$1,114,391
	Vornado Realty Trust	82,832	6,859,318
*	Washington Real Estate Investment Trust	23,080	668,397
			8,642,106
Healthcare REITs – 11.23%
	Cogdell Spencer	63,800	257,752
*	HCP	211,530	8,429,471
*	Health Care REIT	100,571	5,299,086
*	Ventas	155,877	8,668,319
			22,654,628
Hotel REITs – 5.24%
	Host Hotels & Resorts	605,928	8,646,592
*	LaSalle Hotel Properties	37,561	898,084
†	Strategic Hotels & Resorts	180,700	1,028,183
			10,572,859
Industrial REITs – 5.59%
*	DCT Industrial Trust	233,525	1,158,284
	ProLogis	339,906	10,115,603
			11,273,887
Mall REITs – 18.13%
	CBL & Associates Properties	81,200	1,248,856
	General Growth Properties	207,811	3,054,822
*	Macerich	125,951	6,267,322
*	Simon Property Group	182,367	23,423,217
	Taubman Centers	42,200	2,583,906
			36,578,123
Manufactured Housing REIT – 1.30%
*	Equity Lifestyle Properties	39,618	2,619,938
			2,619,938
Multifamily REITs – 17.46%
	Apartment Investment & Management	30,500	752,435
	AvalonBay Communities	53,751	7,185,971
	BRE Properties	59,229	2,968,557
	Camden Property Trust	38,186	2,315,599
*	Colonial Properties Trust	123,372	2,501,984
	Education Realty Trust	162,000	1,498,500

12

		Number of shares	Value
Common Stock (continued)
Multifamily REITs (continued)
	Equity Residential	168,323	$9,877,194
*	Essex Property Trust	33,127	4,729,211
	UDR	136,048	3,391,677
			35,221,128
Office REITs – 11.73%
*	Alexandria Real Estate Equities	35,479	2,344,807
*	Boston Properties	85,474	8,461,072
*	Brandywine Realty Trust	115,115	1,048,698
*	Douglas Emmett	110,200	2,148,900
*	Highwoods Properties	57,600	1,784,448
*	Kilroy Realty	75,660	2,775,965
	SL Green Realty	73,757	5,088,495
			23,652,385
Office/Industrial REITs – 3.59%
*	Digital Realty Trust	44,323	2,762,652
	Duke Realty	52,400	643,472
*	Liberty Property Trust	76,050	2,433,600
	PS Business Parks	26,129	1,390,847
			7,230,571
Real Estate Operating Companies – 0.72%
	Starwood Hotels & Resorts Worldwide	29,100	1,458,201
			1,458,201
Self-Storage REITs – 5.48%
*	Extra Space Storage	67,462	1,519,919
	Public Storage	73,866	9,532,407
			11,052,326
Shopping Center REITs – 7.83%
*	Acadia Realty Trust	54,040	1,119,709
	DDR	309,775	3,968,218
*	Federal Realty Investment Trust	41,176	3,654,782
*	Kimco Realty	301,879	5,273,825
*	Regency Centers	43,431	1,778,934
			15,795,468
Single Tenant REIT – 1.29%
*	National Retail Properties	95,775	2,609,869
			2,609,869

13

Statement of net assets
Delaware REIT Fund

	Number of shares	Value
Common Stock (continued)
Specialty REIT – 0.75%
Rayonier	36,257	$1,513,005
		1,513,005
Total Common Stock (cost $172,090,855)		190,874,494

Exchange-Traded Fund – 1.51%
* iShares Dow Jones U.S. Real Estate Index Fund	53,300	3,050,892
Total Exchange-Traded Fund (cost $2,845,681)		3,050,892

	Principal amount
Short-Term Investments – 3.00%
≠Discount Notes – 1.28%
Federal Home Loan Bank
0.003% 11/30/11	$2,128,520	2,128,503
0.01% 12/23/11	308,324	308,320
0.04% 11/2/11	30,955	30,955
Freddie Mac 0.05% 11/2/11	102,551	102,551
		2,570,329
Repurchase Agreement – 1.72%
BNP Paribas 0.08%, dated 10/31/11, to
be repurchased on 11/1/11, repurchase price
$3,477,008 (collateralized by U.S. government
obligations 0.25%-4.625% 2/29/12–2/15/21,
market value $3,546,540)	3,477,000	3,477,000
		3,477,000
Total Short-Term Investments (cost $6,047,341)		6,047,329

Total Value of Securities Before Securities
Lending Collateral – 99.13%
(cost $180,983,877)		199,972,715

14

	Number of shares	Value
Securities Lending Collateral** – 18.07%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	166,925	$161,700
Delaware Investments Collateral Fund No.1	36,282,239	36,282,239
@†Mellon GSL Reinvestment Trust II	580,111	0
Total Securities Lending Collateral
(cost $37,029,275)		36,443,939

Total Value of Securities – 117.20%
(cost $218,013,152)		236,416,654 ©
Obligation to Return Securities
Lending Collateral** – (18.36%)		(37,029,275)
Receivables and Other Assets
Net of Other Liabilities – 1.16%		2,340,123
Net Assets Applicable to 17,486,401
Shares Outstanding – 100.00%		$201,727,502

Net Asset Value – Delaware REIT Fund
Class A ($75,148,641 / 6,519,967 Shares)		$11.53
Net Asset Value – Delaware REIT Fund
Class B ($3,862,844 / 335,619 Shares)		$11.51
Net Asset Value – Delaware REIT Fund
Class C ($18,344,906 / 1,593,327 Shares)		$11.51
Net Asset Value – Delaware REIT Fund
Class R ($6,368,464 / 552,544 Shares)		$11.53
Net Asset Value – Delaware REIT Fund
Institutional Class ($98,002,647 / 8,484,944 Shares)		$11.55

Components of Net Assets at October 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)		$224,409,689
Accumulated net realized loss on investments		(41,085,689)
Net unrealized appreciation of investments		18,403,502
Total net assets		$201,727,502

15

Statement of net assets
Delaware REIT Fund

*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 8 in “Notes to financial statements” for additional information on securities lending collateral.
@	Illiquid security. At October 31, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
©	Includes $35,976,842 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware REIT Fund
Net asset value Class A (A)	$11.53
Sales charge (5.75% of offering price) (B)	0.70
Offering price	$12.23

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

REIT — Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

16

Statement of operations
Delaware REIT Fund	Year Ended October 31, 2011

Investment Income:
Dividends	$4,964,487
Securities lending income	72,066
Interest	1,980
Foreign tax withheld	(3,354)	$5,035,179

Expenses:
Management fees	1,575,076
Dividend disbursing and transfer agent fees and expenses	743,183
Distribution expenses – Class A	231,763
Distribution expenses – Class B	54,938
Distribution expenses – Class C	190,216
Distribution expenses – Class R	36,616
Reports and statements to shareholders	96,905
Registration fees	88,863
Accounting and administration expenses	82,579
Audit and tax	22,903
Legal fees	12,831
Dues and services	11,749
Trustees’ fees	11,185
Custodian fees	5,922
Insurance fees	4,811
Pricing fees	2,823
Consulting fees	2,190
Trustees’ expenses	781	3,175,334
Less fees waived		(18,141)
Less waived distribution expenses – Class A		(38,645)
Less waived distribution expenses – Class R		(6,103)
Less expense paid indirectly		(196)
Total operating expenses		3,112,249
Net Investment Income		1,922,930

18

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	$29,456,388
Net change in unrealized appreciation/depreciation of investments	(7,594,181)
Net Realized and Unrealized Gain on Investments	21,862,207

Net Increase in Net Assets Resulting from Operations	$23,785,137

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware REIT Fund

	Year Ended
	10/31/11	10/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,922,930	$3,276,581
Net realized gain on investments	29,456,388	65,363,700
Net change in unrealized
appreciation/depreciation of investments	(7,594,181)	4,915,772
Net increase in net assets resulting from operations	23,785,137	73,556,053

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,196,436)	(1,509,601)
Class B	(39,797)	(122,646)
Class C	(155,030)	(231,161)
Class R	(80,792)	(82,422)
Institutional Class	(1,838,764)	(2,458,561)
	(3,310,819)	(4,404,391)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,141,867	16,852,164
Class B	27,380	87,749
Class C	2,174,858	1,313,361
Class R	2,194,345	2,390,840
Institutional Class	26,944,199	52,397,545

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,089,522	1,374,874
Class B	36,674	110,571
Class C	144,152	210,675
Class R	80,705	82,258
Institutional Class	1,790,713	2,375,634
	48,624,415	77,195,671

20

	Year Ended
	10/31/11	10/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(30,207,746)	$(22,632,013)
Class B	(4,132,128)	(7,213,848)
Class C	(4,520,039)	(4,723,235)
Class R	(2,170,126)	(1,757,314)
Institutional Class	(37,016,402)	(93,812,092)
	(78,046,441)	(130,138,502)
Decrease in net assets derived from capital
share transactions	(29,422,026)	(52,942,831)
Net Increase (decrease) in Net Assets	(8,947,708)	16,208,831

Net Assets:
Beginning of year	210,675,210	194,466,379
End of year (there was no undistributed income at either
year end)	$201,727,502	$210,675,210

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$10.460	$ 7.630	$ 8.200	$17.690	$24.180

0.098	0.131	0.221	0.225	0.149
1.145	2.886	(0.509)	(5.793)	0.372
1.243	3.017	(0.288)	(5.568)	0.521

(0.173)	(0.187)	(0.224)	(0.339)	(0.380)
—	—	—	(3.583)	(6.631)
—	—	(0.058)	—	—
(0.173)	(0.187)	(0.282)	(3.922)	(7.011)

$11.530	$10.460	$ 7.630	$ 8.200	$17.690

12.01%	39.84%	(2.97% )	(37.85% )	2.33%

$75,149	$82,646	$64,237	$73,445	$153,051
1.51%	1.53%	1.48%	1.48%	1.36%

1.57%	1.62%	1.88%	1.59%	1.41%
0.89%	1.42%	3.38%	1.82%	0.79%

0.83%	1.33%	2.98%	1.71%	0.74%
129%	175%	174%	115%	82%

23

Financial highlights
Delaware REIT Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$10.450	$ 7.620	$ 8.190	$17.680	$24.150

0.015	0.061	0.173	0.138	0.006
1.136	2.888	(0.511)	(5.793)	0.373
1.151	2.949	(0.338)	(5.655)	0.379

(0.091)	(0.119)	(0.174)	(0.252)	(0.218)
—	—	—	(3.583)	(6.631)
—	—	(0.058)	—	—
(0.091)	(0.119)	(0.232)	(3.835)	(6.849)

$11.510	$10.450	$ 7.620	$ 8.190	$17.680

11.08%	38.88%	(3.73% )	(38.28% )	1.52%

$3,863	$7,393	$10,985	$17,831	$48,300
2.26%	2.28%	2.23%	2.23%	2.11%

2.27%	2.32%	2.58%	2.29%	2.11%
0.14%	0.67%	2.63%	1.07%	0.04%

0.13%	0.63%	2.28%	1.01%	0.04%
129%	175%	174%	115%	82%

25

Financial highlights
Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$10.450	$ 7.620	$ 8.190	$17.680	$24.150

0.015	0.062	0.173	0.136	0.006
1.136	2.887	(0.511)	(5.791)	0.373
1.151	2.949	(0.338)	(5.655)	0.379

(0.091)	(0.119)	(0.174)	(0.252)	(0.218)
—	—	—	(3.583)	(6.631)
—	—	(0.058)	—	—
(0.091)	(0.119)	(0.232)	(3.835)	(6.849)

$11.510	$10.450	$ 7.620	$ 8.190	$17.680

11.08%	38.88%	(3.73% )	(38.33% )	1.58%

$18,345	$18,713	$16,314	$22,695	$50,819
2.26%	2.28%	2.23%	2.23%	2.11%

2.27%	2.32%	2.58%	2.29%	2.11%
0.14%	0.67%	2.63%	1.07%	0.04%

0.13%	0.63%	2.28%	1.01%	0.04%
129%	175%	174%	115%	82%

27

Financial highlights
Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$10.460	$ 7.630	$ 8.200	$17.690	$24.180

0.071	0.109	0.205	0.191	0.102
1.145	2.885	(0.509)	(5.789)	0.363
1.216	2.994	(0.304)	(5.598)	0.465

(0.146)	(0.164)	(0.208)	(0.309)	(0.324)
—	—	—	(3.583)	(6.631)
—	—	(0.058)	—	—
(0.146)	(0.164)	(0.266)	(3.892)	(6.955)

$11.530	$10.460	$ 7.630	$ 8.200	$17.690

11.73%	39.50%	(3.21% )	(38.00% )	2.03%

$6,368	$5,680	$3,596	$3,395	$5,734
1.76%	1.78%	1.73%	1.73%	1.61%

1.87%	1.92%	2.18%	1.89%	1.71%
0.64%	1.17%	3.13%	1.57%	0.54%

0.53%	1.03%	2.68%	1.41%	0.44%
129%	175%	174%	115%	82%

29

Financial highlights
Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year Ended
10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
$10.480	$ 7.640	$ 8.220	$17.710	$24.210

0.127	0.155	0.238	0.247	0.196
1.144	2.893	(0.520)	(5.784)	0.366
1.271	3.048	(0.282)	(5.537)	0.562

(0.201)	(0.208)	(0.240)	(0.370)	(0.431)
—	—	—	(3.583)	(6.631)
—	—	(0.058)	—	—
(0.201)	(0.208)	(0.298)	(3.953)	(7.062)

$11.550	$10.480	$ 7.640	$ 8.220	$17.710

12.27%	40.23%	(2.72% )	(37.66% )	2.56%

$98,003	$96,243	$99,334	$87,430	$106,145
1.26%	1.28%	1.23%	1.23%	1.11%

1.27%	1.32%	1.58%	1.29%	1.11%
1.14%	1.67%	3.63%	2.07%	1.04%

1.13%	1.63%	3.28%	2.01%	1.04%
129%	175%	174%	115%	82%

31

Notes to financial statements
Delaware REIT Fund	October 31, 2011

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these

32

foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008–October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2011.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the

33

Notes to financial statements
Delaware REIT Fund

1. Significant Accounting Policies (continued)

date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended October 31, 2011.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended October 31, 2011.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended October 31, 2011, the Fund earned $196 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan and certain other expenses) do not exceed 1.30% of average daily net assets of the Fund through February 28, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. This expense waiver and reimbursement apply only to expenses paid directly to the Fund.

34

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended October 31, 2011, the Fund was charged $ 10,394 for these services.

DSC also provides dividend disbursing and transfer agent services. Prior to July 18, 2011, the Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, the Fund pays DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A and Class R shares’ 12b-1 fees through February 28, 2012 to more than 0.25% and 0.50%, respectively, of the classes’ average daily net assets.

At October 31, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$118,573
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	7,718
Distribution fees payable to DDLP	34,419
Other expenses payable to DMC and affiliates*	1,998

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended October 31, 2011, the Fund was charged $3,717 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended October 31, 2011, DDLP earned $15,004 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2011, DDLP received gross CDSC commissions of $ 6, $1,502 and $349 on redemptions of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

35

Notes to financial statements
Delaware REIT Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2011, the Fund made purchases of $269,372,116 and sales of $304,011,898 of investment securities other than short-term investments.

At October 31, 2011, the cost of investments for federal income tax purposes was $229,762,974. At October 31, 2011, net unrealized appreciation was $ 6,653,680, of which $ 22,146,349 related to unrealized appreciation of investments and $ 15,492,669 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

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The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$190,874,494	$—	$—	$190,874,494
Exchange-Traded Fund	3,050,892	—	—	3,050,892
Short-Term Investments	3,477,000	2,570,329	—	6,047,329
Securities Lending Collateral	—	36,443,939	—	36,443,939
Total	$197,402,386	$39,014,268	$—	$236,416,654

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Security
Lending
Collateral
Balance as of 10/31/10	$31,590
Sales	(30,919)
Net change in unrealized appreciation/depreciation	(671)
Balance as of 10/31/11	$—

Net change in unrealized appreciation/depreciation
from investments still held as of 10/31/11	$(29,991)

During the year ended October 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2011 and 2010 was as follows:

	Year Ended
	10/31/11	10/31/10
Ordinary income	$3,310,819	$4,404,391

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Notes to financial statements
Delaware REIT Fund

5. Components of Net Assets on a Tax Basis

As of October 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$224,409,689
Capital loss carryforwards	(29,335,868)
Unrealized appreciation of investments	6,653,681
Net assets	$201,727,502

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions and in-kind distributions of shareholder redemptions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2011, the Fund recorded the following reclassifications:

Undistributed net investment income	$1,387,889
Paid-in capital	(1,387,889)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $20,920,819 was utilized in 2011. Capital loss carryforwards remaining at October 31, 2011 will expire as follows: $29,335,868 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

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6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/11	10/31/10
Shares sold:
Class A	1,285,369	1,792,835
Class B	2,476	8,865
Class C	199,439	142,522
Class R	198,344	254,887
Institutional Class	2,456,013	5,600,897

Shares issued upon reinvestment of dividends and distributions:
Class A	100,989	146,361
Class B	3,390	11,885
Class C	13,353	22,451
Class R	7,472	8,730
Institutional Class	165,325	253,180
	4,432,170	8,242,613
Shares repurchased:
Class A	(2,766,428)	(2,459,341)
Class B	(377,998)	(754,876)
Class C	(410,170)	(514,716)
Class R	(196,257)	(191,969)
Institutional Class	(3,316,116)	(9,673,184)
	(7,066,969)	(13,594,086)
Net decrease	(2,634,799)	(5,351,473)

For the years ended October 31, 2011 and 2010, 199,570 Class B shares were converted to 199,021 Class A shares valued at $2,174,143 and 470,992 Class B shares were converted to 469,869 Class A shares valued at $4,596,472, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

39

Notes to financial statements
Delaware REIT Fund

7. Line of Credit (continued)

The Fund, along with the other Participants, entered into amendments to the agreement for a $50,000,000 and $100,000,000 revolving line of credit on November 16, 2010 and August 1, 2011, respectively. The line of credit under the agreement as amended expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of October 31, 2011 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding

40

security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At October 31, 2011, the value of securities on loan was $35,976,842, for which cash collateral was received and invested in accordance with the Lending Agreement. At October 31, 2011, the value of invested collateral was $36,443,939. These investments are presented on the statement of net assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

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Notes to financial statements
Delaware REIT Fund

9. Credit and Market Risk (continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of October 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the statement of net assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2011, the Fund designates distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100%

(A) is based on a percentage of the Fund’s total distributions.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust
and the Shareholders of The Real Estate Investment Trust Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2009 were audited by other independent accountants whose report dated December 22, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2011

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Other Fund information
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement

At a meeting held on August 16–17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Fund. The Board once again noted

44

the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the third quartile. The Board determined that the Fund’s performance results were mixed. Observing that the Fund’s one- and five-year performance was above median, the Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints

45

Other Fund information
Delaware REIT Fund

Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2012 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

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Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Pooled® Trust (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending October 31, 2010. During the fiscal years ended October 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

50

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

53

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

54

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

55

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

56

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

57

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Frances A. Sevilla-Sacasa Executive Advisor to Dean, University of Miami School of Business Administration Coral Gables, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

58

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Ann R. Leven
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $222,300 for the fiscal year ended October 31, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $271,800 for the fiscal year ended October 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $40,950 for the fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,350 for the fiscal year ended October 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended October 31, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended October 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,228,766 and $0 for the registrant’s fiscal years ended October 31, 2011 and October 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE POOLED® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 3, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 3, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2012